                                      LEASE

                                     BETWEEN

                           BALA PLAZA PROPERTY, INC.,

                                    LANDLORD,

                                       AND

                    PHILADELPHIA CONSOLIDATED HOLDING CORP.,

                           A PENNSYLVANIA CORPORATION,

                                     TENANT

                            DATED AS OF MARCH 1, 2006

                                TABLE OF CONTENTS

                                                                                                        PAGE

ARTICLE 1    BASIC LEASE PROVISIONS.................................................................      1
ARTICLE 2    PREMISES, TERM, RENT...................................................................      8
      SECTION 2.1    LEASE OF PREMISES..............................................................      8
      SECTION 2.2    COMMENCEMENT DATE..............................................................      8
      SECTION 2.3    PAYMENT OF RENT................................................................      9
      SECTION 2.4    [INTENTIONALLY OMITTED]........................................................      9
      SECTION 2.5    AREA OF PREMISES AND BUILDING..................................................      9
ARTICLE 3    USE AND OCCUPANCY......................................................................      9
      SECTION 3.1    PERMITTED USES.................................................................      9
      SECTION 3.2    PARKING........................................................................      9
ARTICLE 4    CONDITION OF THE PREMISES..............................................................     11
      SECTION 4.1    CONDITION......................................................................     11
ARTICLE 5    ALTERATIONS............................................................................     12
      SECTION 5.1    TENANT'S ALTERATIONS...........................................................     12
      SECTION 5.2    MANNER AND QUALITY OF ALTERATIONS..............................................     13
      SECTION 5.3    REMOVAL OF TENANT'S PROPERTY...................................................     13
      SECTION 5.4    MECHANIC'S LIENS...............................................................     14
      SECTION 5.5    LABOR RELATIONS................................................................     14
      SECTION 5.6    TENANT'S COSTS.................................................................     14
      SECTION 5.7    TENANT'S EQUIPMENT.............................................................     14
      SECTION 5.8    LEGAL COMPLIANCE...............................................................     14
      SECTION 5.9    FLOOR LOAD.....................................................................     14
ARTICLE 6    REPAIRS................................................................................     15
      SECTION 6.1    LANDLORD'S REPAIR AND MAINTENANCE..............................................     15
      SECTION 6.2    TENANT'S REPAIR AND MAINTENANCE................................................     15
      SECTION 6.3    RESTORATIVE WORK...............................................................     15
ARTICLE 7    INCREASES IN TAXES AND OPERATING EXPENSES..............................................     16
      SECTION 7.1    DEFINITIONS....................................................................     16
      SECTION 7.2    TENANT'S TAX PAYMENT...........................................................     18
      SECTION 7.3    TENANT'S OPERATING PAYMENT.....................................................     19

      SECTION 7.4    NON-WAIVER; DISPUTES...........................................................     21
      SECTION 7.5    PRORATION......................................................................     21
      SECTION 7.6    NO REDUCTION IN RENT...........................................................     21
ARTICLE 8    REQUIREMENTS OF LAW....................................................................     22
      SECTION 8.1    COMPLIANCE WITH REQUIREMENTS...................................................     22
      SECTION 8.2    FIRE AND LIFE SAFETY...........................................................     23
ARTICLE 9    SUBORDINATION..........................................................................     23
      SECTION 9.1    SUBORDINATION AND ATTORNMENT...................................................     23
      SECTION 9.2    FUTURE CONDOMINIUM DECLARATION.................................................     23
ARTICLE 10   SERVICES...............................................................................     24
      SECTION 10.1   ELECTRICITY....................................................................     24
      SECTION 10.2   EXCESS ELECTRICITY.............................................................     24
      SECTION 10.3   ELEVATORS......................................................................     25
      SECTION 10.4   HEATING, VENTILATION AND AIR CONDITIONING......................................     25
      SECTION 10.5   OVERTIME HVAC..................................................................     25
      SECTION 10.6   CLEANING.......................................................................     25
      SECTION 10.7   WATER..........................................................................     26
      SECTION 10.8   REFUSE REMOVAL.................................................................     26
      SECTION 10.9   DIRECTORY......................................................................     26
      SECTION 10.10  TENANT ACCESS TO PREMISES......................................................     26
      SECTION 10.11  TELECOMMUNICATIONS.............................................................     26
      SECTION 10.12  SERVICE INTERRUPTIONS..........................................................     26
      SECTION 10.13  SERVICE ADDITIONS AND OMISSIONS................................................     27
ARTICLE 11   INSURANCE; PROPERTY LOSS OR DAMAGE.....................................................     28
      SECTION 11.1   TENANT'S INSURANCE.............................................................     28
      SECTION 11.2   WAIVER OF SUBROGATION..........................................................     29
      SECTION 11.3   RESTORATION....................................................................     30
      SECTION 11.4   LANDLORD'S TERMINATION RIGHT...................................................     30
      SECTION 11.5   TENANT'S TERMINATION RIGHT.....................................................     31
      SECTION 11.6   FINAL 18 MONTHS................................................................     31
      SECTION 11.7   LANDLORD'S LIABILITY...........................................................     31
ARTICLE 12   EMINENT DOMAIN.........................................................................     32
      SECTION 12.1   TAKING.........................................................................     32

      SECTION 12.2   AWARDS.........................................................................     32
      SECTION 12.3   TEMPORARY TAKING...............................................................     33
ARTICLE 13   ASSIGNMENT AND SUBLETTING..............................................................     33
      SECTION 13.1   CONSENT REQUIREMENTS...........................................................     33
      SECTION 13.2   TENANT'S NOTICE; LANDLORD'S TERMINATION OPTION.................................     33
      SECTION 13.3   CONDITIONS TO ASSIGNMENT/SUBLETTING............................................     34
      SECTION 13.4   BINDING ON TENANT; INDEMNIFICATION OF LANDLORD.................................     36
      SECTION 13.5   TENANT'S FAILURE TO COMPLETE...................................................     37
      SECTION 13.6   PROFITS........................................................................     37
      SECTION 13.7   PERMITTED TRANSFERS............................................................     37
      SECTION 13.8   ASSUMPTION OF OBLIGATIONS......................................................     39
      SECTION 13.9   TENANT'S LIABILITY.............................................................     39
      SECTION 13.10  LISTINGS IN BUILDING DIRECTORY.................................................     39
      SECTION 13.11  LEASE DISAFFIRMANCE OR REJECTION...............................................     39
ARTICLE 14   ACCESS TO PREMISES.....................................................................     40
      SECTION 14.1   LANDLORD'S ACCESS..............................................................     40
      SECTION 14.2   BUILDING NAME..................................................................     40
      SECTION 14.3   [INTENTIONALLY OMITTED]........................................................     40
      SECTION 14.4   LIGHT AND AIR..................................................................     41
ARTICLE 15   DEFAULT................................................................................     41
      SECTION 15.1   TENANT'S DEFAULTS..............................................................     41
      SECTION 15.2   LANDLORD'S REMEDIES............................................................     42
      SECTION 15.3   LANDLORD'S DAMAGES.............................................................     44
      SECTION 15.4   INTEREST.......................................................................     45
      SECTION 15.5   [INTENTIONALLY OMITTED]........................................................     45
      SECTION 15.6   OTHER RIGHTS OF LANDLORD.......................................................     45
ARTICLE 16   LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES............................................     46
ARTICLE 17   NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL....................................     46
      SECTION 17.1   NO REPRESENTATIONS.............................................................     46
      SECTION 17.2   NO MONEY DAMAGES...............................................................     46
      SECTION 17.3   REASONABLE EFFORTS.............................................................     47
ARTICLE 18   END OF TERM............................................................................     47

      SECTION 18.1   EXPIRATION.....................................................................     47
      SECTION 18.2   HOLDOVER RENT..................................................................     47
ARTICLE 19   QUIET ENJOYMENT........................................................................     47
ARTICLE 20   NO SURRENDER; NO WAIVER................................................................     48
      SECTION 20.1   NO SURRENDER OR RELEASE........................................................     48
      SECTION 20.2   NO WAIVER......................................................................     48
ARTICLE 21   WAIVER OF TRIAL BY JURY; COUNTERCLAIM..................................................     48
      SECTION 21.1   JURY TRIAL WAIVER..............................................................     48
      SECTION 21.2   WAIVER OF COUNTERCLAIM.........................................................     48
ARTICLE 22   NOTICES................................................................................     49
ARTICLE 23   RULES AND REGULATIONS..................................................................     49
ARTICLE 24   BROKER.................................................................................     49
ARTICLE 25   INDEMNITY..............................................................................     50
      SECTION 25.1   TENANT'S INDEMNITY.............................................................     50
      SECTION 25.2   LANDLORD'S INDEMNITY...........................................................     50
      SECTION 25.3   DEFENSE AND SETTLEMENT.........................................................     50
ARTICLE 26   MISCELLANEOUS..........................................................................     51
      SECTION 26.1   DELIVERY.......................................................................     51
      SECTION 26.2   TRANSFER OF REAL PROPERTY......................................................     51
      SECTION 26.3   LIMITATION ON LIABILITY........................................................     51
      SECTION 26.4   RENT...........................................................................     51
      SECTION 26.5   ENTIRE DOCUMENT................................................................     51
      SECTION 26.6   GOVERNING LAW..................................................................     51
      SECTION 26.7   UNENFORCEABILITY...............................................................     51
      SECTION 26.8   LEASE DISPUTES.................................................................     52
      SECTION 26.9   LANDLORD'S AGENT...............................................................     52
      SECTION 26.10  ESTOPPEL.......................................................................     52
      SECTION 26.11  CERTAIN INTERPRETATIONAL RULES.................................................     53
      SECTION 26.12  PARTIES BOUND..................................................................     53
      SECTION 26.13  MEMORANDUM OF LEASE............................................................     53
      SECTION 26.14  COUNTERPARTS...................................................................     53
      SECTION 26.15  SURVIVAL.......................................................................     53
      SECTION 26.16  INABILITY TO PERFORM...........................................................     53

      SECTION 26.17  [INTENTIONALLY OMITTED]........................................................     53
      SECTION 26.18  [INTENTIONALLY OMITTED]........................................................     53
      SECTION 26.19  FINANCIAL STATEMENTS...........................................................     54
      SECTION 26.20  CHANGES TO REAL PROPERTY.......................................................     54
      SECTION 26.21  TAX STATUS. TAX STATUS OF BENEFICIAL OWNER.....................................     54
ARTICLE 27   [INTENTIONALLY OMITTED]................................................................     55

EXHIBITS
Exhibit A   Land
Exhibit A-1 Existing Premises Floor Plan
Exhibit A-2 Additional Second Floor Space Floor Plan
Exhibit A-3 Additional Third Floor Space Floor Plan
Exhibit A-4 Surrender Space Floor Plan
Exhibit A-5 Right of First Offer Space Floor Plans
Exhibit A-6 Landlord's Detailed Budget Drawings
Exhibit B   Definitions
Exhibit C   [Intentionally Omitted]
Exhibit D   Design Standards
Exhibit E   Cleaning Specifications
Exhibit F   Rules and Regulations
Exhibit G   Construction Rules and Regulations
Exhibit H   Subordination, Non-Disturbance and Attornment Agreement -
            Existing Mortgage
Exhibit I   Subordination, Non-Disturbance and Attornment Agreement - Existing
            Ground Lease

RIDER

Rider 1     ADDITIONAL PROVISIONS
R1-A        TERMINATION OF EXISTING LEASE
R1-B        IMPROVEMENTS TO PREMISES
R1-C        OPTION TO EXTEND TERM
R1-D        REIMBURSEMENT ALLOWANCE
R1-E        LANDLORD'S HVAC WORK
R1-F        IMPROVEMENTS TO THIRD FLOOR RESTROOMS
R1-G        BUILDING SIGN
R1-H        FITNESS CENTER
R1-I        DELICATESSEN
R1-J        CONDITIONS TO EFFECTIVENESS
R1-K        RIGHT OF FIRST OFFER

                                      LEASE

      This Lease (the "Lease") is made as of March 1, 2006 on this 16th day of March, 2006 ("Effective Date"), between Bala Plaza Property, Inc., a Delaware corporation ("Landlord"), and Philadelphia Consolidated Holding Corp., a Pennsylvania corporation ("Tenant").

      Landlord and Tenant, intending to be legally bound, hereby agree as follows:

                                    ARTICLE 1

                             BASIC LEASE PROVISIONS

PREMISES Initially, the Premises shall consist of 91,768 rentable square feet of space comprising Suite LL-34, Suite LL-36, Suite LL-38, Suite LL-40, Suite 100, Suite 111, Suite 113, Suite 117, Suite 124, Suite 200, Suite 208, Suite 209, Suite 212, Suite 216, Suite 221, Suite 226, Suite 324, Suite 334, Suite 402 and Suite 412, all as shown outlined or cross-hatched on Exhibit A-1 hereto (sometimes referred to herein as the "Existing Premises") and currently leased to Tenant pursuant to the Existing Lease (as defined in Rider 1-A).

                    On the Additional Second Floor Space Commencement Date (defined below in this Article 1), Suite 213, Suite 215, Suite 223, and Suite 243 in the Building, comprising 18,825 rentable square feet of space on the second floor of the Building and shown outlined or cross-hatched on Exhibit A-2 hereto (the "Additional Second Floor Space"), shall be added to and become part of the Premises.

                    On the Additional Third Floor Space Commencement Date (defined below in this Article 1), Suite 300 in the Building, comprising 24,928 rentable square feet of space on the third floor of the Building and shown outlined or cross-hatched on Exhibit A-3 hereto (the "Additional Third Floor Space"), shall be added to and become part of the Premises.

                    Tenant shall have the right, exercisable by delivering written notice to Landlord on or before March 31, 2006, to surrender and vacate, as of a date specified in such notice (which date must be on or before June 30, 2007 (the "Surrender Date")), 7,159 rentable square feet of space known as Suite 402 and Suite 412 (the "Surrender Space") and located on the fourth floor of the Building and as shown outlined or cross-hatched on Exhibit A-4, following which the rentable square footage of the Premises shall be reduced by 7,159 rentable square feet.

                    Therefore: (a) if Tenant exercises its right to surrender and vacate the Surrender Space, the total rentable square footage of the

                    Premises shall be 128,362, after giving effect to the addition to the Premises of the Additional Second Floor Space and the Additional Third Floor Space, and the deletion from the Premises of the Surrender Space; and (b) if Tenant does not exercise its right to surrender and vacate the Surrender Space, the total rentable square footage of the Premises shall be 135,521, after giving effect to the addition to the Premises of the Additional Second Floor Space and the Additional Third Floor Space.

BUILDING The building, fixtures, equipment and other improvements and appurtenances now located or hereafter erected, located or placed upon the Land and known as One Bala Plaza, Bala Cynwyd, Pennsylvania

COMPLEX             One, Two and Three Bala Plaza, as further defined on Exhibit
                    B

LAND                The real property described on Exhibit A to this Lease

REAL PROPERTY       The Complex, the Building, the Common Areas and the Land

COMMENCEMENT
DATE                Existing Premises: March 1, 2006

                    Additional Second Floor Space: The date (the "ADDITIONAL SECOND FLOOR SPACE COMMENCEMENT DATE") on which the Additional Second Floor Space Improvements (as defined in Rider R1-B) are Substantially Completed.

                    Additional Third Floor Space: The date (the "ADDITIONAL THIRD FLOOR SPACE COMMENCEMENT DATE") on which the Additional Third Floor Space Improvements (as defined in Rider R1-B) are Substantially Completed.

RENT
COMMENCEMENT
DATE                Existing Premises:   March 1, 2006

                    Additional Second Floor Space: The later date to occur (the "ADDITIONAL SECOND FLOOR SPACE RENT COMMENCEMENT DATE") of either (a) the date on which the Additional Second Floor Space Improvements are Substantially Completed, or (b) October 1, 2006. For the avoidance of doubt, if the Additional Second Floor Space Improvements are Substantially Completed before October 1, 2006, then the Additional Second Floor Space Commencement Date shall occur and Tenant shall be entitled to use and occupy the Additional Second Floor Space from and after such date of Substantial Completion, but Tenant's obligation to pay Fixed Rent and Additional Rent in respect of Taxes and Operating Expenses for the Additional Second Floor Space shall not commence until October 1, 2006, which will be the Additional Second Floor Space Rent Commencement Date in such event.

                    Additional Third Floor Space: The later date to occur (the "ADDITIONAL THIRD FLOOR SPACE RENT COMMENCEMENT DATE") of either (a) the date on which the Additional Third Floor Space Improvements are Substantially Completed, or (b) October 1, 2007. For the avoidance of doubt, if the Additional Third Floor Space Improvements are Substantially Completed before October 1, 2007, then the Additional Third Floor Space Commencement Date shall occur and Tenant shall be entitled to use and occupy the Additional Third Floor Space from and after such date of Substantial Completion, but Tenant's obligation to pay Fixed Rent and Additional Rent in respect of Taxes and Operating Expenses for the Additional Third Floor Space shall not commence until October 1, 2007, which will be the Additional Third Floor Space Rent Commencement Date in such event.

EXPIRATION DATE     February 28, 2014, or the last day of any renewal or
                    extended term, if the Term of this Lease is extended in accordance with any express provision hereof.

TERM The period commencing on the Commencement Date and ending on the Expiration Date.

PERMITTED USES      Executive and general offices with customary appurtenant
                    uses such as vending, kitchenette(s), etc.

BASE YEAR           Surrender Space (if tenant exercises its right to vacate and surrender the Surrender Space): Calendar Year 2005.

                    Existing Premises (including the Surrender Space if tenant does not exercise its right to surrender and vacate the Surrender Space): Calendar Year 2006

                    Additional Second Floor Space: Calendar Year 2006

                    Additional Third Floor Space: Calendar Year 2006

TENANT'S
PROPORTIONATE
SHARE Initially, Tenant's Proportionate Share shall be 25.1243%, being the sum of (a) 1.9600%, which is Tenant's Proportionate Share with respect to the Surrender Space, and
                    (b) 23.1643%, which is Tenant's Proportionate Share with respect to the Existing Premises, excluding the Surrender Space.

                    Effective on the Additional Second Floor Space Commencement Date, Tenant's Proportionate Share shall be increased by 5.1539%

                    Effective on the Additional Third Floor Space Commencement Date, Tenant's Proportionate Share shall be increased by 6.8248%

                    Effective on the Surrender Date, if Tenant exercises its right to surrender and vacate the Surrender Space, Tenant's Proportionate Share shall be decreased by 1.9600%

                    Therefore: (a) if Tenant exercises its right to surrender and vacate the Surrender Space, then after giving effect to the addition to the Premises of the Additional Second Floor Space and the Additional Third Floor Space, and the deletion from the Premises of the Surrender Space, Tenant's Proportionate Share shall be 35.1430%, being the sum of (i) 23.1643%, which is Tenant's Proportionate Share with respect to the Existing Premises, excluding the Surrender Space,
                    (ii) 5.1539%, which is Tenant's Proportionate Share with respect to the Additional Second Floor Space, and (iii) 6.8248%, which is Tenant's Proportionate Share with respect to the Additional Third Floor Space; and (b) if Tenant does not exercise its right to surrender and vacate the Surrender Space, then after giving effect to the addition to the Premises of the Additional Second Floor Space and the Additional Third Floor Space, Tenant's Proportionate Share shall be 37.103%, being the sum of (i) 25.1243%, which is Tenant's Proportionate Share with respect to the Existing Premises, including the Surrender Space, (ii) 5.1539%, which is Tenant's Proportionate Share with respect to the Additional Second Floor Space, and (iii) 6.8248%, which is Tenant's Proportionate Share with respect to the Additional Third Floor Space.

AREA OF BUILDING    The rentable area of the Building shall be deemed 365,256
                    square feet, as agreed by Landlord and Tenant.

AREA OF PREMISES    Existing Premises: 91,768 rentable square feet

                    Additional Second Floor Space: 18,825 rentable square feet

                    Additional Third Floor Space: 24,928 rentable square feet

                    Surrender Space: 7,159 rentable square feet

                    Therefore: (a) if Tenant exercises its right to surrender and vacate the Surrender Space, the total rentable square footage of the Premises shall be 128,362, after giving effect to the addition to the Premises of the Additional Second Floor Space and the Additional Third Floor Space, and the deletion from the Premises of the

                    Surrender Space; and (b) if Tenant does not exercise its right to surrender and vacate the Surrender Space, the total rentable square footage of the Premises shall be 135,521, after giving effect to the addition to the Premises of the Additional Second Floor Space and the Additional Third Floor Space.

FIXED RENT

           PERIOD                          ANNUAL FIXED RENT

                                                                ANNUAL FIXED RENT
                                                MONTHLY FIXED      PER RENTABLE
     SURRENDER SPACE*       ANNUAL BASE RENT*       RENT*          SQUARE FOOT*
-------------------------   -----------------   --------------  ----------------
3/1/06 to Surrender Date*     $171,816.00*       $14,318.00*       $24.00 /rsf*

    EXISTING PREMISES                                           ANNUAL FIXED RENT
(EXCLUDING THE SURRENDER                        MONTHLY FIXED      PER RENTABLE
         SPACE)*            ANNUAL BASE RENT*       RENT*          SQUARE FOOT*
-------------------------   -----------------   --------------  ----------------
    3/1/06 to 2/28/14*       $1,861,398.00*      $155,116.50*      $22.00 /rsf*

    EXISTING PREMISES                                           ANNUAL FIXED RENT
(INCLUDING THE SURRENDER      ANNUAL BASE       MONTHLY FIXED      PER RENTABLE
         SPACE)**                RENT**             RENT**         SQUARE FOOT**
-------------------------   -----------------   --------------  ----------------
   3/1/06 to 2/28/14**       $2,018,896.00**    $168,241.33**      $22.00 /rsf**

                                                                 ANNUAL FIXED RENT
 ADDITIONAL SECOND FLOOR                        MONTHLY FIXED      PER RENTABLE
          SPACE             ANNUAL BASE RENT         RENT          SQUARE FOOT
-------------------------   -----------------   --------------  ------------------
 Additional Second Floor
 Space Rent Commencement
    Date to 2/28/14            $414,150.00        $34,512.50       $22.00 /rsf

                                                                ANNUAL FIXED RENT
ADDITIONAL THIRD FLOOR                          MONTHLY FIXED     PER RENTABLE
         SPACE              ANNUAL BASE RENT        RENT           SQUARE FOOT
-------------------------   -----------------   --------------  ----------------
 Additional Third Floor
 Space Rent Commencement
    Date to 2/28/14           $548,416.00         $45,701.33       $22.00 /rsf

                    * Applicable if Tenant exercises its right to surrender and vacate the Surrender Space, and not applicable if Tenant does not exercise such right.

                    ** Assumes that Tenant does not exercise its right to surrender and vacate the Surrender Space, and not applicable if Tenant does exercise such right.

                    For March, 2006, Tenant shall pay Fixed Rent and Additional Rent in respect of Taxes and Operating Expenses based upon the assumption that Tenant will not exercise its right to surrender and vacate the Surrender Space, and if Tenant does exercise such right, then Landlord shall invoice Tenant for the amount of Fixed Rent and Additional Rent in respect of Taxes and Operating Expenses that Tenant should have paid in March, 2006, and Tenant shall pay such invoice within 30 days after delivery of such invoice by Landlord to Tenant.

                    $0.61/rsf in each of the above rates of Annual Fixed Rent per rentable square foot represents rent contractually owed by Tenant but forgiven by Landlord under the Existing Lease (as defined in Rider R1-A) as a result of the early termination of the Existing Lease under Rider R1-A of this Lease. Such amount (totaling $412,000) represents non-receipt of the amount of rent contractually owing by Tenant to Landlord under the Existing Lease but not paid upon termination of the Existing Lease and is therefore an incentive to Tenant to enter into this Lease.

ADDITIONAL RENT     All sums other than Fixed Rent payable by Tenant to
                    Landlord under this Lease and any work letter, exhibits, riders or other attachments hereto, including Tenant's Tax
                    Payment, Tenant's Operating Payment, late charges, overtime or excess service charges, supplemental chilled water charges, damages, and interest and other costs related to Tenant's failure to perform any of its obligations under this Lease

RENT                Fixed Rent and Additional Rent, collectively

INTEREST RATE       The lesser of (i) 4% per annum above the then-current Base
                    Rate, and (ii) the maximum rate permitted by applicable law

SECURITY DEPOSIT    None.

TENANT'S ADDRESS
FOR NOTICES         Philadelphia Consolidated Holding Corp
                    Suite 100
                    One Bala Plaza
                    Bala Plaza, PA 19004

LANDLORD'S
ADDRESS FOR
NOTICES             Bala Plaza Property, Inc.
                    c/o Tishman Speyer Properties, L.P.
                    45 Rockefeller Plaza
                    New York, New York 10111
                    Attn:  Chief Financial Officer

                    Copies to:

                    Bala Plaza Property, Inc.
                    c/o Tishman Speyer Properties, L.P.
                    One Bala Plaza
                    Suite 501
                    Bala Cynwyd, PA  19004
                    Attention  Property Manager
                    and:

                    Tishman Speyer Properties, L.P.
                    45 Rockefeller Plaza
                    New York, New York  10111
                    Attn:  Chief Legal Officer

LANDLORD'S
ADDRESS FOR
PAYMENT             Bala Plaza Property, Inc.
                    c/o Tishman Speyer Properties, L.P.
                    75 Remittance Drive
                    Suite 1152
                    Chicago, IL  60675-1152

TENANT'S BROKER
                    EBI Commercial and Tishman Speyer Properties, L.P.

LANDLORD'S AGENT    Tishman Speyer Properties, L.P. or any other person
                    designated at any time and from time to time by Landlord as Landlord's Agent and their successors and assigns

TENANT'S
CONTRIBUTION        $1,150,000.00

GROUND LEASE        That certain Ground Lease dated December 10, 2003 between
                    Bala Plaza, Inc. ("Prime Landlord"), as fee owner and ground landlord, and Bala Plaza Property, Inc., as ground tenant, pursuant to which Landlord has acquired the right to use and operate the Complex, including, without limitation, entering into leases for space in the Building, as the same may be amended from time to time.

All capitalized terms used in this Lease without definition are defined in Exhibit B.

                                    ARTICLE 2

                              PREMISES, TERM, RENT

      SECTION 2.1 LEASE OF PREMISES. Subject to the terms of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises for the Term. In addition, Landlord grants to Tenant the right to use, on a non-exclusive basis and in common with other tenants, the Common Areas.

      SECTION 2.2 COMMENCEMENT DATE. The Term of this Lease shall commence on the Commencement Date and, unless sooner terminated or extended as hereinafter provided, shall end on the Expiration Date. If Landlord does not tender possession of the Additional Second Floor Space or the Additional Third Floor Space to Tenant on or before any specified date, for any reason whatsoever, Landlord shall not be liable for any damage thereby caused, this Lease shall not be void or voidable thereby, and the Term shall not commence until Landlord tenders possession of the Additional Second Floor Space or the Additional Third Floor Space, as applicable, to Tenant. Landlord shall be deemed to have tendered possession of the Additional Second Floor Space or the Additional Third Floor Space, as applicable, to Tenant upon the giving of notice by Landlord to Tenant stating that such space is vacant, in the condition required by this Lease and available for Tenant's occupancy. No failure to tender possession of the Additional Second Floor Space or the Additional Third Floor Space to Tenant on or before any specified date shall affect any other obligations of Tenant hereunder. There shall be no postponement of the Additional Second Floor Space or the Additional Third Floor Space (or the corresponding Rent Commencement Date with respect to the Additional Second Floor Space or the Additional Third Floor Space, as applicable) for (i) any delay in the tender of possession to Tenant which results from any Tenant Delay or (ii) any delays by Landlord in the performance of any Punch List Items related to the Additional Second Floor Space Improvements or the Additional Third Floor Space Improvements (as each such term is defined in Rider R1-B), as applicable (Tenant shall have available to it the remedy described below in this Section 2.2 in the case of any such delay by Landlord in performing any Punch List Items). Once the Additional Second Floor Space and the Additional Third Floor Space Commencement Date are determined, Landlord and Tenant shall execute an agreement stating the Additional Second Floor Space Commencement Date, the Additional Third Floor Space Commencement Date, the respective Rent Commencement Dates and the Expiration Date, but the failure to do so will not affect the determination of such dates.

If Landlord fails to perform and complete any Punch List Items within 30 days after the creation of the list of Punch List Items and such failure continues for more than 30 days after notice by Tenant to Landlord of such failure, or if such failure is of a nature that it cannot be completely remedied within 30 days, failure by Landlord to commence to remedy such failure within said 30 days, and thereafter diligently prosecute to completion all steps necessary to completely remedy such failure within 90 days, Tenant may perform and complete such Punch List Items at Landlord's expense. All costs and expenses reasonably incurred by Tenant in connection with any such performance and completion by Tenant shall be paid by Landlord to Tenant within 30 days after Landlord receives an invoice therefor from Tenant, which shall be accompanied by true and complete copies of invoices and other reasonable support for the costs and expenses invoiced.

      SECTION 2.3 PAYMENT OF RENT. Tenant shall pay to Landlord at Landlord's Address for Payment, or at such other place as Landlord shall designate in writing from time to time, without notice or demand, and without any set-off, counterclaim, abatement or deduction whatsoever, except as may be expressly set forth in this Lease, in lawful money of the United States by wire transfer of funds or by good check (i) Fixed Rent in equal monthly installments, in advance, on the first day of each month during the Term, commencing on the Rent Commencement Date, and (ii) Additional Rent, at the times and in the manner set forth in this Lease.

      SECTION 2.4 [INTENTIONALLY OMITTED].

      SECTION 2.5 AREA OF PREMISES AND BUILDING. Landlord and Tenant agree that the Area of the Premises and the Area of the Building set forth in Article 1 shall be conclusive and binding on both parties regardless of any measurement of the Premises and/or of the Building after the date hereof.

                                    ARTICLE 3

                                USE AND OCCUPANCY

      SECTION 3.1 PERMITTED USES. Tenant may use and occupy the Premises for the Permitted Uses and for no other purpose. Tenant shall not use or occupy or permit the use or occupancy of any part of the Premises in a manner constituting a Prohibited Use. If Tenant uses the Premises for a purpose constituting a Prohibited Use, violating any Requirement, or causing the Building to be in violation of any Requirement, then Tenant shall promptly discontinue such use upon notice of such violation. Tenant, at its expense, shall procure and at all times maintain and comply with the terms and conditions of all licenses and permits required for the lawful conduct of the Permitted Uses in the Premises.

      SECTION 3.2 PARKING.

            (a) At no separate charge to Tenant, Landlord shall maintain sufficient parking on the Land in reasonable proximity to the Building to support 3.1 unreserved parking spaces per 1,000 square feet of the Building, and shall not grant parking rights to persons or entities other than tenants if such grant would cause the available unreserved parking for tenants of the Building to be reduced below 3.1 unreserved parking spaces per 1,000 square feet of the Building. Parking for Tenant and its employees and visitors shall be on a "first come, first served," unassigned basis, in common with Landlord and other tenants at the Property, and their employees and visitors, and, subject to the preceding sentence, other persons to whom Landlord shall grant the right or who shall otherwise have the right to use the same. In addition, at no extra cost to Tenant, Tenant shall have the right to use nine
(9) undesignated parking spaces for regular automobiles, and one (1) undesignated parking space for a van, in the Executive Parking Lot behind the Building. Landlord reserves the right to: (w) adopt reasonable rules and regulations pertaining to parking, (x) assign or reserve specific spaces provided that (1) Landlord must continue to maintain the minimum unreserved parking space ratio set forth in the first sentence of this Section 3.2(a), and
(2) if any spaces are to be assigned or reserved for the benefit of any office space tenant or other occupant or user of the Building (excluding any spaces that are so assigned or reserved as of the Effective Date or are so assigned or reserved for retail or medical tenants), Tenant shall be given the right to obtain assigned or reserved spaces, in proportion to the size of the Premises, on terms at least as favorable as those granted to any other tenant, (y) reserve spaces for disabled persons, and (z) restrict full-size vans and other large vehicles to specific areas of the parking lot. If notwithstanding Landlord's maintenance of the aforesaid parking ratio of 3.1 unreserved parking spaces per 1,000 square feet of the Building, finding an available parking space on the Land becomes unreasonably difficult during Ordinary Business Hours, Landlord and Tenant shall in good faith discuss proposed solutions and Landlord shall implement any agreed upon solution (such agreement not to be unreasonably withheld by either Landlord or Tenant) as soon as practicable under the circumstances. The costs and expenses incurred by Landlord in the implementation of any parking solution shall be included in Operating Expenses provided that such costs and expenses are not otherwise excluded from the definition of Operating Expenses set forth in Section 7.1(e).

            (b) Landlord reserves the right to temporarily close all or a portion of the parking areas or facilities in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the same, or in connection with special tenant events, provided that (i) during such temporary closure Landlord shall furnish alternate parking for Tenant and its employees and visitors within the Complex, free of charge, and (ii) except when it is not reasonably practicable, Landlord shall make such temporary closures outside of Ordinary Business Hours.

            (c) Landlord shall have the right to reasonably designate times when cars must be moved from the parking lot for the purpose of performing snow removal, cleaning or other maintenance, repair and replacement work, provided that except when it is not reasonably practicable, such designated times will be outside of Ordinary Business Hours.

            (d) Cars must be parked entirely within the stall lines, and only small or other qualifying cars may be parked in areas reserved for such cars; all directional signs, arrows and speed limits must be observed; spaces reserved for disabled persons must be used only by vehicles properly designated; washing, waxing, cleaning or servicing of any vehicle in the parking lot is prohibited; every parker is required to park and lock his own car, except to the extent that Landlord adopts a valet parking system; parking is prohibited in areas: (i) not striped or designated for parking, (ii) aisles, (iii) where "no parking" signs are posted, (iv) on ramps, and (v) loading areas and other specially designated areas. Any vehicle not parked in a proper manner may be issued a violation and towed at the vehicle owner's expense. Delivery trucks and vehicles shall use only those areas designated therefor.

            (e) Parking stickers, key cards or any other devices or forms of identification or entry shall remain the property of Landlord. Such devices must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void. If an employee of Tenant has more than one vehicle, he or she may use the same parking device for all registered vehicles. Such employee may also purchase additional parking devices. In any event, all vehicles must be registered with Landlord or any garage manager. Loss or theft of parking identification, key cards or other such devices must be reported to Landlord or any garage manager immediately. Any parking devices reported lost or stolen which are found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution. Lost or stolen devices found by Tenant or its employees must be reported to Landlord or the office of the garage immediately. If an employee of Tenant does not have his or her card, he or she should obtain a one-day visitor pass from the Landlord or garage manager.

            (f) Tenant agrees that it and its employees shall observe reasonable safety precautions in the use of the parking areas or facilities garage and shall at all times abide by the foregoing rules and regulations as well as any additional rules and regulations promulgated by Landlord governing the use of the parking areas or facilities that are not inconsistent with the requirements of Article 23 of this Lease. It is understood and agreed that Landlord does not assume any responsibility for any damage or loss to any parked automobiles or to any personal property located therein, or for any injury sustained by any person in or about the parking areas or facilities. Except in connection with a permitted assignment of this Lease or a permitted sublease of the Premises or a portion thereof, neither Tenant nor any Tenant employee nor any other party claiming by, through or under Tenant shall assign, sublet, license or otherwise transfer or allow the use of any of Tenant's parking rights under this Lease.

                                    ARTICLE 4

                            CONDITION OF THE PREMISES

      SECTION 4.1 CONDITION. Tenant is and has been in possession of the Existing Premises and agrees to accept possession of the Existing Premises in the condition existing on the Commencement Date "as is" and, subject to (i) Landlord's maintenance and repair obligations set forth in this Lease, and (ii) Landlord's obligations under Riders R1-B, R1-D and R1-E of Rider 1, Landlord has no obligation to perform or pay for any work, supply any materials, incur any expense or make any alterations or improvements to prepare the Existing Premises for Tenant's occupancy. Tenant has inspected the Additional Second Floor Space and the Additional Third Floor Space and agrees to accept possession of the Additional Second Floor Space and the Additional Third Floor Space Premises in their "as is" condition on the Additional Second Floor Space Commencement Date and the Additional Third Floor Space Commencement Date, respectively, subject to
(a) Landlord's maintenance and repair obligations set forth in this Lease, and
(b) Landlord's obligations under Riders R1-B, R1-D and R1-E of Rider 1.

                                    ARTICLE 5

                                   ALTERATIONS

      SECTION 5.1 TENANT'S ALTERATIONS.

            (a) Tenant shall not make any alterations, additions or other physical changes in or about the Premises (collectively, "ALTERATIONS") without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall have the right, without having to obtain Landlord's prior consent (but subject to the notice requirement set forth in Section 5.1(b)) to (i) make decorative Alterations such as painting, wall coverings and floor coverings (collectively, "DECORATIVE ALTERATIOns"), and (ii) make Alterations that meet all of the following criteria ("PERMITTED MINOR NON-STRUCTURAL ALTERATIONS"): (A) the total cost (labor and materials) of making the Alterations is less than $50,000, (B) the Alterations are non-structural and do not affect any Building Systems, (C) the Alterations affect only the Premises and are not visible from outside of the Premises, (D) the Alterations do not affect the certificate of occupancy issued for the Building or the Premises, and (E) the Alterations do not violate any Requirement.

            (b) PLANS AND SPECIFICATIONS. Prior to making any Alterations (other than Decorative Alterations), Tenant, at its expense, shall (i) submit to Landlord for its approval, detailed plans and specifications ("Plans") of each proposed Alteration, and with respect to any Alteration affecting any Building System, evidence that the Alteration has been designed by, or reviewed and approved by, Landlord's designated engineer for the affected Building System,
(ii) obtain all permits, approvals and certificates required by any Governmental Authorities, (iii) furnish to Landlord duplicate original policies or certificates of worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration), commercial general liability (including property damage coverage) and business auto insurance and Builder's Risk coverage (as described in Article
11) all in such form, with such companies, for such periods and in such amounts as Landlord may reasonably require, naming Landlord, Landlord's Agent, any Lessor and any Mortgagee as additional insureds, and (iv) furnish to Landlord reasonably satisfactory evidence of Tenant's ability to complete and to fully pay for such Alterations (excluding Decorative Alterations and Permitted Minor Non-Structural Alterations). Tenant shall give Landlord not less than 5 Business Days notice prior to performing any Decorative Alteration or Permitted Minor Non-Structural Alteration, which notice shall contain a description of such Decorative Alteration or Permitted Minor Non-Structural Alteration. Landlord shall have 10 Business Days after receipt of the Plans within which to approve or disapprove of the Plans for any proposed Alterations (other than Decorative Alterations and Permitted Minor Non-Structural Alterations). If Landlord fails to timely approve or disapprove the Plans within such 10 Business Day period and Tenant gives a second written request therefor to Landlord, then if Landlord does not specifically disapprove of the Plans within five Business Days after Landlord's receipt of such second written request, the second request shall be deemed approved by Landlord.

            (c) GOVERNMENTAL APPROVALS. Tenant, at its expense, shall, as and when required, promptly obtain certificates of partial and final approval of any Alterations that may be required by any Governmental Authority and shall furnish Landlord with copies thereof, together with "as-built" Plans for such Alterations prepared on an AutoCAD Computer Assisted Drafting and Design System (or such other system or medium as Landlord may accept), using naming conventions issued by the American Institute of Architects in June, 1990 (or such other naming conventions as Landlord may accept) and magnetic computer media of such record drawings and specifications translated in DFX format or another format acceptable to Landlord.

      SECTION 5.2 MANNER AND QUALITY OF ALTERATIONS. All Alterations shall be performed (a) in a good and workmanlike manner and free from defects using only labor forces which work in harmony with other labor forces in the Building as described below, (b) substantially in accordance with the Plans, and by contractors approved by Landlord, and (c) in compliance with all Requirements, the terms of this Lease and all construction procedures and regulations then prescribed by Landlord, including, without limitation, the construction rules and regulations set forth on Exhibit H, and (d) at Tenant's expense. All materials and equipment shall be of first quality and at least equal to the applicable standards for the Building then established by Landlord, and no such materials or equipment (other than Tenant's Property) shall be subject to any lien or other encumbrance. Any approval by Landlord contained in, or provided pursuant to, this Article permitting Tenant to perform any Alterations pursuant to this Article is contingent upon such Alterations being performed by workmen and mechanics working in harmony, and not interfering, with labor employed by Landlord, Landlord's contractors or by any other tenants or their contractors. To that end, Landlord hereby notifies Tenant that the labor forces that have traditionally worked at the Building have been union labor forces. If at any time during the course of the Alterations, any workmen or mechanics performing the Alterations are unable to work in harmony, or interfere, with labor employed by Landlord, Landlord's contractors or by any other tenants or their contractors, then the approval granted by Landlord to Tenant for such Alterations (either in Section 5.1 (a) with respect to Decorative Alterations or Permitted Minor Non-Structural Alterations, or in a separate consent or approval by Landlord, with respect to other Alterations), may be withdrawn by Landlord upon 48 hours, written notice to Tenant, and Tenant shall thereafter cause the Alterations to cease and shall restore the Premises to the condition as existed prior to the commencement of such Alterations.

      SECTION 5.3 REMOVAL OF TENANT'S PROPERTY. Tenant's Property shall remain the property of Tenant and Tenant may remove the same at any time on or before the Expiration Date. On or prior to the Expiration Date, Tenant shall, unless otherwise directed by Landlord, at Tenant's expense, remove any Specialty Alterations and close up any slab penetrations in the Premises. Tenant shall repair and restore, in a good and workmanlike manner, any damage to the Premises or the Building caused by Tenant's removal of any Alterations or Tenant's Property or by the closing of any slab penetrations, and upon default thereof, Tenant shall reimburse Landlord for Landlord's cost of repairing and restoring such damage. Any Specialty Alterations or Tenant's Property not so removed shall be deemed abandoned and Landlord may retain or remove and dispose of same, and repair and restore any damage caused thereby, at Tenant's cost and without accountability to Tenant. All other Alterations shall become Landlord's property upon termination of this Lease.

      Notwithstanding anything contained in this Section 5.3 to the contrary, Tenant shall not be required to remove any of the Specialty Alterations that exist in the Premises as of the Effective Date except for the internal staircase and the electronic security access system that exist in the Premises as of the Effective Date and any internal staircase constructed after the

Effective Date (whether or not Landlord approved such staircase without giving Tenant notice at the time of the approval that Tenant would be required to remove same pursuant to this Section 5.3), which must be removed by Tenant in accordance with this Section 5.3.

      SECTION 5.4 MECHANIC'S LIENS. Tenant, at its expense, shall discharge any lien or charge recorded or filed against the Real Property in connection with any work done or claimed to have been done by or on behalf of, or materials furnished or claimed to have been furnished to, Tenant, within 30 days after Tenant's receipt of notice thereof by payment, filing the bond required by law or otherwise in accordance with law.

      SECTION 5.5 LABOR RELATIONS. Tenant shall not employ, or permit the employment of, any contractor, mechanic or laborer, or permit any materials to be delivered to or used in the Building, if, in Landlord's reasonable judgment, such employment, delivery or use will interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others. If such interference or conflict occurs, upon Landlord's request, Tenant shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

      SECTION 5.6 TENANT'S COSTS. Tenant shall pay promptly to Landlord, within 30 days after invoice, all reasonable out-of-pocket costs actually incurred by Landlord in connection with Tenant's Alterations, including costs incurred in connection with (a) Landlord's review of the Alterations (including review of requests for approval thereof) and (b) the provision of Building personnel during the performance of any Alteration, to operate elevators or otherwise to facilitate Tenant's Alterations. In addition, Tenant shall pay to Landlord, upon demand, an administrative fee in an amount equal to 1.25% of the total cost of such Alterations. At Landlord's request, Tenant shall deliver to Landlord reasonable supporting documentation evidencing the hard and soft costs incurred by Tenant in designing and constructing any Alterations.

      SECTION 5.7 TENANT'S EQUIPMENT. Tenant shall provide notice to Landlord prior to moving any heavy machinery, heavy equipment, freight, bulky matter or fixtures (collectively, "Equipment") into or out of the Building and shall pay to Landlord any costs actually incurred by Landlord in connection therewith. If such Equipment requires special handling, Tenant agrees (a) to employ only persons holding all necessary licenses to perform such work, (b) all work performed in connection therewith shall comply with all applicable Requirements and (c) such work shall be done only during hours designated by Landlord.

      SECTION 5.8 LEGAL COMPLIANCE. The approval of Plans, or consent by Landlord to the making of any Alterations, does not constitute Landlord's representation that such Plans or Alterations comply with any Requirements. Landlord shall not be liable to Tenant or any other party in connection with Landlord's approval of any Plans, or Landlord's consent to Tenant's performing any Alterations. If any Alterations made by or on behalf of Tenant, require Landlord to make any alterations or improvements to any part of the Building in order to comply with any Requirements, Tenant shall pay all costs and expenses incurred by Landlord in connection with such alterations or improvements.

      SECTION 5.9 FLOOR LOAD. Tenant shall not place a load upon any floor of the Premises that exceeds 80 pounds per square foot "live load". Landlord reserves the right to reasonably designate the position of all Equipment which Tenant wishes to place within the Premises, and to place reasonable limitations on the weight thereof.

                                    ARTICLE 6

                                     REPAIRS

      SECTION 6.1 LANDLORD'S REPAIR AND MAINTENANCE. Landlord shall operate, maintain and, except as provided in Section 6.2 hereof, make all necessary repairs (both structural and nonstructural) to (i) the Building Systems, and
(ii) the Common Areas, in conformance with standards applicable to Comparable Buildings.

      SECTION 6.2 TENANT'S REPAIR AND MAINTENANCE. Tenant shall promptly, at its expense and in compliance with Article 5, make all nonstructural repairs to the Premises and the fixtures, equipment and appurtenances therein (including all electrical and plumbing systems in and exclusively serving the Premises from the point of connection to the Building Systems) and all Specialty Alterations; but excluding repairs, maintenance and replacement of exterior windows, atrium windows, exterior signs, the base Building heating, ventilation and air conditioning systems located in the Premises, the base Building life safety systems located in the Premises and non-Specialty Alteration lightbulbs, lamps and ballasts located in the Premises, which shall be repaired, maintained and replaced as necessary by Landlord and, to the extent applicable, the cost of such repairs, maintenance and replacements will be included in Operating Expenses (collectively, "TENANT FIXTURES"), as and when needed to preserve the Premises in good working order and condition, except for reasonable wear and tear and damage for which Tenant is not responsible. All damage to the Building or to any portion thereof or to any Tenant Fixtures requiring structural or nonstructural repair caused by or resulting from any act, omission, neglect or improper conduct of a Tenant Party or the moving of Tenant's Property or Equipment into, within or out of the Premises by a Tenant Party, shall be repaired at Tenant's expense by Tenant or by Landlord in accordance with the allocation of repair responsibilities set forth above. All Tenant repairs shall be of good quality utilizing new construction materials.

            SECTION 6.3 RESTORATIVE WORK. Landlord reserves the right to make all changes, alterations, additions, improvements, repairs or replacements to the Building and Building Systems, including changing the arrangement or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other Common Areas (collectively, "RESTORATIVE WORK"), as Landlord reasonably deems necessary or desirable, and to take all materials into the Premises required for the performance of such Restorative Work, provided that (a) the level of any Building service shall not decrease in any material respect from the level required of Landlord in this Lease as a result thereof (other than temporary changes in the level of such services during the performance of any such Restorative Work, which shall be minimized) and (b) Tenant is not deprived of access to the Premises in condition and under conditions reasonably conducive to the conduct of Tenant's business. Landlord shall use commercially reasonable efforts to avoid (or, if unavoidable, to minimize) interference with Tenant's use and occupancy of the Premises during the performance of such Restorative Work including, without limitation, performing such Restorative Work outside of Ordinary Business Hours. Except to the extent provided in Section 10.12, there shall be no Rent abatement or allowance to Tenant for a diminution of rental value, no actual or constructive eviction of Tenant, in whole or in part, no relief from any of Tenant's other obligations under this Lease, and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others performing, or failing to perform, any Restorative Work.

                                    ARTICLE 7

                    INCREASES IN TAXES AND OPERATING EXPENSES

      SECTION 7.1 DEFINITIONS. For the purposes of this Article 7, the following terms shall have the meanings set forth below:

            (a) "ASSESSED VALUATION" shall mean the amount for which the Real Property is assessed by any Governmental Authority for the purpose of imposition of Taxes.

            (b) "BASE OPERATING EXPENSES" shall mean the Operating Expenses for the Base Year.

            (c) "BASE TAXES" shall mean the Taxes payable on account of the Base Year.

            (d) "CALENDAR YEAR" shall mean each calendar year all or any portion of which occurs during the Term and "Comparison Year" shall mean any Calendar Year commencing subsequent to the Base Year.

            (e) "OPERATING EXPENSES" shall mean the aggregate of all costs and expenses paid or incurred by or on behalf of Landlord in connection with the, operation, repair and maintenance of the Real Property, including, but not limited to, the following:

                  (i) capital improvements incurred after the Base Year only if such capital improvement either (A) is reasonably intended to result in a reduction in Operating Expenses (as for example, a labor-saving improvement) provided, the amount included in Operating Expenses in the Base Year or any Comparison Year shall not exceed an amount equal to the savings reasonably anticipated to result from the installation and operation of such improvement, and/or (B) is made during the Base Year or any Comparison Year in compliance with Requirements first applicable to the Complex after the Effective Date. Such capital improvements shall be amortized (with interest at the Base Rate) on a straight-line basis over the useful life of such improvement as Landlord shall reasonably determine, and the amount included in Operating Expenses in the Base Year or any Comparison Year shall be equal to the annual amortized amount; and

                  (ii) costs of maintaining and operating (including the reasonable rental value thereof for not more than 5,000 square feet, which cannot exceed rental rates for comparable space in Comparable Buildings) the management and engineering offices, if any, for the Building, provided that if in any Comparison Year the number of square feet of such spaces is changed, then the Base Year Operating Expenses will be adjusted to reflect what such costs and rental value would have been if the number of square feet of such spaces in the Base Year had been the same as the number of square feet of such spaces in the Comparison Year in question.

      Operating Expenses shall not include any Excluded Expenses.

      If during all or part of the Base Year or any Comparison Year, Landlord shall not furnish any particular item(s) of work or service (which would otherwise constitute an Operating Expense) to any leasable portions of the Building for any reason, then, for purposes of computing Operating Expenses for such period, the amount included in Operating Expenses for such period shall be increased by an amount equal to the costs and expenses that would have been reasonably incurred by Landlord during such period if Landlord had furnished such item(s) of work or service to such portion of the Building. In determining the amount of Operating Expenses for the Base Year or any Comparison Year, if less than 95% of the Building rentable area is occupied by tenants at any time during the Base Year or such Comparison Year, then Operating Expenses shall be determined for the Base Year or such Comparison Year to be an amount equal to the like expenses which would normally be expected to be incurred had such occupancy been 95% throughout the Base Year or such Comparison Year. If in any Comparison Year the cost of premiums for insurance coverage with respect to terrorist acts and occurrences is less than the cost of such premiums included in Base Operating Expenses, Landlord may subtract from Base Operating Expenses an amount equal to the difference in the cost of such premiums commencing with such Comparison Year.

            (f) "STATEMENT" shall mean a statement containing a comparison of
(i) the Taxes payable for the Base Year and for any Comparison Year, or (ii) the Base Operating Expenses and the Operating Expenses payable for any Comparison Year.

            (g) "TAXES" shall mean (i) all real estate taxes, assessments, sewer and water rents, Business Improvement District assessments and charges, and other governmental levies, impositions or charges, whether general, special, ordinary, extraordinary, foreseen or unforeseen, which may be assessed, levied or imposed upon all or any part of the Real Property or in connection with the use thereof (including any transit, personal property, sales, rental, use, gross receipts, or occupancy taxes, vault rental and other taxes and assessments), and
(ii) all expenses (including reasonable attorneys' fees and disbursements and experts' and other witnesses' fees) incurred in contesting any of the foregoing or the Assessed Valuation of the Real Property not in excess of the amount of the reduction achieved (but such expenses will not be included in Base Taxes if incurred during the Base Tax Year). Taxes shall not include (x) interest or penalties incurred by Landlord as a result of Landlord's late payment of Taxes,
(y) franchise, transfer, gift, inheritance, estate or net income taxes imposed upon Landlord, or (z) deed transfer, transfer of economic interests or recordation taxes. For purposes hereof, "Taxes" for any Calendar Year shall be deemed to be the Taxes which are assessed, levied or imposed for such Calendar Year regardless of when due or paid. If any Taxes are assessed on a fiscal year (rather than a Calendar Year), Landlord shall have the right to equitably allocate such Taxes on a Calendar Year basis. If Landlord elects to pay any assessment in annual installments, then (i) such assessment shall be deemed to have been so divided and to be payable in the maximum number of installments permitted by law, and (ii) there shall be deemed included in Taxes for each Comparison Year the installments of such assessment becoming payable during such Comparison Year, together with interest payable during such Comparison Year on such installments and on all installments thereafter becoming due as provided by law, all as if such assessment had been so divided. If at any time the methods of taxation prevailing on the Effective Date shall be altered so that in lieu of or as an addition to the whole or any part of Taxes, there shall be assessed, levied or imposed

(1) a tax, assessment, levy, imposition or charge based on the income or rents received from the Real Property whether or not wholly or partially as a capital levy or otherwise, (2) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon all or any part of the Real Property and imposed upon Landlord, (3) a license fee measured by the rents, or (4) any other tax, assessment, levy, imposition, charge or license fee however described or imposed, including business improvement district impositions then all such taxes, assessments, levies, impositions, charges or license fees or the part thereof so measured or based shall be deemed to be Taxes.

      SECTION 7.2 TENANT'S TAX PAYMENT.

            (a) If the Taxes payable for any Comparison Year exceed the Base Taxes, Tenant shall pay to Landlord Tenant's Proportionate Share of such excess ("Tenant's Tax Payment"). For each Comparison Year, Landlord shall furnish to Tenant a statement setting forth Landlord's reasonable estimate of Tenant's Tax Payment for such Comparison Year (the "Tax Estimate"). Tenant shall pay to Landlord on the 1st day of each month during such Comparison Year an amount equal to 1/12 of the Tax Estimate for such Comparison Year. If Landlord furnishes a Tax Estimate for a Comparison Year subsequent to the commencement thereof, then (i) until the 1st day of the second month following the month in which the Tax Estimate is furnished to Tenant, Tenant shall pay to Landlord on the 1st day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.2 during the last month of the preceding Comparison Year, (ii) promptly after the Tax Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Tax Estimate previously made for the preceding Comparison Year were greater or less than the installments of Tenant's Tax Estimate to be made for such Comparison Year in accordance with the Tax Estimate, and (x) if there shall be a deficiency, Tenant shall pay the amount thereof within 30 days after demand therefor, or (y) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent due hereunder, and (iii) on the 1st day of the second month following the month in which the Tax Estimate is furnished to Tenant, and on the 1st day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12 of the Tax Estimate.

            (b) As soon as reasonably practicable after Landlord has determined the Taxes for a Comparison Year, Landlord shall furnish to Tenant a Statement for such Comparison Year. If the Statement shall show that the sums paid by Tenant under Section 7.2(a) exceeded the actual amount of Tenant's Tax Payment for such Comparison Year, Landlord shall credit the amount of such excess against subsequent payments of Rent due hereunder. If the Statement for such Comparison Year shall show that the sums so paid by Tenant were less than Tenant's Tax Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within 30 days after delivery of the Statement to Tenant.

            (c) Only Landlord may institute proceedings to reduce the Assessed Valuation of the Real Property and the filings of any such proceeding by Tenant without Landlord's consent shall constitute an Event of Default. If the Taxes payable for the Base Year are reduced, the Base Taxes shall be correspondingly revised, the Additional Rent previously paid or payable on account of Tenant's Tax Payment hereunder for all Comparison Years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord within 10 Business Days after being billed therefor, any deficiency between the amount of such Additional Rent previously computed and paid by Tenant to Landlord, and the amount due as a result of such recomputations. If Landlord receives a refund of Taxes for any Comparison Year, Landlord shall credit against subsequent payments of Rent due hereunder, an amount equal to Tenant's Proportionate Share of the refund, net of any expenses incurred by Landlord in achieving such refund, which amount shall not exceed Tenant's Tax Payment paid for such Comparison Year. Landlord shall not be obligated to file any application or institute any proceeding seeking a reduction in Taxes or the Assessed Valuation. The benefit of any exemption or abatement relating to all or any part of the Real Property shall accrue solely to the benefit of Landlord and Taxes shall be computed without taking into account any such exemption or abatement.

            (d) Tenant shall be responsible for any applicable occupancy or rent tax now in effect or hereafter enacted and, if such tax is payable by Landlord, Tenant shall promptly pay such amounts to Landlord, upon Landlord's demand.

            (e) Tenant shall be obligated to make Tenant's Tax Payment regardless of whether Tenant may be exempt from the payment of any Taxes as the result of any reduction, abatement or exemption from Taxes granted or agreed to by any Governmental Authority, or by reason of Tenant's diplomatic or other tax-exempt status.

            (f) Tenant's obligations to pay Taxes (or any other amounts) accruing during, or relating to, the period prior to expiration or earlier termination of this Lease, shall survive such expiration or termination. Landlord may reasonably estimate all or any of such obligations within a reasonable time before, or any time after, such expiration or termination. Tenant shall pay the full amount of such estimate, and any additional amount due after the actual amounts are determined, in each case within 30 days after Landlord sends a statement therefor. If the actual amount is less than the amount Tenant pays as an estimate, Landlord shall refund the difference within 30 days after such determination is made.

      SECTION 7.3 TENANT'S OPERATING PAYMENT.

            (a) If the Operating Expenses payable for any Comparison Year exceed the Base Operating Expenses (excluding any Base Operating Expenses that are non-recurring), Tenant shall pay to Landlord Tenant's Proportionate Share of such excess ("Tenant's OPERATING PAYMENT"). For each Comparison Year, Landlord shall furnish to Tenant a written statement setting forth Landlord's reasonable estimate of Tenant's Operating Payment for such Comparison Year (the "EXPENSE ESTIMATE"). Tenant shall pay to Landlord on the first day of each month during such Comparison Year an amount equal to 1/12 of the Expense Estimate. If Landlord furnishes an Expense Estimate for a Comparison Year subsequent to the commencement thereof, then (a) until the 1st day of the second month following the month in which the Expense Estimate is furnished to Tenant, Tenant shall pay to Landlord on the 1st day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this Section 7.3 during the last month of the preceding Comparison Year, (b) promptly after the Estimate is furnished to Tenant or together therewith, Landlord shall give notice to Tenant stating whether the installments of Tenant's Operating Payment previously made for the preceding Comparison Year were greater or less than the installments of Tenant's Operating

Payment to be made for such Comparison Year in accordance with the Estimate, and
(i) if there shall be a deficiency, Tenant shall pay the amount thereof within 30 days after demand therefor, or (ii) if there shall have been an overpayment, Landlord shall credit the amount thereof against subsequent payments of Rent due hereunder, and (c) on the 1st day of the second month following the month in which the Expense Estimate is furnished to Tenant, and on the 1st day of each month thereafter throughout the remainder of such Comparison Year, Tenant shall pay to Landlord an amount equal to 1/12 of Tenant's Operating Payment shown on the Expense Estimate.

            (b) On or before May 1st of each Comparison Year, Landlord shall furnish to Tenant a Statement for the immediately preceding Comparison Year. If the Statement shows that the sums paid by Tenant under Section 7.3(a) exceeded the actual amount of Tenant's Operating Payment for such Comparison Year, Landlord shall credit the amount of such excess against subsequent payments of Rent due hereunder. If the Statement shows that the sums so paid by Tenant were less than Tenant's Operating Payment for such Comparison Year, Tenant shall pay the amount of such deficiency within 30 days after Tenant's receipt of the Statement.

            (c) Tenant's Proportionate Share Adjustments; Allocations Within Complex. Landlord may separately determine Taxes and Expenses for the Property and other buildings in the Complex. If any Taxes or Expenses (or components thereof) apply to the Property and other areas of the Complex (including, without limitation, costs of shared parking facilities and other common areas, and a shared management office), Landlord shall allocate the same in accordance with sound accounting and management practices and any instruments or agreements pertaining to the sharing or allocation of the same. In the alternative, Landlord shall have the right to determine, in accordance with sound accounting and management practices, Tenant's Proportionate Share of Taxes and Expenses (or components thereof) based upon the combined total of the same for the Property and all or any such other buildings and areas of the Complex, in which event Tenant's Proportionate Share shall be based on the ratio of the rentable area of the Premises to the rentable area of such buildings. If the Property or Complex shall contain non-office uses during any period, Landlord may determine, in accordance with sound accounting and management practices, Tenant's Proportionate Share of Taxes and Expenses for only the office portion of the Property or Complex (or for only the non-office portion, if this Lease permits non-office use of the Premises); in such event, Tenant's Proportionate Share shall be based on the ratio of the rentable area of the Premises to the rentable area of such portion for such period. Tenant's Proportionate Share shall be subject to such other adjustments for such periods as may be applicable pursuant to Section 7.1(e)(ii), above, and pursuant to the definition of Tenant's Proportionate Share in Article 1.

            (d) Tenant's obligations to pay Operating Expenses (or any other amounts) accruing during, or relating to, the period prior to expiration or earlier termination of this Lease, shall survive such expiration or termination. Landlord may reasonably estimate all or any of such obligations within a reasonable time before, or any time after, such expiration or termination. Tenant shall pay the full amount of such estimate, and any additional amount due after the actual amounts are determined, in each case within 30 days after Landlord sends a Statement therefor. If the actual amount is less than the amount Tenant pays as an estimate, Landlord shall refund the difference within 30 days after such determination is made.

      SECTION 7.4 NON-WAIVER; DISPUTES.

            (a) Landlord's failure to render any Statement on a timely basis with respect to any Comparison Year shall not prejudice Landlord's right to thereafter render a Statement with respect to such Comparison Year or any subsequent Comparison Year, nor shall the rendering of a Statement prejudice Landlord's right to thereafter render a corrected Statement for that Comparison Year.

            (b) Each Statement sent to Tenant shall be conclusively binding upon Tenant unless Tenant (i) pays to Landlord when due the amount set forth in such Statement, without prejudice to Tenant's right to dispute such Statement, and
(ii) within 180 days after such Statement is sent, sends a notice to Landlord objecting to such Statement and specifying the reasons therefor. Tenant agrees that Tenant will not employ, in connection with any dispute under this Lease, any person or entity who is to be compensated in whole or in part, on a contingency fee basis. If the parties are unable to resolve any dispute as to the correctness of such Statement within 30 days following such notice of objection, either party may refer the issues raised to a reputable independent public accounting firm selected by Landlord (and not a firm engaged or seeking engagement as Landlord's accountants) and reasonably acceptable to Tenant, and the decision of such accountants shall be conclusively binding upon Landlord and Tenant. In connection therewith, Tenant, such accountants and all other persons to whom Tenant gives any of the information obtained in connection with such review shall execute and deliver to Landlord a confidentiality agreement, in form and substance reasonably satisfactory to Landlord, whereby such parties agree not to disclose to any third party any of the information obtained in connection with such review. Tenant shall pay the fees and expenses relating to such procedure, unless such accountants determine that Landlord overstated Operating Expenses by more than 5% for such Comparison Year, in which case Landlord shall pay such fees and expenses. Except as provided in this Section 7.4, Tenant shall have no right whatsoever to dispute, by judicial proceeding or otherwise, the accuracy of any Statement.

      SECTION 7.5 PRORATION. If the Rent Commencement Date is not January 1, the Additional Rent for the applicable Calendar Year shall be apportioned on the basis of the number of days in the year from the Rent Commencement Date to the following December 31. If the Expiration Date occurs on a date other than December 31st, any Additional Rent under this Article 7 for the Calendar Year in which such Expiration Date occurs shall be apportioned on the basis of the number of days in the period from January 1st to the Expiration Date. Upon the expiration or earlier termination of this Lease, any Additional Rent under this
Article 7 shall be adjusted or paid within 30 days after submission of the Statement for the last Calendar Year.

      SECTION 7.6 NO REDUCTION IN RENT. In no event shall any decrease in Operating Expenses or Taxes in any Comparison Year below the Base Operating Expenses or Base Taxes, as the case may be, result in a reduction in the Fixed Rent or any other component of Additional Rent payable hereunder.

                                    ARTICLE 8

                               REQUIREMENTS OF LAW

      SECTION 8.1 COMPLIANCE WITH REQUIREMENTS.

            (a) TENANT'S COMPLIANCE. Tenant, at its expense, shall comply with all Requirements applicable to the Premises; and/or Tenant's use or occupancy thereof; provided, however, that Tenant shall not be obligated to comply with any Requirements requiring any structural alterations to the Building or any alterations or repairs to any Building System unless the application of such Requirements arises from (i) the specific manner and/or nature of Tenant's use or occupancy of the Premises, as distinct from general office use, (ii) Alterations made by Tenant, or (iii) a breach by Tenant of any provisions of this Lease. Any repairs or alterations required for compliance with applicable Requirements shall be made (1) at Tenant's expense by Tenant in compliance with
Article 5 if such repairs or alterations are nonstructural and do not affect any Building System, and to the extent such repairs or alternations do not affect areas outside the Premises, or (2) at Landlord's expense, by Landlord if such repairs or alterations are structural or affect any Building System, or to the extent such repairs or alterations affect areas outside the Premises or are not Tenant's responsibility under the first sentence of this subsection 8.1(a). If Tenant obtains knowledge of any failure to comply with any Requirements applicable to the Premises, Tenant shall give Landlord prompt notice thereof.

            (b) HAZARDOUS MATERIALS. Tenant shall not cause or permit (i) any Hazardous Materials to be brought onto the Real Property, (ii) the storage or use of Hazardous Materials in or about the Building or Premises (subject to the second sentence of this Section 8.1(b)) or (iii) the escape, disposal or release of any Hazardous Materials within or in the vicinity of the Building. Nothing herein shall be deemed to prevent Tenant's use of any Hazardous Materials customarily used in the ordinary course of office work, provided such use is in accordance with all Requirements. Tenant shall be responsible, at its expense, for all matters directly or indirectly based on, or arising or resulting from the presence of Hazardous Materials at the Real Property which is caused or permitted by a Tenant Party. Tenant shall provide to Landlord copies of all communications received by Tenant with respect to any Requirements relating to Hazardous Materials, and/or any claims made in connection therewith. Landlord or its agents may perform environmental inspections of the Premises at any time.

            (c) LANDLORD'S COMPLIANCE. Landlord shall comply with (or cause to be complied with) all Requirements applicable to the Real Property which are not the obligation of Tenant, to the extent that non-compliance would adversely impair or affect Tenant's use and occupancy of the Premises for the Permitted Uses.

            (d) LANDLORD'S INSURANCE. Tenant shall not cause or permit any action or condition that would (i) invalidate or conflict with Landlord's insurance policies, (ii) violate applicable rules, regulations and guidelines of the Fire Department, Fire Insurance Rating Organization or any other authority having jurisdiction over the Building, (iii) cause an increase in the premiums of fire insurance for the Building over that payable with respect to Comparable Buildings, or (iv) result in Landlord's insurance companies' refusing to insure the Building or any property therein in amounts and against risks as reasonably determined by Landlord. If fire insurance premiums increase as a result of Tenant's failure to comply with the provisions of this Section 8.1, Tenant shall promptly cure such failure and shall reimburse Landlord for the increased fire insurance premiums paid by Landlord as a result of such failure by Tenant.

      SECTION 8.2 FIRE AND LIFE SAFETY. Any modifications to the Building fire alarm and life safety systems required by Tenant or completed as part of the Improvements shall be at Tenant's sole cost and expense, subject (if applicable) to the application of Landlord's Contribution pursuant to the terms of Rider R1-B. If the Fire Insurance Rating Organization or any Governmental Authority or any of Landlord's insurers requires or recommends any modifications and/or alterations be made or any additional equipment be supplied in connection with the sprinkler system or fire alarm and life-safety system serving the Building by reason of Tenant's business, any Alterations performed by Tenant or the location of the partitions, Tenant's Property, or other contents of the Premises, Landlord (to the extent outside of the Premises) or Tenant (to the extent within the Premises) shall make such modifications and/or Alterations, and supply such additional equipment, in either case at Tenant's expense.

                                    ARTICLE 9

                                  SUBORDINATION

      SECTION 9.1 SUBORDINATION AND ATTORNMENT.

            (a) By its execution of this Amendment, Landlord has informed Tenant that Landlord is the lessee under the Ground Lease. Landlord represents and warrants to Tenant that, as of the date hereof, (a) there are no Mortgages that constitute a lien or charge on the whole or any portion of the Building or the Land (or Landlord's interest in the Building, the Land or this Lease) except for the mortgage that is described in the form of Subordination, Non-Disturbance and Attornment Agreement that is attached hereto as Exhibit H (the "EXISTING MORTGAGE"), and (b) there are no Superior Leases covering the whole or any portion of the Land or the Building except for the Ground Lease. Within 30 days after the Effective Date, Landlord shall deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit H, from the holder of the Existing Mortgage. Simultaneously with the execution and delivery of this Lease by Landlord, Landlord shall deliver to Tenant a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit I, from Bala Plaza, Inc., the Lessor under the Ground Lease.

            (b) Tenant agrees to subordinate the leasehold estate created by this lease and the rights of Tenant hereunder to the lien of any Mortgage that hereafter constitutes a lien or charge on the whole or any portion of the Building or the Land (or Landlord's interest in the Building, the Land or this Lease) or to any Superior Lease that hereafter covers the whole or any portion of the Land or the Building provided that the holder of such Mortgage or the Lessor under such Superior Lease enters into a Subordination, Non-Disturbance and Attornment Agreement substantially in the form of Exhibit H and I, respectively (and Tenant agrees to execute and deliver such agreement in such event).

      SECTION 9.2 FUTURE CONDOMINIUM DECLARATION. This Lease and Tenant's rights hereunder are and will be subject and subordinate to any condominium declaration, by-laws and other instruments (collectively, the "CONDOMINIUM DOCUMENTS") which may be recorded in order to subject the Building to a condominium form of ownership pursuant to the laws of the Commonwealth of Pennsylvania, provided that the Condominium Documents do not by their terms increase the Rent, materially increase Tenant's non-Rent obligations or materially and adversely affect Tenant's rights under this Lease. At Landlord's request, and subject to the foregoing proviso, Tenant will execute and deliver to Landlord an amendment of this Lease confirming such subordination and modifying this Lease to conform to such condominium regime.

                                   ARTICLE 10

                                    SERVICES

      SECTION 10.1 ELECTRICITY. Subject to any Requirements or any public utility rules or regulations governing energy consumption, Landlord shall make or cause to be made, customary arrangements with utility companies and/or public service companies to furnish electric current to the Premises for Tenant's use in accordance with the Design Standards set forth in Exhibit D. If Landlord reasonably determines by the use of an electrical consumption survey or by other reasonable means that Tenant is using electric current (including overhead fluorescent fixtures) in excess of .4 kilowatt hours per square foot of usable area in the Premises per month, as determined on an annualized basis, or 4 watts per useable square foot of demand load ("Excess ELECTRICAL USAGE"), then Landlord shall have the right to charge Tenant an amount equal to Landlord's reasonable estimate of Tenant's Excess Electrical Usage, and shall have the further right to install a separate electric current meter, submeter or check meter in the Premises (a "METER") to measure the amount of electric current consumed in the Premises. The cost of such Meter, special conduits, wiring and panels needed in connection therewith and the installation, maintenance and repair thereof shall be paid by Tenant. Tenant shall pay to Landlord, from time to time, but no more frequently than monthly, for its Excess Electrical Usage at the Premises, plus Landlord's charge equal to 10% of Tenant's Excess Electrical Usage for Landlord's costs of maintaining, repairing and reading such Meter. The rate to be paid by Tenant for submetered electricity shall include any taxes or other charges in connection therewith.

      SECTION 10.2 EXCESS ELECTRICITY. Tenant shall at all times comply with the rules and regulations of the utility company supplying electricity to the Building. Tenant shall not use any electrical equipment which, in Landlord's reasonable judgment, would exceed the capacity of the electrical equipment serving the Premises or which interferes with the electrical service to other tenants of the Building. If Landlord determines that Tenant's electrical requirements necessitate installation of any additional risers, feeders or other electrical distribution equipment (collectively, "ELECTRICAL EQUIPMENT"), or if Tenant provides Landlord with evidence reasonably satisfactory to Landlord of Tenant's need for excess electricity and requests that additional Electrical Equipment be installed, Landlord shall, at Tenant's expense, install such additional Electrical Equipment, provided that Landlord, in its sole judgment, determines that (a) such installation is practicable and necessary, (b) such additional Electrical Equipment is permissible under applicable Requirements, and (c) the installation of such Electrical Equipment will not cause permanent damage to the Building or the Premises, cause or create a hazardous condition, entail excessive or unreasonable alterations, interfere with or limit electrical usage by other tenants or occupants of the Building or exceed the limits of the switchgear or other facilities serving the Building, or require power in excess of that available from the utility company serving the Building.

      SECTION 10.3 ELEVATORS. Landlord shall provide passenger elevator service for the Premises 24 hours per day, 7 days per week; provided, however, Landlord may limit passenger elevator service during non-Ordinary Business Hours.

      SECTION 10.4 HEATING, VENTILATION AND AIR CONDITIONING. Landlord shall furnish to the Premises heating, ventilation and air-conditioning ("HVAC") in accordance with the Design Standards during Ordinary Business Hours. Landlord shall have access to all air-cooling, fan, ventilating and machine rooms and electrical closets and all other mechanical installations of Landlord (collectively, "MECHANICAL INSTALLATIONS"), and Tenant shall not construct partitions or other obstructions which may interfere with Landlord's access thereto or the moving of Landlord's equipment to and from the Mechanical Installations. No Tenant Party shall at any time enter the Mechanical Installations or tamper with, adjust, or otherwise affect such Mechanical Installations. Landlord shall not be responsible if the HVAC System fails to provide cooled or heated air, as the case may be, to the Premises in accordance with the Design Standards by reason of (i) any equipment installed by, for or on behalf of Tenant, which has an electrical load in excess of the average electrical load and human occupancy factors for the HVAC System as set forth on Exhibit D, or (ii) any rearrangement of partitioning or other Alterations made or performed by, for or on behalf of Tenant. Tenant shall install, if missing, blinds or shades on all windows, which blinds and shades shall be subject to Landlord's approval, and shall keep operable windows in the Premises closed, and lower the blinds when necessary because of the sun's position, whenever the HVAC System is in operation or as and when required by any Requirement. Tenant shall cooperate with Landlord and shall abide by the rules and regulations which Landlord may reasonably prescribe for the proper functioning and protection of the HVAC System.

      SECTION 10.5 OVERTIME HVAC. The Fixed Rent does not include any charge to Tenant for the furnishing of HVAC to the Premises during any periods other than Ordinary Business Hours ("OVERTIME PERIODS"). If Tenant desires HVAC services during Overtime Periods, Tenant shall deliver notice to the Building office requesting such services by 2:00 p.m. of the Business Day on which or preceding the date such services are to be provided; provided, however, that Landlord shall use reasonable efforts to arrange such service on such shorter notice as Tenant shall provide. If Landlord furnishes HVAC service during Overtime Periods, Tenant shall pay to Landlord for such HVAC at Landlord's then established rate for such service in the Building, which rate must (i) be the standard rate as is charged by Landlord to all tenants of the Building and if charged based on the zone served, shall be prorated among the tenants using HVAC in the same zone during the same Overtime Period, and (ii) be comparable to the rates for overtime HVAC charged by owners of Comparable Buildings.

      SECTION 10.6 CLEANING. Landlord shall cause the Premises (excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages, as an exhibition area or classroom, for storage, as a shipping room, mail room or similar purposes, for exercise facilities, as a trading floor, or primarily for operation of computer, data processing, reproduction, duplicating or similar equipment) to be cleaned, substantially in accordance with the standards set forth in Exhibit E. Landlord reserves the right to modify such standards from time-to-time provided that Landlord's cleaning standards shall be reasonably consistent with those provided in Comparable Buildings. Any areas of the Premises which Landlord is not required to clean hereunder or which require additional cleaning shall be cleaned, at Tenant's expense, by Landlord's cleaning contractor for such charge as Landlord establishes from time to time equal to Landlord's cost to provide such cleaning service. Landlord's cleaning contractor and its employees shall have access to the Premises at all times except between 8:00 a.m. and 5:30 p.m. on weekdays which are not Observed Holidays.

      SECTION 10.7 WATER. Landlord shall provide hot and cold water in the lavatories, drinking fountains and janitor's closets on each floor of the Building. If Tenant requires water in excess of that used by a normal office building tenant of similar size using its premises for normal office use, Tenant shall pay for the cost of bringing water to the Premises and Landlord may install a meter to measure the water. Tenant shall pay the cost of such installation, and for all maintenance, repairs and replacements thereto, and for the reasonable charges of Landlord for the water consumed.

      SECTION 10.8 REFUSE REMOVAL. Landlord shall provide refuse removal services at the Building for ordinary office refuse and rubbish. Tenant shall pay to Landlord, Landlord's reasonable charge for such removal to the extent that the refuse generated by Tenant exceeds the refuse customarily generated by general office tenants. Tenant shall not dispose of any refuse in the Common Areas, and if Tenant does so, Tenant shall be liable for Landlord's reasonable charge for such removal. Tenant shall, at its sole cost and expense, comply with all present and future Requirements regarding the collection, sorting, separation, and recycling of trash. Each separately sorted category of trash shall be placed in separate receptacles as directed by Landlord.

      SECTION 10.9 DIRECTORY. Landlord shall list Tenant on all of the Building directories located in the first floor lobbies of the Building. The Building directory listing Tenant's name will be shared with other Building tenants and space on the directory shall be equitably apportioned amongst the tenants.

      SECTION 10.10 TENANT ACCESS TO PREMISES. Tenant shall have access to the Premises 24 hours a day, seven days a week. Outside of Ordinary Business Hours, Building access will be monitored by an electronic card or key security and access system or any such successor system installed and maintained by Landlord. Tenant shall be responsible for access control to the Premises at Tenant's sole cost and expense.

      SECTION 10.11 TELECOMMUNICATIONS. If Tenant requests that Landlord grant access to the Building to a telecommunications service provider designated by Tenant for purposes of providing telecommunications services to Tenant, Landlord shall use its good faith efforts to respond to such request within 30 days. Tenant acknowledges that nothing set forth in this Section shall impose any affirmative obligation on Landlord to grant such request and that Landlord, in its sole discretion, shall have the right to determine which telecommunications service providers shall have access to Building facilities.

      SECTION 10.12 SERVICE INTERRUPTIONS. Landlord reserves the right to suspend any service when necessary, by reason of Unavoidable Delays, accidents or emergencies, or for Restorative

Work which, in Landlord's reasonable judgment, are necessary or appropriate until such Unavoidable Delay, accident or emergency shall cease or such Restorative Work is completed and Landlord shall not be liable for any interruption, curtailment or failure to supply services. Landlord shall use commercially reasonable efforts to avoid, or if unavoidable, to minimize interference with Tenant's use and occupancy of the Premises as a result of any such interruption, curtailment or failure or defect in any such service, or change in the supply, character and/or quantity of, electrical service, and to restore any such services, remedy such situation and minimize any interference with Tenant's business. Notwithstanding the foregoing or any other provision of this Section 10.12, Landlord's performance of Restorative Work shall be subject to the provisions of Section 6.3 above. Except as provided below, the exercise of any such right or the occurrence of any such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, entitle Tenant to any compensation, abatement or diminution of Rent, relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or any Indemnified Party by reason of inconvenience to Tenant, or interruption of Tenant's business, or otherwise. Landlord shall not be liable in any way to Tenant for any failure, defect or interruption of, or change in the supply, character and/or quantity of electrical service furnished to the Premises for any reason except if attributable to the gross negligence or willful misconduct of Landlord.

      Notwithstanding the foregoing or any other contrary provision of this Lease, if Tenant is prevented from using for the conduct of its business, and does not use for the conduct of its business, the Premises or any material portion thereof, for the applicable Eligibility Period (defined below) as a result of any reason other than the negligence or willful misconduct of any Tenant Party, including, without limitation by reason of (i) any Restorative Work performed by Landlord after the Commencement Date not necessitated by the negligence or willful misconduct of any Tenant Party, or (ii) the failure of Landlord or its agents or contractors to provide to the Premises any of the utilities and services required to be provided under this Lease not caused by the negligence or willful misconduct of any Tenant Party or otherwise due to the occurrence of a casualty or condemnation, or (iii) any failure to provide access to the Premises and not caused by the negligence or willful misconduct of any Tenant Party or otherwise due to the occurrence of a casualty or condemnation; or (iv) an Unavoidable Delay, then, in any and all such events, Tenant's obligation to pay Fixed Rent, Tenant's Operating Payment and Tenant's Tax Payment shall be abated or reduced, as the case may be, retroactively from the third day that Tenant is so prevented from using for the conduct of its business and does not so use for the conduct of its business, the Premises or any material portion thereof, and continuing for such time that Tenant continues to be so prevented from using for the conduct of its business, and does not so use for the conduct of its business, the Premises or a material portion thereof, in the proportion that the rentable square feet of the portion of the Premises that Tenant is prevented from using, and does not so use, bears to the total rentable square feet of the Premises. As used herein, "ELIGIBILITY PERIOD" means 15 consecutive Business Days except when Restorative Work performed by Landlord after the Commencement Date and not necessitated by the negligence or willful misconduct of any Tenant Party is the reason why Tenant is prevented from using the Premises for the conduct of its business, in which case "ELIGIBILITY PERIOD" means five consecutive Business Days.

      SECTION 10.13 SERVICE ADDITIONS AND OMISSIONS. Except with respect to the services that Landlord otherwise agrees to provide as set forth in this Article, Landlord shall have the right to add, modify and/or curtail any Building services as Landlord determines appropriate from time to time in Landlord's sole discretion.

                                   ARTICLE 11

                       INSURANCE; PROPERTY LOSS OR DAMAGE

      SECTION 11.1 TENANT'S INSURANCE.

            (a) Tenant, at its expense, shall obtain and maintain in full force and effect the following insurance policies throughout the term of the Lease:

                  (i) a policy of commercial general liability insurance on an occurrence basis against claims for personal injury, bodily injury, death and/or property damage occurring in or about the Building, under which Tenant is insured and Landlord, Landlord's Agent and any Lessors and any Mortgagees whose names have been furnished to Tenant are named as additional insureds (the "INSURED PARTIES"). Such insurance shall provide primary coverage without contribution from any other insurance carried by or for the benefit of the Insured Parties, and Tenant shall obtain blanket broad-form contractual liability coverage to insure its indemnity obligations set forth in Article 25. The minimum limits of liability applying exclusively to the Premises shall be a combined single limit with respect to each occurrence in an amount of not less than $10,000,000 provided, however, that Landlord shall retain the right to require Tenant to increase such coverage from time to time to that amount of insurance which is then being customarily required by landlords for similar office space in Comparable Buildings. The deductible or self insured retention for such policy shall not exceed $10,000. Tenant may satisfy the limits of liability required herein with a combination of umbrella and/or excess policies of insurance, provided that such policies comply with all of the provisions hereof (including, without limitation, with respect to scope of coverage and naming of the Insured Parties);

                  (ii) insurance against loss or damage by fire, and such other risks and hazards as are insurable under then available standard forms of "Special Form Causes of Loss" or "All Risk" property insurance policies, insuring all Alterations and improvements to the Premises (including the Improvements) to the extent such Alterations and improvements exceed the cost of the improvements typically performed in connection with the initial occupancy of tenants in the Building ("BUILDING STANDARD INSTALLATIONS"), for the full insurable value thereof or replacement cost thereof, having a deductible amount, if any, not in excess of $25,000;

                  (iii) during the performance of any Alteration, until completion thereof, Builder's Risk insurance on an "all risk" basis and on a completed value form including a Permission to Complete and Occupy endorsement, for full replacement value covering the interest of Landlord and Tenant (and their respective contractors and subcontractors) in all work incorporated in the Building and all materials and equipment in or about the Premises;

                  (iv) Workers' Compensation Insurance or similar insurance, in form and amounts required by law, whether common law or by statute, and Employer's Liability with a combined single limit with respect to each occurrence, each policy and each employee of $1,000,000; and

                  (v) if the Building or Real Property includes a parking garage or surface parking lot that is utilized by Tenant, Commercial Automobile Liability Insurance for any owned, non-owned or hired vehicles with a combined single limit with respect to each occurrence in an amount of not less than $1,000,000.

            (b) All insurance required to be carried by Tenant (i) shall contain a provision that (x) no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained, and
(y) shall be noncancellable and/or no material change in coverage shall be made thereto unless the Insured Parties receive 30 days' prior notice of the same by certified mail, return receipt requested or by a recognized overnight delivery service and (ii) shall be effected under valid and enforceable policies issued by reputable insurers admitted to do business in the Commonwealth of Pennsylvania and rated in Best's Insurance Guide, or any successor thereto as having a "Best's Rating" of "A-" or better and a "Financial Size Category" of at least "X" or better or, if such ratings are not then in effect, the equivalent thereof or such other financial rating as Landlord may at any time consider appropriate. The policy must include a provision which provides that the rights of Landlord under such insurance policy shall not be prejudiced or interfered with notwithstanding any gross negligence or willful misconduct of Tenant or any Tenant Parties.

            (c) On or prior to the Commencement Date, Tenant shall deliver to Landlord appropriate policies of insurance, including evidence of waivers of subrogation required to be carried pursuant to this Article 11 and that the Insured Parties are named as additional insureds (the "Policies"). Evidence of each renewal or replacement of the Policies shall be delivered by Tenant to Landlord at least 10 days prior to the expiration of the Policies. In lieu of the Policies, Tenant may deliver to Landlord a certification from Tenant's insurance company (on the form currently designated "Acord 27" (Evidence of Property Insurance) and "Acord 25-S" (Certificate of Liability Insurance), or the equivalent, provided that attached thereto is an endorsement to Tenant's commercial general liability policy naming the Insured Parties as additional insureds), which endorsement is at least as broad as ISO policy form "CG 20 11 Additional Insured - Managers or Lessors of Premises (pre-1999 edition) and which endorsement expressly provides coverage for the negligence of the additional insureds, which certification shall be binding on Tenant's insurance company, and which shall expressly provide that such certification (i) conveys to the Insured Parties all the rights and privileges afforded under the Policies as primary insurance, (ii) contains an unconditional obligation of the insurance company to advise all Insured Parties in writing by certified mail, return receipt requested or by a recognized overnight delivery service, at least 30 days in advance of any termination or change to the Policies that would affect the interest of any of the Insured Parties, and (iii) the "additional insured" endorsement shall be at least as broad as ISO policy form `CG 20 11 Additional Insured - Managers or Lessors of Premises' (pre-1999 edition) and expressly provides coverage for the additional insured's negligence arising out of the Tenant's use of the Premises.

            (d) Any claims made against such insurance policies shall survive the expiration of the Lease. All rights that inure to the benefit of the Landlord shall not be prejudiced by the expiration of the Lease.

      SECTION 11.2 WAIVER OF SUBROGATION. Notwithstanding any other provision hereof, each party hereby waives any claim against the other and the other's agents, officers or employees, for damage to property by insurable casualty, it being understood that each party will look solely to the proceeds, if any, of property insurance and that the insurers will not be entitled to recover from the other party hereto for such damage, by way of subrogation or otherwise. Tenant acknowledges that Landlord shall not carry insurance on, and shall not be responsible for,
(i) damage to any Above Building Standard Installations, (ii) Tenant's Property, and (iii) any loss suffered by Tenant due to interruption of Tenant's business resulting from casualty.

      SECTION 11.3 RESTORATION.

            (a) If the Premises are damaged by fire or other casualty, or if the Building is damaged such that Tenant is deprived of reasonable access to the Premises, the damage shall be repaired by Landlord, to substantially the condition of the Premises prior to the damage, but Landlord shall have no obligation to repair or restore (i) Tenant's Property or (ii) except as provided in Section 11.3(b), any Alterations or improvements to the Premises, to the extent such Alterations or improvements exceed Building Standard Installations ("ABOVE BUILDING STANDARD INSTALLATIONS"). So long as Tenant is not in default beyond applicable grace or notice provisions in the payment or performance of its obligations under this Section 11.3, and provided Tenant timely delivers to Landlord either Tenant's Restoration Payment (as hereinafter defined) or the Restoration Security (as hereinafter defined) or Tenant expressly waives any obligation of Landlord to repair or restore any of Tenant's Above Building Standard Installations, then until the restoration of the Premises is Substantially Completed or would have been Substantially Completed but for Tenant Delay, Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall be reduced in the proportion by which the area of the part of the Premises which is not usable (or accessible ) and is not used by Tenant bears to the total area of the Premises.

            (b) As a condition precedent to Landlord's obligation to repair or restore any Above Building Standard Installations, Tenant shall (i) pay to Landlord upon demand a sum ("TENANT'S RESTORATION PAYMENT") equal to the amount, if any, by which (A) the cost, as estimated by a reputable independent contractor designated by Landlord, of repairing and restoring all Alterations and Improvements in the Premises to their condition prior to the damage, exceeds
(B) the cost of restoring the Premises with Building Standard Installations, or
(ii) furnish to Landlord security (the "RESTORATION SECURITY") in form and amount reasonably acceptable to Landlord to secure Tenant's obligation to pay all costs in excess of restoring the Premises with Building Standard Installations. If Tenant shall fail to deliver to Landlord either (1) Tenant's Restoration Payment or the Restoration Security, as applicable, or (2) a waiver by Tenant, in form satisfactory to Landlord, of all of Landlord's obligations to repair or restore any of the Above Building Standard Installations, in either case within 15 days after Landlord's demand therefor, Landlord shall have no obligation to restore any Above Building Standard Installations and Tenant's abatement of Fixed Rent, Tenant's Tax Payment and Tenant's Operating Payment shall cease when the restoration of the Premises (other than any Above Building Standard Installations) is Substantially Complete.

      SECTION 11.4 LANDLORD'S TERMINATION RIGHT. Notwithstanding anything to the contrary contained in Section 11.3, if the Premises are totally damaged or are rendered wholly untenantable, or if the Building shall be so damaged that, in Landlord's reasonable opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises are so damaged or rendered untenantable), then in either of such events,

Landlord may, not later than 60 days following the date of the damage, terminate this Lease by notice to Tenant, provided that if the Premises are not damaged, Landlord may not terminate this Lease unless Landlord similarly terminates the leases of other tenants in the Building aggregating at least 50% of the portion of the Building occupied for office purposes immediately prior to such damage. If this Lease is so terminated, (a) the Term shall expire upon the 30th day after such notice is given, (b) Tenant shall vacate the Premises and surrender the same to Landlord, (c) Tenant's liability for Rent shall cease as of the date of the damage, and (d) any prepaid Rent for any period after the date of the damage shall be refunded by Landlord to Tenant.

      SECTION 11.5 TENANT'S TERMINATION RIGHT. If the Premises are totally damaged and are thereby rendered wholly untenantable, or if the Building shall be so damaged that Tenant is deprived of reasonable access to the Premises, and if Landlord elects to restore the Premises, Landlord shall, within 60 days following the date of the damage, cause a contractor or architect selected by Landlord to give notice (the "RESTORATION NOTICE") to Tenant of the date by which such contractor or architect estimates the restoration of the Premises (excluding any Above Building Standard Installations) shall be Substantially Completed. If such date, as set forth in the Restoration Notice, is more than 18 months from the date of such damage, then Tenant shall have the right to terminate this Lease by giving notice (the "TERMINATION NOTICE") to Landlord not later than 30 days following delivery of the Restoration Notice to Tenant. If Tenant delivers a Termination Notice, this Lease shall be deemed to have terminated as of the date of the giving of the Termination Notice, in the manner set forth in the second sentence of Section 11.4.

      SECTION 11.6 FINAL 18 MONTHS. Notwithstanding anything to the contrary in this Article 11, if any damage during the final 18 months of the Term renders the Premises wholly untenantable, either Landlord or Tenant may terminate this Lease by notice to the other party within 30 days after the occurrence of such damage and this Lease shall expire on the 30th day after the date of such notice. For purposes of this Section 11.6, the Premises shall be deemed wholly untenantable if Tenant shall be precluded from using more than 50% of the Premises for the conduct of its business and Tenant's inability to so use the Premises is reasonably expected to continue for more than 90 days.

      SECTION 11.7 LANDLORD'S LIABILITY. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to such property, or for the loss of or damage to any property of Tenant by theft or otherwise. None of the Insured Parties shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire or other casualty, any damage caused by other tenants or persons in the Building or the parking garage or by construction of any private, public or quasi-public work, or any latent defect in the Premises or in the Building or the parking garage (except that Landlord shall be required to repair the same to the extent provided in Article
6). No penalty shall accrue for delays which may arise by reason of adjustment of fire insurance on the part of Landlord or Tenant, or for any Unavoidable Delays arising from any repair or restoration of any portion of the Building, provided that Landlord shall use reasonable efforts to minimize interference with Tenant's use and occupancy of the Premises during the performance of any such repair or restoration.

                                   ARTICLE 12

                                 EMINENT DOMAIN

      SECTION 12.1 TAKING.

            (a) TOTAL TAKING. If all or substantially all of the Real Property, the Complex, the Building or the Premises shall be acquired or condemned for any public or quasi-public purpose (a "TAKING"), this Lease shall terminate and the Term shall end as of the date of the vesting of title and Rent shall be prorated and adjusted as of such date.

            (b) PARTIAL TAKING. Upon a Taking of only a part of the Real Property, the Complex, the Building or the Premises then, except as hereinafter provided in this Article 12, this Lease shall continue in full force and effect, provided that from and after the date of the vesting of title, Fixed Rent and Tenant's Proportionate Share shall be modified to reflect the reduction of the Premises and/or the Building as a result of such Taking.

            (c) LANDLORD'S TERMINATION RIGHT. Whether or not the Premises are affected, Landlord may, by notice to Tenant, within 60 days following the date upon which Landlord receives notice of the Taking of all or a portion of the Real Property, the Complex, the Building or the Premises, terminate this Lease, provided that Landlord elects to terminate leases (including this Lease) aggregating at least 50% of the portion of the Building occupied for office purposes immediately prior to such Taking.

            (d) TENANT'S TERMINATION RIGHT. If the part of the Real Property so Taken contains more than 20% of the total area of the Premises occupied by Tenant immediately prior to such Taking, or if, by reason of such Taking, Tenant no longer has reasonable means of access to the Premises, Tenant may terminate this Lease by notice to Landlord given within 30 days following the date upon which Tenant is given notice of such Taking. If Tenant so notifies Landlord, this Lease shall end and expire upon the 30th day following the giving of such notice. If a part of the Premises shall be so Taken and this Lease is not terminated in accordance with this Section 12.1 Landlord shall restore that part of the Premises not so Taken to a self-contained rental unit substantially equivalent (with respect to character, quality, appearance and services) to that which existed immediately prior to such Taking, excluding Tenant's Property and Above Building Standard Installations.

            (e) APPORTIONMENT OF RENT. Upon any termination of this Lease pursuant to the provisions of this Article 12, Rent shall be apportioned as of, and shall be paid or refunded up to and including, the date of such termination.

      SECTION 12.2 AWARDS. Upon any Taking, Landlord shall receive the entire award for any such Taking, and Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term or Tenant's Alterations; and Tenant hereby assigns to Landlord all of its right in and to such award. Nothing contained in this Article 12 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property or Above Building Standard

Installations included in such Taking and for any moving expenses, provided any such award is in addition to, and does not result in a reduction of, the award made to Landlord.

      SECTION 12.3 TEMPORARY TAKING. If all or any part of the Premises is Taken temporarily during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice to Landlord and the Term shall not be reduced or affected in any way and Tenant shall continue to pay all Rent payable by Tenant without reduction or abatement and to perform all of its other obligations under this Lease, except to the extent prevented from doing so by the condemning authority, and Tenant shall be entitled to receive any award or payment from the condemning authority for such use, which shall be received, held and applied by Tenant as a trust fund for payment of the Rent falling due.

                                   ARTICLE 13

                            ASSIGNMENT AND SUBLETTING

      SECTION 13.1 CONSENT REQUIREMENTS.

            (a) NO ASSIGNMENT OR SUBLETTING. Except as expressly set forth herein, Tenant shall not assign, mortgage, pledge, encumber, or otherwise transfer this Lease, whether by operation of law or otherwise, and shall not sublet, or permit, or suffer the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise), without Landlord's prior consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed so long as no Event of Default then exists. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 13 shall be void and shall constitute an Event of Default.

            (b) COLLECTION OF RENT. If, without Landlord's consent, this Lease is assigned or transferred, or any part of the Premises is sublet or occupied by anyone other than Tenant or this Lease is encumbered (by operation of law or otherwise), Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved. No such collection shall be deemed a waiver of the provisions of this Article 13, an acceptance of the assignee, transferee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's covenants hereunder, and in all cases Tenant shall remain fully liable for its obligations under this Lease.

            (c) FURTHER ASSIGNMENT/SUBLETTING. Landlord's consent to any assignment, transfer or subletting shall not relieve Tenant from the obligation to obtain Landlord's consent to any further assignment, transfer or subletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet any portion of its sublet space, or otherwise suffer or permit any portion of the sublet space to be used or occupied by others, without Landlord's prior consent in each instance, which consent shall not be unreasonably withheld, conditioned or delayed so long as no Event of Default then exists.

      SECTION 13.2 TENANT'S NOTICE; LANDLORD'S TERMINATION OPTION.

            (a) If Tenant desires to assign or transfer this Lease or sublet all or any portion of the Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (i) in the case of a proposed assignment or transfer, the date Tenant desires the assignment or transfer to be effective, and (ii) in the case of a proposed sublease, a description of the portion of the Premises to be sublet and the desired commencement date of such sublease.

            (b) Any notice sent by Tenant under Section 13.2(a) may propose alternate transactions (for example, an assignment or a subletting), in which case Landlord may exercise its rights which are set forth below in Section 13.2(c) as to whichever of such transactions Landlord wishes (or Landlord may refrain from exercising its rights as to any such transactions).

            (c) Any notice given by Tenant under Section 13.2(a) shall be deemed an irrevocable 30 day offer from Tenant to Landlord of the right, at Landlord's option, (1) if the proposed transaction is an assignment or transfer of this Lease, to terminate this Lease with respect to the entire Premises, (2) if the proposed transaction is a sublease of 75% or more of the rentable square footage of the Premises and the term of such sublease (including any extension options provided for under the sublease) would either be for 75% or more of the then remaining Term of this Lease (without regard to any then unexercised extension options under this Lease) or for a period expiring during the last 18 months of the Term of this Lease (without regard to any then unexercised extension options under this Lease, but considering all extension options granted under the proposed sublease), to terminate this Lease with respect to the entire Premises, or (3) if Landlord elects not to exercise its termination right under clause (2) or if the proposed transaction is a sublease that does not fall within the criteria set forth in clause (2), to terminate this Lease with respect to the space that Tenant proposes to sublease (the "PARTIAL SPACE"). Such option may be exercised by notice from Landlord to Tenant within 30 days after delivery of Tenant's notice. If Landlord exercises its option to terminate all or a portion of this Lease, (a) this Lease shall end and expire with respect to all or a portion of the Premises, as the case may be, on the date that such assignment, transfer or sublease was to commence, provided that such date is in no event earlier than 90 days after the date Landlord receives the above notice unless Landlord agrees to such earlier date, (b) Rent shall be apportioned, paid or refunded as of such date, (c) Tenant, upon Landlord's request, shall enter into an amendment of this Lease ratifying and confirming such total or partial termination, and setting forth any appropriate modifications to the terms and provisions hereof, and (d) Landlord shall be free to lease the Premises (or any part thereof) to Tenant's prospective assignee, transferee or subtenant, if any. Tenant shall pay all costs to make the Partial Space a self-contained rental unit and to install any required Building corridors.

      SECTION 13.3 CONDITIONS TO ASSIGNMENT/SUBLETTING.

            (a) If Landlord does not exercise its termination option provided under Section 13.2(c) with respect to a proposed assignment or transfer of this Lease or a proposed subletting by Tenant, then Tenant shall have a period of one year from the date that Tenant gives notice of the proposed assignment, transfer or subletting under Section 13.2(a) to deliver to Landlord written notice of a proposed assignment or transfer by Tenant or a proposed subletting by Tenant, as applicable, which notice must be accompanied by the following information: (i) the date Tenant desires the assignment, transfer or subletting to be effective,
(ii) a true and complete statement reasonably detailing the identity of the proposed assignee, transferee or subtenant (any such proposed assignee, transferee or subtenant may hereafter be referred to herein as a "TRANSFEREE"), the nature of its business and its proposed use of the Premises, (iii) current financial information with respect to the Transferee, including its most recent financial statements, and (iv) any other information Landlord may reasonably request.

            (b) If Tenant delivers the information required under Section 13.3(a) within the one year period described in Section 13.3(a), and provided that no Event of Default then exists, Landlord shall grant or deny its consent to the proposed assignment, transfer or subletting within 10 Business Days after delivery by Tenant to Landlord of such information.

            (c) Landlord's consent to any proposed assignment, transfer or subletting shall not be unreasonably withheld or conditioned, provided that:

                  (i) in Landlord's reasonable judgment, the Transferee is engaged in a business or activity, and the Premises will be used in a manner, which (1) is in keeping with the then standards of the Building, (2) is for the Permitted Uses, (3) does not violate any restrictions set forth in this Lease, any Mortgage or Superior Lease or any negative covenant as to use of the Premises required by any other lease in the Building, and (4) will not attract a volume, frequency or type of visitor or employee to the Building which is not in keeping with the then standards of the Building and will not impose an excessive demand on or use of the facilities or services of the Building;

                  (ii) the Transferee is reputable with financial means to perform all of its obligations under this Lease or the sublease, as the case may be;

                  (iii) neither the Transferee nor any person which, directly or indirectly, controls, is controlled by, or is under common control with, the Transferee, but excluding in all cases Related Entities, is then an occupant of the Building and Landlord then has comparable space available in the Building;

                  (iv) there shall be not more than six subtenants on each floor of the Premises provided, however, that Related Entities shall not be counted for purposes of this Section 13.3(c)(iv);

                  (v) Tenant shall, upon demand, reimburse Landlord for all reasonable expenses incurred by Landlord in connection with such assignment or sublease, including any investigations as to the acceptability of the Transferee and all legal costs reasonably incurred in connection with the granting of any requested consent; and

                  (vi) the Transferee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity, regardless of whether the Transferee agrees to waive such diplomatic or sovereign immunity, and shall be subject to the service of process in, and the jurisdiction of the courts of, the Commonwealth of Pennsylvania.

            (d) With respect to each and every subletting, transfer and/or assignment approved by Landlord under the provisions of this Lease:

                  (i) except in the case of a Related Entity, the form of the proposed assignment, transfer agreement or sublease shall be reasonably satisfactory to Landlord;

                  (ii) no sublease shall be for a term ending later than one day prior to the Expiration Date;

                  (iii) except in the case of a Related Entity, no Transferee shall take possession of any part of the Premises, until an executed counterpart of such sublease, transfer agreement or assignment has been delivered to Landlord and approved by Landlord as provided in Section 13.8;

                  (iv) if an Event of Default occurs prior to the effective date of such assignment, transfer or subletting, then Landlord's consent thereto, if previously granted, shall be immediately deemed revoked without further notice to Tenant, and if such assignment or subletting would have been permitted without Landlord's consent pursuant to Section 13.7, such permission shall be void and without force and effect, and in either such case, any such assignment, transfer or subletting shall constitute a further Event of Default hereunder; and

                  (v) each sublease shall be subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate; and Tenant and each Transferee shall be deemed to have agreed that upon the occurrence and during the continuation of an Event of Default hereunder, Tenant has hereby assigned to Landlord, and Landlord may, at its option, accept such assignment of, all right, title and interest of Tenant as sublandlord under such sublease, together with all modifications, extensions and renewals thereof then in effect and such Transferee shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be (A) liable for any previous act or omission of Tenant under such sublease, (B) subject to any counterclaim, offset or defense not expressly provided in such sublease, which theretofore accrued to such Transferee against Tenant, (C) bound by any previous modification of such sublease not consented to by Landlord or by any prepayment of more than one month's rent, (D) bound to return such Transferee's security deposit, if any, except to the extent Landlord shall receive actual possession of such deposit and such Transferee shall be entitled to the return of all or any portion of such deposit under the terms of its sublease, or (E) obligated to make any payment to or on behalf of such Transferee, or to perform any work in the subleased space or the Building, or in any way to prepare the sublet space for occupancy, beyond Landlord's obligations under this Lease. The provisions of this Section 13.3(d)(v) shall be self-operative, and no further instrument shall be required to give effect to this provision, provided that the Transferee shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such subordination and attornment.

      SECTION 13.4 BINDING ON TENANT; INDEMNIFICATION OF LANDLORD. Notwithstanding any assignment, transfer or subletting or any acceptance of rent by Landlord from any Transferee, Tenant shall remain fully liable for the payment of all Rent due and for the performance of all the covenants, terms and conditions contained in this Lease on Tenant's part to be observed and performed, and any default under any term, covenant or condition of this Lease by any Transferee or anyone claiming under or through any Transferee shall be deemed to be a default under this Lease by Tenant. Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all Losses resulting from any claims that may be made against Landlord by the Transferee or anyone claiming under or through any Transferee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment, transfer or sublease, irrespective of whether Landlord shall give or decline to give its consent to any proposed assignment, transfer or sublease, or if Landlord shall exercise any of its options under this Article 13.

      SECTION 13.5 TENANT'S FAILURE TO COMPLETE. If Landlord consents to a proposed assignment, transfer or sublease and Tenant fails to execute and deliver to Landlord such assignment, transfer or sublease within 120 days after the giving of such consent or the amount of space subject to such sublease varies by more than 20% from that specified in the notice given by Tenant to Landlord pursuant to Section 13.2(b), then Tenant shall again comply with all of the provisions and conditions of Sections 13.2, 13.3 and 13.4 before assigning or transferring this Lease or subletting all or part of the Premises.

      SECTION 13.6 PROFITS. If Tenant enters into any assignment, transfer or sublease permitted hereunder or consented to by Landlord, Tenant shall, within 60 days of Landlord's consent to such assignment, transfer or sublease, deliver to Landlord a list of Tenant's reasonable third-party brokerage fees and legal fees paid or to be paid in connection with such transaction (collectively, "TRANSACTION COSTS"), together with a list of all of Tenant's Property to be transferred to such Transferee. Tenant shall deliver to Landlord evidence of the payment of such Transaction Costs promptly after the same are paid. In consideration of such assignment or subletting, Tenant shall pay to Landlord:

            (a) In the case of an assignment or transfer, on the effective date of the assignment or transfer, 50% of all sums and other consideration paid to Tenant by the Transferee for or by reason of such assignment or transfer (including, except to the extent prohibited by Section 26.21, sums paid for the sale or rental of Tenant's Property, less, the then fair market or rental value thereof, as reasonably determined by Landlord) after first deducting the Transaction Costs; or

            (b) In the case of a sublease, 50% of any consideration payable under the sublease to Tenant by the Transferee which exceeds on a per square foot basis the Fixed Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (together with, except to the extent prohibited by Section 26.21, any sums paid for the sale or rental of Tenant's Property, less, the then fair market or rental value thereof, as reasonably determined by Landlord) after first deducting the Transaction Costs. The sums payable under this clause shall be paid by Tenant to Landlord monthly as and when paid by the subtenant to Tenant.

      SECTION 13.7 PERMITTED TRANSFERS.

            (a) PERMITTED BUSINESS PURPOSE ASSIGNMENTS AND TRANSFERS. If Tenant is a legal entity, the transfer (by one or more transfers), directly or indirectly, by merger, consolidation, operation of law or otherwise, of a majority of the stock or other beneficial ownership interest in Tenant (collectively, "OWNERSHIP INTERESTS") or of all or substantially all of the assets of Tenant shall be deemed a voluntary assignment or transfer of this Lease. Without limiting the generality of the foregoing, for purposes of this Article, the terms "assign" and "transfer" shall be deemed to include (x) the issuance of new Ownership Interests which results in a majority of the Ownership Interests in Tenant being held by a person or entity which does not hold a majority of the Ownership Interests in Tenant on the Effective Date and (y) except as provided below, the sale or transfer of all or substantially all of the assets of Tenant in one or more transactions and the merger or consolidation of Tenant into or with another business entity. However, notwithstanding any provision of this Article 13 (or any other provision of this Lease) to the contrary, the provisions of Sections 13.1, 13.2, 13.4 and 13.5 shall not apply to, and without limitation thereof, Landlord's prior consent shall not be required for:

                  (i) the transfer of Ownership Interests in Tenant if and so long as Tenant is publicly traded on a nationally recognized stock exchange;

                  (ii) a merger or consolidation of Tenant with or into any entity (where by operation of law such surviving or resulting entity assumes all of the assets, obligations and liabilities of Tenant including, without limitation, the obligations and liabilities of Tenant under this Lease) or an assignment of this Lease to a purchaser of all or substantially all of the assets of Tenant, so long as with respect to transfers permitted under this clause (ii), (A) Tenant certifies that such transfer or assignment was made for a legitimate independent business purpose and not for the purpose of assigning or transferring this Lease, (B) the successor to or assignee of Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (x) the net worth of Tenant at the Effective Date or (y) the net worth of Tenant as of the date that the most recent amendment to this Lease was entered into by Landlord and Tenant, (C) proof satisfactory to Landlord of such net worth is delivered to Landlord (x) at least 10 days prior to the effective date of any such merger, consolidation, assignment or transfer, to the extent Tenant is permitted under applicable law to deliver same to Landlord prior to such effective date, or (y) no more than 10 days after the effective date of any such merger, consolidation, assignment or transfer, to the extent Tenant is not permitted under applicable law to deliver same to Landlord prior to such effective date, and (D) the purchaser/assignee executes and delivers to Landlord on or before the effective date of any such purchase of all or substantially all of the assets of Tenant a written assumption of all of Tenant's obligations and liabilities under this Lease, which shall be in a form and substance reasonably acceptable to Landlord and shall be executed and delivered on or prior to the effective date of the transfer, with an original executed counterpart to Landlord.

            (b) RELATED ENTITIES. Notwithstanding any provision of this Article 13 (or any other provision of this Lease) to the contrary, the provisions of Sections 13.1, 13.2, 13.3(c)(iii), 13.3(c)(iv), 13.4 and 13.5 shall not apply to, and without limitation thereof, Landlord's prior consent shall not be required for the assignment or transfer of this Lease to, or the sublease of all or part of the Premises for any Permitted Use to, any business entity which controls, is controlled by, or is under common control with the original Tenant (a "RELATED ENTITY"). Any such assignment, transfer or sublease shall not relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "CONTROL" shall be deemed to mean ownership of not less than 50% of all of the Ownership Interests of such corporation or other business entity.

            (c) APPLICABILITY. Notwithstanding the foregoing, Tenant shall have no right to assign or transfer this Lease or sublease all or any portion of the Premises without Landlord's consent pursuant to this Section 13.7 if Tenant is not the initial Tenant herein named or a person or entity who acquired Tenant's interest in this Lease in a transaction approved by Landlord or a transaction permitted under this Section 13.7. The limitations set forth in this
Section 13.7 shall apply to Transferee(s) and guarantor(s) of this Lease, if any, and any transfer by any such entity in violation of this Section 13.7 shall be a transfer in violation of Section 13.1.

      SECTION 13.8 ASSUMPTION OF OBLIGATIONS. No assignment or transfer of this lease by Tenant shall be effective unless and until the Transferee executes, acknowledges and delivers to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the Transferee (a) assumes Tenant's obligations under this Lease and (b) agrees that, notwithstanding such assignment or transfer, the provisions of Section 13.1 hereof shall be binding upon it in respect of all future assignments and transfers.

      SECTION 13.9 TENANT'S LIABILITY. The joint and several liability of Tenant and any successors-in-interest of Tenant and the due performance of Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord, or any grantee or assignee of Landlord, extending the time, or modifying any of the terms and provisions of this Lease, or by any waiver or failure of Landlord, or any grantee or assignee of Landlord, to enforce any of the terms and provisions of this Lease.

      SECTION 13.10 LISTINGS IN BUILDING DIRECTORY. The listing of any name other than that of Tenant on the doors of the Premises, the Building directory or elsewhere shall not vest any right or interest in this Lease or in the Premises, nor be deemed to constitute Landlord's consent to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege revocable in Landlord's discretion by notice to Tenant. Notwithstanding the foregoing, Tenant shall be entitled to all listings presently existing and to future listings of like kind in accordance with past practice. The foregoing shall not be deemed to limit Landlord's right to modify or replace any directories for the Building so long as the modified or replacement directory provides substantially the same or more benefit to Tenant as the then existing directory that is the subject of the modification or replacement.

      SECTION 13.11 LEASE DISAFFIRMANCE OR REJECTION. If at any time after an assignment by Tenant named herein, this Lease is not affirmed or is rejected in any bankruptcy proceeding or any similar proceeding, or upon a termination of this Lease due to any such proceeding, Tenant named herein, upon request of Landlord given after such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (a) pay to Landlord all Rent and other charges due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination (and Tenant shall be subrogated to Landlord's claim to the extent of such payments), and (b) as "tenant," enter into a new lease of the Premises with Landlord for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, at the same Rent and upon the then executory terms, covenants and conditions contained in this Lease, except that (i) the rights of Tenant named herein under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any persons or entities claiming through or under such assignee or by virtue of any statute or of any order of any court, (ii) such new lease shall require all defaults existing under this Lease to be cured by Tenant named herein with due diligence, and (iii) such new lease shall require Tenant named herein to pay all Rent which, had this Lease not been so disaffirmed, rejected or terminated, would have become due under the provisions of this Lease after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If Tenant named herein defaults in its obligations to enter into such new lease for a period of 10 days after Landlord's request, then, in addition to all other rights and remedies by reason of default, either at law or in equity, Landlord shall have the same rights and remedies against Tenant named herein as if it had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of Tenant's default thereunder.

                                   ARTICLE 14

                               ACCESS TO PREMISES

      SECTION 14.1 LANDLORD'S ACCESS.

            (a) Landlord, Landlord's agents and utility service providers servicing the Building may erect, use and maintain concealed ducts, pipes and conduits in and through the Premises provided such use does not cause the usable area of the Premises to be reduced beyond a de minimis amount. Landlord shall promptly repair any damage to the Premises caused by any work performed pursuant to this Article 14.

            (b) Landlord, any Lessor or Mortgagee and any other party designated by Landlord and their respective agents shall have the right to enter the Premises at all reasonable times, upon reasonable notice (which notice may be oral) except in the case of emergency, to examine the Premises, to show the Premises to prospective purchasers, Mortgagees, Lessors or tenants and their respective agents and representatives or others and to perform Restorative Work to the Premises or the Building.

            (c) All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises, all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, mail chutes, conduits and other mechanical facilities, Building Systems; Building facilities and Common Areas are not part of the Premises, and Landlord shall have the use thereof and access thereto through the Premises for the purposes of Building operation, maintenance, alteration and repair.

      SECTION 14.2 BUILDING NAME. Landlord has the right at any time to change the name, number or designation by which the Building or the Complex is commonly known, provided that Landlord shall not name the Building for any person or entity who is not (a) a tenant of the Building who leases more space in the Building than Tenant at the time of the naming, (b) the owner of the Land and Building or (c) a party to a Superior Lease, including, without limitation, the Ground Lease. The restrictions in the preceding sentence shall continue until the earlier to occur of (i) the date that Tenant ceases to occupy at least 90,000 rentable square feet in the Building for the conduct of its business,
(ii) the date that this Lease is terminated, or (iii) the Expiration Date, as the same may be extended under Rider R1-C.

      SECTION 14.3 [INTENTIONALLY OMITTED].

      SECTION 14.4 LIGHT AND AIR. If at any time any windows of the Premises are temporarily darkened or covered over by reason of any Restorative Work (which Landlord will use all reasonable efforts to avoid or if unavoidable Landlord to minimize the duration and the effect thereof), any of such windows are permanently darkened or covered over due to any Requirement or there is otherwise a diminution of light, air or view by another structure which may hereafter be erected (whether or not by Landlord), Landlord shall not be liable for any damages and Tenant shall not be entitled to any compensation or abatement of any Rent, nor shall the same release Tenant from its obligations hereunder or constitute an actual or constructive eviction.

                                   ARTICLE 15

                                     DEFAULT

      SECTION 15.1 TENANT'S DEFAULTS. Each of the following events shall be an "EVENT OF DEFAULT" hereunder:

            (a) Tenant fails to pay when due any installment of Rent and such default shall continue for five days after notice of such default is given to Tenant except that if Landlord shall have given two such notices of default in the payment of any Rent in any 12 month period, Tenant shall not be entitled to any further notice of its delinquency in the payment of any Rent until such time as 12 consecutive months shall have elapsed without Tenant having failed to make any such payment when due, and the occurrence of any default in the payment of any Rent within such 12 month period which continues for 5 days after the giving of two such notices shall constitute an Event of Default; or

            (b) Tenant fails to observe or perform any other term, covenant or condition of this Lease and such failure continues for more than 30 days (10 days with respect to a default under Section 3.1) after notice by Landlord to Tenant of such default, or if such default (other than a default under Section 3.1) is of a nature that it cannot be completely remedied within 30 days, failure by Tenant to commence to remedy such failure within said 30 days, and thereafter diligently prosecute to completion all steps necessary to remedy such default, provided in all events the same is completed within 90 days; or

            (c) Tenant files a voluntary petition in bankruptcy or insolvency, or is adjudicated a bankrupt or insolvent, or files any petition or answer seeking any reorganization, liquidation, dissolution or similar relief under any present or future federal bankruptcy act or any other present or future applicable federal, state or other statute or law, or makes an assignment for the benefit of creditors or seeks or consents to or acquiesces in the appointment of any trustee, receiver, liquidator or other similar official for Tenant or for all or any part of Tenant's property; or

            (d) a court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a trustee, receiver or liquidator of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of entry thereof; or

      SECTION 15.2 LANDLORD'S REMEDIES.

            (a) Upon the occurrence of an Event of Default, Landlord, at its option, and without limiting the exercise of any other right or remedy Landlord may have on account of such Event of Default under this Lease or applicable Requirements, and without any further demand or notice, may give to Tenant notice of (i) the termination of this Lease, in which event this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the termination date set forth in such notice with the same force and effect as if the date set forth in the notice was the Expiration Date stated herein, and/or (ii) the termination of Tenant's right of possession of the Premises, in which event Tenant's right of possession of the Premises shall come to an end and expire (whether or not the Term shall have commenced) upon the termination date set forth in such notice; and Tenant shall then quit and surrender the Premises to Landlord, but Tenant shall remain liable for damages as provided in this Article 15 and/or, to the extent permitted by applicable Requirements, Landlord may remove all persons and property from the Premises, which property shall be stored by Landlord at a warehouse or elsewhere at the risk, expense and for the account of Tenant. Any termination notice may be given simultaneously with any notice of default given to Tenant.

            (b) POSSESSION/RELETTING. If this Lease and the Term, or Tenant's right to possession of the Premises, terminate as provided in Section 15.2(a):

                  (i) SURRENDER OF POSSESSION. Tenant shall quit and surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such termination, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force (to the extent permitted by applicable Requirements) or otherwise in accordance with applicable legal proceedings (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises.

                  (ii) LANDLORD'S RELETTING. Landlord, at Landlord's option, may relet all or any part of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for any term ending before, on or after the Expiration Date, at such rental and upon such other conditions (which may include concessions and free rent periods) as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to accept any tenant offered by Tenant and shall not be liable for failure to relet or, in the event of any such reletting, for failure to collect any rent due upon any such reletting; and no such failure shall relieve Tenant of, or otherwise affect, any liability under this Lease. However, to the extent required by law, Landlord shall use reasonable efforts to mitigate its damages but shall not be required to divert prospective tenants from any other portions of the Building. Landlord, at Landlord's option, may make such alterations, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

            (c) TENANT'S WAIVER. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, hereby waives all rights which Tenant and all such persons might otherwise have under any Requirement (i) to the service of any notice of intention to re-enter or to institute legal proceedings, (ii) to redeem, or to re-enter or repossess the Premises, (iii) to restore the operation of this Lease, after (A) Tenant shall have been dispossessed by judgment or by warrant of any court or judge, (B) any re-entry by Landlord, or (C) any expiration or early termination of the term of this Lease, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease, and (iv) to any notice to quit the Premises. Tenant hereby waives all errors and defects of a procedural nature in any proceedings brought against it by Landlord under this Lease. Tenant further waives the right to any notices to quit or otherwise as may be specified in the Landlord and Tenant Act of Pennsylvania of April 6, 1951 (68 P.S.C.A. Section 250.101 et seq.), as the same may have been or may hereafter be amended, including, but not limited to, the three months and 15 or 30 days notices, and agrees that the notices provided in this Lease shall be sufficient in any case where a longer period may be statutorily specified. The words "re-enter," "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings.

            (d) TENANT'S BREACH. Upon the breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The rights to invoke the remedies set forth above are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

            (e) CONFESSION OF JUDGMENT FOR POSSESSION OF PREMISES. TENANT HEREBY EXPRESSLY AUTHORIZES THE PROTHONOTARY, CLERK OR ANY ATTORNEY OR ANY COURT OF RECORD TO ACCEPT SERVICE OF PROCESS FOR, TO APPEAR FOR, AND TO CONFESS JUDGMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT IN ANY AND ALL ACTIONS BROUGHT HEREUNDER BY LANDLORD AGAINST TENANT TO RECOVER POSSESSION OF THE PREMISES (IN EJECTMENT OR OTHERWISE), WITHOUT ANY LIABILITY ON THE PART OF SAID ATTORNEY, FOR WHICH THIS LEASE SHALL BE SUFFICIENT WARRANT, AND TENANT AGREES THAT UPON THE ENTRY OF SUCH JUDGMENT, A WRIT OF POSSESSION OR OTHER APPROPRIATE PROCESS MAY ISSUE FORTHWITH (WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER).

THIS WARRANT OF ATTORNEY SHALL NOT BE EXHAUSTED BY ONE EXERCISE, BUT JUDGMENT MAY BE CONFESSED FROM TIME TO TIME, AS OFTEN AS OCCASION THEREFOR SHALL EXIST. SUCH POWERS MAY BE EXERCISED DURING AS WELL AS AFTER THE EXPIRATION OR TERMINATION OF THE TERM AND DURING AND AT ANY TIME AFTER ANY EXTENSION OR RENEWAL OF THE TERM.

THIS SECTION 15.2(e) SETS FORTH A WARRANT OF ATTORNEY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT, FOLLOWING

CONSULTATION WITH (OR DECISION NOT TO CONSULT WITH) SEPARATE COUNSEL FOR TENANT AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES UNCONDITIONALLY ANY AND ALL RIGHTS TENANT HAS OR MAY HAVE TO PRE-JUDGMENT AND PRE-EXECUTION NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE.

TENANT SPECIFICALLY ACKNOWLEDGES THAT LANDLORD HAS RELIED ON THE WARRANT OF ATTORNEY SET FORTH IN THIS SECTION 15.2(e) IN ENTERING INTO THIS LEASE WITH TENANT AND THAT THE LANDLORD-TENANT RELATIONSHIP CREATED HEREBY IS COMMERCIAL IN NATURE.

LANDLORD HEREBY AGREES THAT SO LONG AS THE INITIAL TENANT, PHILADELPHIA CONSOLIDATED HOLDING CORP., OR ANY OF ITS RELATED ENTITIES, IS THE TENANT UNDER THIS LEASE, LANDLORD WILL NOT EXERCISE THE REMEDY UNDER THIS SECTION 15.2(e).

      SECTION 15.3 LANDLORD'S DAMAGES.

            (a) AMOUNT OF DAMAGES. If this Lease and the Term, or Tenant's right to possession of the Premises, terminate as provided in Section 15.2(a), then:

                  (i) Tenant shall pay to Landlord all items of Rent payable under this Lease by Tenant to Landlord prior to the date of termination;

                  (ii) Landlord may retain all monies, if any, paid by Tenant to Landlord, whether as prepaid Rent, a Security Deposit or otherwise, which monies, to the extent not otherwise applied to amounts due and owing to Landlord, shall be credited by Landlord against any damages payable by Tenant to Landlord;

                  (iii) Tenant shall pay to Landlord, in monthly installments, on the days specified in this Lease for payment of installments of Fixed Rent, any Deficiency; it being understood that Landlord shall be entitled to recover the Deficiency from Tenant each month as the same shall arise, and no suit to collect the amount of the Deficiency for any month, shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                  (iv) whether or not Landlord shall have collected any monthly Deficiency, Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency and as liquidated and agreed final damages, a sum equal to the amount by which the Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent during such period to be the same as was payable for the year immediately preceding such termination or re-entry, increased in each succeeding year by 4% (on a compounded basis)) exceeds the then fair and reasonable rental value of the Premises, for the same period (with both amounts being discounted to present value at a rate of interest equal to 2% below the then Base Rate) less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of Section 15.3(a)(iii) for the same period. If, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

            (b) RELETTING. If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 15.3. Tenant shall not be entitled to any rents collected or payable under any reletting, whether or not such rents exceeds the Fixed Rent reserved in this Lease. Nothing contained in Article 15 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any Requirement, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 15.3.

      SECTION 15.4 INTEREST. If any payment of Rent is not paid when due, interest shall accrue on such payment, from the date such payment became due until paid at the Interest Rate. Tenant acknowledges that late payment by Tenant of Rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any note secured by a Mortgage covering the Premises. Therefore, in addition to interest, if any amount is not paid when due, a late charge equal to 5% of such amount shall be assessed; provided, however, that on 2 occasions during any Calendar Year of the Term, Landlord shall give Tenant notice of such late payment and Tenant shall have a period of 5 days thereafter in which to make such payment before any late charge is assessed. Such interest and late charges are separate and cumulative and are in addition to and shall not diminish or represent a substitute for any of Landlord's rights or remedies under any other provision of this Lease.

      SECTION 15.5 [INTENTIONALLY OMITTED].

      SECTION 15.6 OTHER RIGHTS OF LANDLORD. If Tenant fails to pay any Additional Rent when due, Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of a default by Tenant in the payment of Fixed Rent. If Tenant is in arrears in the payment of Rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to any items Landlord sees fit, regardless of any request by Tenant. Following the occurrence and during the continuance of an Event of Default, Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to Tenant any property, material, labor, utility or other service, whenever Landlord is obligated to furnish or render the same at the expense of Tenant, if (but only for so long as) Tenant is in arrears in paying Landlord for such items for more than five days after notice from Landlord to Tenant demanding the payment of such arrears. If a party fails to pay any Rent or other sum owing when due or a party otherwise fails to fully and timely perform its obligations under this Lease and the other party engages an attorney in connection with such failure, the failing party shall pay upon demand the reasonable attorneys' fees incurred by the other party regardless of whether legal action is initiated in connection with such failure.

                                   ARTICLE 16

                   LANDLORD'S RIGHT TO CURE; FEES AND EXPENSES

      Following the occurrence and during the continuance of an Event of Default, Landlord, without waiving such default, may perform such obligations at Tenant's expense: (a) immediately, and without notice, in the case of emergency or if the default (i) materially interferes with the use by any other tenant of the Building, (ii) materially interferes with the efficient operation of the Building, (iii) results in a violation of any Requirement, or (iv) results or will result in a cancellation of any insurance policy maintained by Landlord, and (b) in any other case if such default continues after applicable notice and cure periods, or if no such period is specified, then 10 days from the date Landlord gives notice of the defaulted obligation. All costs and expenses incurred by Landlord in connection with any such performance by it and all costs and expenses, including reasonable counsel fees and disbursements, incurred by Landlord in any action or proceeding (including any unlawful detainer proceeding) brought by Landlord or in which Landlord is a party to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord on demand, with interest thereon at the Interest Rate from the date incurred by Landlord. Except as expressly provided to the contrary in this Lease, all costs and expenses which, pursuant to this Lease are incurred by Landlord and payable to Landlord by Tenant, and all charges, amounts and sums payable to Landlord by Tenant for any property, material, labor, utility or other services which, pursuant to this Lease, attributable directly to Tenant's use and occupancy of the Premises or presence at the Building, or at the request and for the account of Tenant, are provided, furnished or rendered by Landlord, shall become due and payable by Tenant to Landlord within 30 days after receipt of Landlord's invoice for such amount.

                                   ARTICLE 17

               NO REPRESENTATIONS BY LANDLORD; LANDLORD'S APPROVAL

      SECTION 17.1 NO REPRESENTATIONS. Except as expressly set forth herein, Landlord and Landlord's agents have made no warranties, representations, statements or promises with respect to the Building, the Real Property or the Premises and no rights, easements or licenses are acquired by Tenant by implication or otherwise. Tenant is entering into this Lease after full investigation and is not relying upon any statement or representation made by Landlord not embodied in this Lease.

      SECTION 17.2 NO MONEY DAMAGES. Wherever in this Lease Landlord's consent or approval is required, if Landlord refuses to grant such consent or approval, whether or not Landlord expressly agreed that such consent or approval would not be unreasonably withheld, Tenant shall not make, and Tenant hereby waives, any claim for money damages (including any claim by way of set-off, counterclaim or defense) based upon Tenant's claim or assertion that Landlord unreasonably withheld or delayed its consent or approval. Tenant's sole remedy shall be an action or proceeding to enforce such provision, by specific performance, injunction or declaratory judgment. In no event shall Landlord be liable for, and Tenant, on behalf of itself and all other Tenant Parties, hereby waives any claim for, any indirect, consequential or punitive damages, including loss of profits or business opportunity, arising under or in connection with this Lease.

      SECTION 17.3 REASONABLE EFFORTS. For purposes of this Lease, "reasonable efforts" by Landlord shall not include an obligation to employ contractors or labor at overtime or other premium pay rates or to incur any other overtime costs or additional expenses whatsoever.

                                   ARTICLE 18

                                   END OF TERM

      SECTION 18.1 EXPIRATION. Upon the expiration or other termination of this Lease, Tenant shall quit and surrender the Premises to Landlord vacant, broom clean and in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all of Tenant's Property and Tenant's Specialty Alterations, subject to the provisions of Section 5.3.

      SECTION 18.2 HOLDOVER RENT. Landlord and Tenant recognize that Landlord's damages resulting from Tenant's failure to timely surrender possession of the Premises may be substantial, may exceed the amount of the Rent payable hereunder, and will be impossible to accurately measure. Accordingly, if possession of the Premises is not surrendered to Landlord on the Expiration Date or sooner termination of this Lease, in addition to any other rights or remedies Landlord may have hereunder or at law, Tenant shall (a) pay to Landlord for each month (or any portion thereof) during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to 150% of the Rent payable under this Lease for the last full calendar month of the Term, (b) in the case of any holdover in excess of sixty (60) days, be liable to Landlord for (1) any payment or rent concession which Landlord may be required to make to any tenant obtained by Landlord for all or any part of the Premises (a "NEW TENANT") in order to induce such New Tenant not to terminate its lease by reason of the holding-over by Tenant, and (2) the loss of the benefit of the bargain if any New Tenant shall terminate its lease by reason of the holding-over by Tenant, and (c) in the case of any holdover in excess of thirty (30) days, indemnify Landlord against all claims for damages by any New Tenant. No holding-over by Tenant, nor the payment to Landlord of the amounts specified above, shall operate to extend the Term hereof or to establish a month to month or any other tenancy. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease, and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of this Lease shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Section 18.2.

                                   ARTICLE 19

                                 QUIET ENJOYMENT

      Provided this Lease is in full force and effect and no Event of Default then exists, Tenant may peaceably and quietly enjoy the Premises without hindrance by Landlord or any person lawfully claiming through or under Landlord, subject to the terms and conditions of this Lease and to all Superior Leases and Mortgages (with the benefit of the Subordination, Non-Disturbance and Attornment Agreements described in Section 9.1).

                                   ARTICLE 20

                             NO SURRENDER; NO WAIVER

      SECTION 20.1 NO SURRENDER OR RELEASE. No act or thing done by Landlord or Landlord's agents or employees during the Term shall be deemed an acceptance of a surrender of the Premises, and no provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing and is signed by Landlord.

      SECTION 20.2 NO WAIVER. The failure of either party to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations, shall not be construed as a waiver or relinquishment for the future performance of such obligations of this Lease or the Rules and Regulations, or of the right to exercise such election but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of any Rent payable pursuant to this Lease or any other sums with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than a payment on account of the earliest stipulated Rent, or as Landlord may elect to apply such payment, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

                                   ARTICLE 21

                      WAIVER OF TRIAL BY JURY; COUNTERCLAIM

      SECTION 21.1 JURY TRIAL WAIVER. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other in connection with any matters in any way arising out of or connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, any guaranty of all or any portion of Tenant's liabilities under this Lease or the enforcement of any remedy under any statute, emergency or otherwise.

      SECTION 21.2 WAIVER OF COUNTERCLAIM. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of any nature or description in any such proceeding (unless failure to interpose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

                                   ARTICLE 22

                                     NOTICES

      Except as otherwise expressly provided in this Lease, all consents, notices, demands, requests, approvals or other communications given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (provided a signed receipt is obtained) or if sent by registered or certified mail (return receipt requested) or by a nationally recognized overnight delivery service making receipted deliveries, addressed to Landlord and Tenant as set forth in Article 1, and to any Mortgagee or Lessor who shall require copies of notices and whose address is provided to Tenant, or to such other address(es) as Landlord, Tenant or any Mortgagee or Lessor may designate as its new address(es) for such purpose by notice given to the other in accordance with the provisions of this Article 22. Any such approval, consent, notice, demand, request or other communication shall be deemed to have been given on the date of receipted delivery, refusal to accept delivery or when delivery is first attempted but cannot be made due to a change of address for which no notice is given or three Business Days after it shall have been mailed as provided in this Article 22, whichever is earlier.

                                   ARTICLE 23

                              RULES AND REGULATIONS

      All Tenant Parties shall observe and comply with the Rules and Regulations, as supplemented or amended from time to time. Landlord reserves the right, from time to time, to adopt additional Rules and Regulations and to amend the Rules and Regulations then in effect. Nothing contained in this Lease shall impose upon Landlord any obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease against any other Building tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees. Landlord agrees not to enforce the Rules and Regulations more stringently against Tenant than against other tenants of the Building in general.

                                   ARTICLE 24

                                     BROKER

      Each of Landlord and Tenant represents and warrants to the other that neither it nor its agents have dealt with any broker in connection with this Lease other than Landlord's Agent and Tenant's Broker and that no other broker, finder or like entity procured or negotiated this Lease or is entitled to any fee or commission in connection herewith. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other party harmless from and against any and all Losses which the indemnified party may incur by reason of any claim of or liability to any broker, finder or like agent (other than Landlord's Agent and Tenant's Broker) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with this Lease, and/or the above representation being false. Landlord shall pay Landlord's Agent and Tenant's Broker their respective commissions earned in connection with this Lease pursuant to separate agreements.

                                   ARTICLE 25

                                    INDEMNITY

      SECTION 25.1 TENANT'S INDEMNITY. Tenant shall not do or permit to be done any act or thing upon the Premises or the Building which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of any Requirement, and shall exercise such control over the Premises as to fully protect Landlord against any such liability. Except to the extent of any such injury or damage resulting from the gross negligence or willful misconduct of Landlord or Landlord's agents or employees, Tenant shall indemnify, defend, protect and hold harmless each of the Indemnitees from and against any and all claims and Losses, resulting from any claims (i) against the Indemnitees arising from any act, omission or negligence of all Tenant Parties, (ii) against the Indemnitees arising from any accident, injury or damage to any person or to the property of any person and occurring in the Premises, and (iii) against the Indemnitees resulting from any breach, violation or nonperformance of any covenant, condition or agreement of this Lease on the part of Tenant to be fulfilled, kept, observed or performed.

      SECTION 25.2 LANDLORD'S INDEMNITY. Landlord shall indemnify, defend and hold harmless Tenant from and against all Losses incurred by Tenant arising from any accident, injury or damage to any person or the property of any person in or about the Common Areas (specifically excluding the Premises) unless attributable to the negligence or willful misconduct of any of the Tenant Parties.

      SECTION 25.3 DEFENSE AND SETTLEMENT. If any claim, action or proceeding is made or brought against any Indemnitee for which Tenant is responsible to indemnify, defend, protect and hold harmless the Indemnitee hereunder, then upon demand by an Indemnitee, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Indemnitee's name (if necessary), by attorneys approved by the Indemnitee, which approval shall not be unreasonably withheld (attorneys for Tenant's insurer shall be deemed approved for purposes of this Section 25.3). Notwithstanding the foregoing, an Indemnitee may retain its own attorneys to participate or assist in defending any claim, action or proceeding involving potential liability in excess of the amount available under Tenant's liability insurance for such claim and Tenant shall pay the reasonable fees and disbursements of such attorneys. If Tenant fails to diligently defend or if there is a legal conflict or other conflict of interest, then Landlord may retain separate counsel at Tenant's expense. Notwithstanding anything herein contained to the contrary, Tenant may direct the Indemnitee to settle any claim, suit or other proceeding provided that (a) such settlement shall involve no obligation on the part of the Indemnitee other than the payment of money, (b) any payments to be made pursuant to such settlement shall be paid in full exclusively by Tenant at the time such settlement is reached, (c) such settlement shall not require the Indemnitee to admit any liability, and (d) the Indemnitee shall have received an unconditional release from the other parties to such claim, suit or other proceeding.

                                   ARTICLE 26

                                  MISCELLANEOUS

      SECTION 26.1 DELIVERY. This Lease shall not be binding upon Landlord or Tenant unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

      SECTION 26.2 TRANSFER OF REAL PROPERTY. Landlord's obligations under this Lease shall not be binding upon the Landlord named herein after the sale, conveyance, assignment or transfer (collectively, a "Transfer") by such Landlord (or upon any subsequent landlord after the Transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such Transfer, Landlord (and any such subsequent Landlord) shall be entirely freed and relieved of all covenants and obligations of Landlord hereunder arising from and after the date of Transfer and the transferee of Landlord's interest (or that of such subsequent Landlord) in the Building or the Real Property, as the case may be, shall be deemed to have assumed all obligations under this Lease arising from and after the date of Transfer.

      SECTION 26.3 LIMITATION ON LIABILITY. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest in the Real Property and Tenant shall not look to any other property or assets of Landlord or the property or assets of any direct or indirect partner, member, manager, shareholder, director, officer, principal, employee or agent of Landlord (collectively, the "Parties") in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations; and none of the Parties shall be personally liable for the performance of Landlord's obligations under this Lease.

      SECTION 26.4 RENT. All amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Tenant's Tax Payment, Tenant's Operating Payment, Additional Rent or Rent, shall constitute rent for the purposes of Section 502(b)(6) of the United States Bankruptcy Code.

      SECTION 26.5 ENTIRE DOCUMENT. This Lease (including any schedules and exhibits referred to herein and all supplementary agreements provided for herein) contains the entire agreement between the parties regarding the Premises and all prior negotiations and agreements are merged into this Lease. All of the schedules and exhibits attached hereto are incorporated in and made a part of this Lease, provided that in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the schedules and exhibits hereto, the terms and provisions of this Lease shall control.

      SECTION 26.6 GOVERNING LAW. This Lease shall be governed in all respects by the laws of the Commonwealth of Pennsylvania (but not including the choice of law rules thereof).

      SECTION 26.7 UNENFORCEABILITY. If any provision of this Lease, or its application to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

      SECTION 26.8 LEASE DISPUTES.

            (a) The parties agree that all disputes arising, directly or indirectly, out of or relating to this Lease, and all actions to enforce this Lease, shall be dealt with and adjudicated in the courts of the Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania and for that purpose each party hereby expressly and irrevocably submits itself to the jurisdiction of such courts. The parties agree that so far as is permitted under applicable law, this consent to personal jurisdiction shall be self-operative and no further instrument or action, other than service of process in one of the manners specified in this Lease, or as otherwise permitted by law, shall be necessary in order to confer jurisdiction upon it in any such court.

            (b) To the extent that a party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such party irrevocably waives such immunity in respect of its obligations under this Lease.

      SECTION 26.9 LANDLORD'S AGENT. Unless Landlord delivers written notice to Tenant to the contrary, Landlord's Agent is authorized to act as Landlord's agent in connection with the performance of this Lease, and Tenant shall be entitled to rely upon correspondence received from Landlord's Agent. Tenant acknowledges that Landlord's Agent is acting solely as agent for Landlord in connection with the foregoing; and none of the direct or indirect partners, members, managers, officers, shareholders, directors, employees, principals, agents or representatives of Landlord's Agent shall have any liability to Tenant in connection with the performance of this Lease, and Tenant waives any and all claims against any and all of such parties arising out of, or in any way connected with, this Lease, the Building or the Real Property.

      SECTION 26.10 ESTOPPEL. Within 10 Business Days following request from Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord a statement executed and acknowledged by Tenant, in form reasonably satisfactory to Landlord, (a) stating the Commencement Date, the Rent Commencement Date and the Expiration Date, and that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (b) setting forth the date to which the Fixed Rent and any Additional Rent have been paid, together with the amount of monthly Fixed Rent and Additional, Rent then payable, (c) stating whether or not, to the best of Tenant's knowledge, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (d) stating the amount of the security, if any, under this Lease, (e) stating whether there are any subleases or assignments affecting the Premises, (f) stating the address of Tenant to which all notices and communications under the Lease shall be sent, and (g) responding to any other matters reasonably requested by Landlord, such Mortgagee or such Lessor. Tenant acknowledges that any statement delivered pursuant to this Section 26.10 may be relied upon by any purchaser or owner of the Real Property or the Building or all or any portion of Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee, or assignee thereof or by any Lessor, or assignee thereof.

      SECTION 26.11 CERTAIN INTERPRETATIONAL RULES. For purposes of this Lease, whenever the words "include", "includes", or "including" are used, they shall be deemed to be followed by the words "without limitation" and, whenever the circumstances or the context requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa. This Lease shall be interpreted and enforced without the aid of any canon, custom or rule of law requiring or suggesting construction against the party drafting or causing the drafting of the provision in question.

      The captions in this Lease are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease or the intent of any provision hereof.

      SECTION 26.12 PARTIES BOUND. The terms, covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided in this Lease, to their respective legal representatives, successors, and assigns.

      SECTION 26.13 MEMORANDUM OF LEASE. This Lease shall not be recorded; however, at Landlord's request, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording and Landlord may record the memorandum. Within 10 days after the end of the Term, Tenant shall enter into such documentation as is reasonably required by Landlord to remove the memorandum of record.

      SECTION 26.14 COUNTERPARTS. This Lease may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

      SECTION 26.15 SURVIVAL. All obligations and liabilities of Landlord or Tenant to the other which accrued before the expiration or other termination of this Lease, and all such obligations and liabilities which by their nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such expiration or other termination, shall survive the expiration or other termination of this Lease. Without limiting the generality of the foregoing, the rights and obligations of the parties with respect to any indemnity under this Lease, and with respect to any Rent and any other amounts payable under this Lease, shall survive the expiration or other termination of this Lease.

      SECTION 26.16 INABILITY TO PERFORM. Each party shall use reasonable efforts to promptly notify the other of any Unavoidable Delay which prevents such party from fulfilling any of its obligations under this Lease. Notwithstanding the foregoing, no Unavoidable Delay shall excuse the timely performance of any obligation under this Lease which is to be enforced or discharged by the payment of money.

      SECTION 26.17 [INTENTIONALLY OMITTED].

      SECTION 26.18 [INTENTIONALLY OMITTED].

      SECTION 26.19 FINANCIAL STATEMENTS. If Tenant ceases to be a public company, Tenant shall from time to time, within 10 business days after request by Landlord, deliver to Landlord financial statements (including balance sheets and income/expense statements) for Tenant's then most recent full and partial fiscal years immediately preceding such request as to which such reports have been completed, certified by an independent certified public accountant or Tenant's chief financial officer and in form reasonably satisfactory to Landlord. All financial statements delivered by Tenant to Landlord under this
Section 26.19 shall be held by Landlord in confidence and shall only be shared with mortgagees, prospective mortgagees and prospective purchasers, in each case under a requirement of confidentiality.

      SECTION 26.20 CHANGES TO REAL PROPERTY. Subject to the provisions of this Lease including, without limitation, the required parking ratios set forth in
Section 3.2 and the provisions of Sections 6.3 and 10.12, Landlord shall have the following rights (a) to rearrange, change, expand or contract the Common Areas; (b) to use Common Areas while engaged in making improvements, repairs or alterations to the Property; and (c) to do and perform such other acts and make such other changes to the interior of the Building (including, without limitation, the lobbies, entrances, passageways, doors, doorways, atriums, corridors, elevators, stairs, public restrooms, loading docks and parking garage) and the exterior of the Building (including, without limitation, the facade, roof, sidewalks, exterior windows and arcade), all as Landlord may from time to time in its sole judgment deem to be appropriate. Subject to the provisions of this Lease including, without limitation, the provisions of Sections 6.3 and 10.12, Landlord may exercise any or all of the foregoing rights without being deemed to be guilty of an eviction, actual or constructive, or a disturbance of Tenant's business or use or occupancy of the Premises. Tenant shall have no claim for damages or indemnification against Landlord nor shall Tenant be entitled to any diminution or abatement of Rent arising from Landlord's exercise of any or all of the foregoing rights.

      SECTION 26.21 TAX STATUS. TAX STATUS OF BENEFICIAL OWNER. Tenant recognizes and acknowledges that Landlord and/or certain beneficial owners of Landlord may from time to time qualify as real estate investment trusts pursuant to Sections 856 et seq. of the Internal Revenue Code of 1986 as amended (the "Code") and that avoiding (a) the loss of such status, (b) the receipt of any income derived under any provision of this Lease that does not constitute "rents from real property" (in the case of real estate investment trusts), and (c) the imposition of income, penalty or similar taxes (each an "Adverse Event") is of material concern to Landlord and such beneficial owners. In the event that this Lease or any documents contemplated hereby could, in the opinion of counsel to Landlord, result in or cause an Adverse Event, Tenant agrees to cooperate with Landlord in negotiating an amendment or modification thereof and shall at the request of Landlord execute and deliver such documents reasonably required to effect such amendment or modification. Any amendment or modification pursuant to this Section shall be structured so that the economic results to Landlord and Tenant and the rights of Landlord and Tenant shall be substantially similar to those set forth in this Lease without regard to such amendment or modification. Without limiting any of Landlord's other rights under this Section, Landlord may waive the receipt of any amount payable to Landlord under this Lease and such waiver shall constitute an amendment or modification of this Lease with respect to such payment. Tenant expressly covenants and agrees not to enter into any sublease or assignment which provides for rental or other payment for such use, occupancy, or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and that any such purported sublease or assignment shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy, or utilization of any part of the Premises.

                                   ARTICLE 27

                             [INTENTIONALLY OMITTED]

                               [SIGNATURES FOLLOW]

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

                                       LANDLORD:

                                       BALA PLAZA PROPERTY, INC.
                                       a Delaware corporation

                                       By: DAVID AUGARTEN
                                          ________________________________
                                       Name: David Augarten
                                       Title: Vice President

                                       TENANT:

                                       PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation

                                       By: JAMES J. MAGUIRE, JR.
                                          ________________________________
                                       Name: James J. Maguire, Jr.
                                       Title: Pres./CEO

                                       GROUNDLESSOR

                                       BALA PLAZA, INC.
                                       a Delaware corporation

                                       By: DAVID AUGARTEN
                                          ________________________________
                                       Name: David Augarten
                                       Title: Vice President

                                    EXHIBIT A

                                      LAND

                            LEGAL DESCRIPTION OF SITE
                                 ONE BALA PLAZA

ONE BALA PLAZA

Block/Unit IDS:       1H/36
Parcel Numbers:       40-00-57132-00-5

The One Bala Plaza site is located at the northeast corner of St. Asaphs Road and Belmont Avenue. The site is irregular in shape and contains a total of 18.74 gross acres (with 2.12 acres in rights-of-ways, net area is 16.62 acres).

The site has +/- 1,150 feet of frontage along the north side of St. Asaphs Road, +/- 1,000 feet along the east side of Belmont Avenue and +/- 275 feet along the south side of Righters Ferry Road. The average site depth off St. Asaphs Road is 400-500 feet, with about 500 feet off Belmont Avenue.

Topography is generally level, and visibility is good along St. Asaphs Road. Visibility along Belmont Avenue and Righters Ferry Road is somewhat restricted due to the heavily wooded nature of the frontages.

Access to the site is provided by one 50 foot wide macadam paved driveway opposite Kings Grant Drive, at the southeast portion of the site's St. Asaphs Road frontage. This entrance is controlled by a traffic signal, with separate turn lanes into the site. There is no access from either Belmont Avenue or Righters Ferry Road. Overall access is considered adequate. Kings Grant Drive extends from the site +/- 750 feet to City Line Avenue (U.S. Route 1).

                                   EXHIBIT A-1

                          EXISTING PREMISES FLOOR PLAN

The floor plan which follows is intended solely to identify the general location of the Existing Premises, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-2

                    ADDITIONAL SECOND FLOOR SPACE FLOOR PLAN

The floor plan which follows is intended solely to identify the general location of the Additional Second Floor Space, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-3

                     ADDITIONAL THIRD FLOOR SPACE FLOOR PLAN

The floor plan which follows is intended solely to identify the general location of the Additional Third Floor Space, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-4

                           SURRENDER SPACE FLOOR PLAN

The floor plan which follows is intended solely to identify the general location of the Surrender Space, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown.

                                   EXHIBIT A-5

                          FIRST OFFER SPACE FLOOR PLANS

The floor plans which follow are intended solely to identify the general location of the First Offer Space, and should not be used for any other purpose. All areas, dimensions and locations are approximate, and any physical conditions indicated may not exist as shown

                                   EXHIBIT A-6

                       LANDLORD'S DETAILED BUDGET DRAWINGS

                                    EXHIBIT B

                                   DEFINITIONS

      BASE RATE: The annual rate of interest publicly announced from time to time by Citibank, N.A., or its successor, in New York, New York as its "base rate" or "prime rate" (or such other term as may be used by Citibank, N.A., from time to time, for the rate presently referred to as its "base rate").

      BUILDING SYSTEMS: The mechanical, electrical, plumbing, sanitary, sprinkler, heating, ventilation and air conditioning, security, life-safety, elevator and other service systems or facilities of the Building up to the point of connection of localized distribution to the Premises (excluding, however, supplemental HVAC systems of tenants, sprinklers and the horizontal distribution systems within and servicing the Premises and by which mechanical, electrical, plumbing, sanitary, heating, ventilating and air conditioning, security, life-safety and other service systems are distributed from the base Building risers, feeders, panelboards, etc. for provision of such services to the Premises).

      BUSINESS DAYS: All days, excluding Saturdays, Sundays, Observed Holidays and other days normally observed as holidays by landlords of other Comparable Buildings.

      CODE: The Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as amended.

      COMMON AREAS: The lobby, parking garage, plaza and sidewalk areas and other similar areas of general access at the Building or the Land or designated for the benefit of Building tenants and the areas on individual multi-tenant floors in the Building devoted to corridors, elevator lobbies, restrooms, and other similar facilities serving the Premises.

      COMPARABLE BUILDINGS: First class office buildings of comparable age, size and quality in the Bala Cynwyd and Conshohocken markets of the Commonwealth of Pennsylvania.

      COMPLEX: The three-building complex consisting of One, Two and Three Bala Plaza (Three Bala Plaza further consists of the East and West buildings which are connected underground), located in Bala Cynwyd, Pennsylvania, and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, air rights, development rights, parking rights, skywalks, parking garages and lots, and any and all other rights, structures or facilities operated or maintained in connection with or for the benefit of such buildings, and all parcels or tracts of land on which all or any portion of such buildings or any of the other foregoing items are located, and any fixtures, machinery, apparatus, systems and equipment, furniture and other personal property located thereon or therein and used in connection therewith.

      DEFICIENCY: The difference between (a) the Fixed Rent and Additional Rent for the period which otherwise would have constituted the unexpired portion of the Term (assuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding such termination or re-entry), and (b) the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of the Lease for any part of such period (after first deducting from such rents all expenses incurred by Landlord in connection with the termination of this Lease, Landlord's re-entry upon the Premises and such reletting, including repossession costs, brokerage commissions, attorneys' fees and disbursements, and alteration costs).

      EXCLUDED EXPENSES: (a) Taxes; (b) franchise or income taxes imposed upon Landlord; (c) mortgage amortization and interest; (d) leasing commissions; (e) the cost of tenant installations and decorations incurred in connection with preparing space for any Building tenant, including work letters and concessions;
(f) rental payments made under any ground lease, (g) management fees to the extent in excess of 3% of the gross rentals and other revenues collected for the Real Property (plus reimbursable expenses payable in connection with property management services); (h) wages, salaries and benefits paid to any persons not directly involved with the management of the Building or the oversight thereof;
(i) legal and accounting fees relating to (A) disputes with tenants, prospective tenants or other occupants of the Building, (B) disputes with purchasers, prospective purchasers, mortgagees or prospective mortgagees of the Building or the Real Property or any part of either, or (C) negotiations of leases, contracts of sale or mortgages; (j) costs of services provided to other tenants of the Building on a "rent-inclusion" basis which are not provided to Tenant on such basis; (k) costs that are reimbursed out of insurance, warranty or condemnation proceeds, or which are reimbursable by Tenant or other tenants other than pursuant to an expense escalation clause; (l) costs in the nature of penalties or fines; (m) costs for services, supplies or repairs paid to any related entity in excess of costs that would be payable in an "arm's length" or unrelated situation for comparable services, supplies or repairs; (n) allowances, concessions or other costs and expenses of improving or decorating any demised or demisable space in the Building; (o) appraisal, advertising and promotional expenses in connection with leasing of the Building; (p) the costs of installing, operating and maintaining a specialty improvement, including a cafeteria, lodging or private dining facility, or an athletic, luncheon or recreational club unless Tenant is permitted to make use of such facility without additional cost (other than payments for key deposits, use of towels, or other incidental items) or on a subsidized basis consistent with other users;
(q) any costs or expenses (including fines, interest, penalties and legal fees) arising out of Landlord's failure to timely pay Operating Expenses or Taxes; (r) costs incurred in connection with the removal, encapsulation or other treatment of asbestos or any other Hazardous Materials (classified as such on the Effective Date) existing in the Premises in violation of applicable Requirements as of the date hereof, and (s) the cost of capital improvements other than those expressly included in Operating Expenses pursuant to Section 7.1.; (t) depreciation and amortization of capital improvements, except to the extent included in Section 7.1; and (u) any costs actually reimbursed under any service contracts or under the warranty of any general contractor, subcontractor or supplier and realized by Landlord.

      GOVERNMENTAL AUTHORITY: The United States of America, the Commonwealth of Pennsylvania or any political subdivision, agency, department, commission, board, bureau or instrumentality of any of the foregoing, now existing or hereafter created, having jurisdiction over the Real Property.

      HAZARDOUS MATERIALS: Any substances, materials or wastes currently or in the future deemed or defined in any Requirement as "hazardous substances," "toxic substances," "contaminants," "pollutants" or words of similar import, including, but not limited to, the

Pennsylvania Solid Waste Management Act, Pa. Stat. Ann. Title 35
Sections 6018.101-1003 (Purdon Supp. 1996).

      HVAC SYSTEM: The Building System designed to provide heating, ventilation and air conditioning.

      INDEMNITEES: Landlord, Landlord's Agent, each Mortgagee and Lessor, and each of their respective direct and indirect partners, officers, shareholders, directors, members, managers, members, trustees, beneficiaries, employees, principals, contractors, servants, agents, and representatives.

      LEASE YEAR: The first Lease Year shall commence on the Commencement Date and shall end on the day immediately preceding the first anniversary of the Commencement Date. Each succeeding Lease Year shall commence on the day following the end of the preceding Lease Year and shall extend for 12 consecutive months; provided, however, that the last Lease Year shall expire on the Expiration Date.

      LESSOR: A lessor under a Superior Lease, including, but not limited to, the Ground Lease.

      LOSSES: Any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof, and including all costs of repairing any damage to the Premises or the Building or the appurtenances of any of the foregoing to which a particular indemnity and hold harmless agreement applies.

      MORTGAGE(S): Any mortgage, trust indenture or other financing document which may now or hereafter affect the Premises, the Real Property, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

      MORTGAGEE(S): Any mortgagee, trustee or other holder of a Mortgage.

      OBSERVED HOLIDAYS: New Years Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and to the extent of utilities or services provided by union members engaged at the Property, such other holidays observed by such unions.

      ORDINARY BUSINESS HOURS: 8:00 a.m. to 6:00 p.m. on weekdays and 8:00 a.m. to 1:00 p.m. on Saturdays, excluding Observed Holidays.

      PROHIBITED USE: Any use or occupancy of the Premises that in Landlord's reasonable judgment would: (a) cause damage to the Building or any equipment, facilities or other systems therein; (b) impair the appearance of the Building;
(c) interfere with the efficient and economical maintenance, operation and repair of the Premises or the Building or the equipment, facilities or systems thereof; (d) adversely affect any service provided to, and/or the use and occupancy by, any Building tenant or occupants; (e) violate the certificate of occupancy issued for the Premises or the Building; (f) materially and adversely affect the first-class image of the Building, or (g) result in protests or civil disorder or commotion at, or other disruptions of the normal business activities in, the Building. Prohibited Use also includes the use of any part of the Premises for: (i) a restaurant or bar; (ii) the preparation, consumption, storage, manufacture or sale of food or beverages (except in connection with vending machines (provided that each machine, where necessary, shall have a waterproof pan thereunder and be connected to a drain) and/or warming kitchens installed for the use of Tenant's employees only), liquor, tobacco or drugs; (iii) the business of photocopying, multilith or offset printing (except photocopying in connection with Tenant's own business); (iv) a school or classroom; (v) lodging or sleeping; (vi) the operation of retail facilities (meaning a business whose primary patronage arises from the generalized solicitation of the general public to visit Tenant's offices in person without a prior appointment) of a savings and loan association or retail facilities of any financial, lending, securities brokerage or investment activity, but this shall not prohibit a credit union for Tenant's (and Related Entities') employees only; (vii) a payroll office; (viii) a barber, beauty or manicure shop; (ix) an employment agency or similar enterprise; (x) offices of any Governmental Authority, any foreign government, the United Nations, or any agency or department of the foregoing; (xi) the manufacture, retail sale, storage of merchandise or auction of merchandise, goods or property of any kind to the general public which could reasonably be expected to create a volume of pedestrian traffic substantially in excess of that normally encountered in the Premises; (xii) the rendering of medical, dental or other therapeutic or diagnostic services; or (xiii) any illegal purposes or any activity constituting a nuisance.

      PROPERTY: The Building, and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, air rights, development rights, parking rights, skywalks, underground passageways, parking garages and lots, and any and all other rights, structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, apparatus, systems and equipment, furniture and other personal property located thereon or therein and used in connection therewith.

      PUNCH LIST ITEMS: Minor details of construction, decoration and mechanical adjustments, if any, the noncompletion of which does not materially interfere with Tenant's use of the Premises or which in accordance with good construction practices should be completed after the completion of other work in the Premises or Building.

      REQUIREMENTS: All present and future laws, rules, orders, ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary and ordinary of (i) all Governmental Authorities, including without limitation, the Americans With Disabilities Act, 42 U.S.C. Section 12101 (et seq.), and any law of like import, and all rules, regulations and government orders with respect thereto, and any of the foregoing relating to Hazardous Materials, environmental matters, public health and safety matters and landmarks protection, (ii) any applicable fire rating bureau or other body exercising similar functions, affecting the Real Property or the maintenance, use or occupation thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same, (iii) all requirements of all insurance bodies affecting the Premises, and (iv) utility service providers, and
(v) Mortgagees or Lessors. "Requirements" shall also include the terms and conditions of any certificate of occupancy issued for the Premises or the Building, and any other covenants, conditions or restrictions affecting the Building and/or the Real Property from time to time.

      RULES AND REGULATIONS: The rules and regulations annexed to and made a part of this Lease as Exhibit F, as they may be modified from time to time by Landlord.

      SPECIALTY ALTERATIONS: Alterations which are not standard office installations, such as kitchens (other than a kitchen installed for the use of Tenant's employees only and of the type normally found in the space of office tenants in Comparable Buildings), pantries, executive bathrooms, raised computer floors, computer room installations, supplemental HVAC equipment and components, safe deposit boxes, vaults, libraries or file rooms requiring reinforcement of floors, internal staircases, slab penetrations, conveyors, dumbwaiters, non-Building standard life safety systems, security systems or lighting and other Alterations of a similar character. All Specialty Alterations are Above Building Standard Installations.

      SUBSTANTIAL COMPLETION: As to any construction performed by any party in the Premises, "Substantial Completion" or "Substantially Completed" shall mean
(i) that state of completion which will enable Tenant to reasonably utilize the applicable portion of the Premises for the conduct of its ordinary business, even though certain work remains to be completed by Landlord, without unreasonable interruption or disruption (including, without limitation, disruption caused by unreasonable levels of noise generated by such construction work) of Tenant's business, and (ii) any required approvals shall have been issued by the appropriate governmental agencies. Notwithstanding the foregoing, however, if the date of Substantial Completion is delayed by reason of Tenant Delay, the applicable portion of the Premises shall be deemed Substantially Completed as of the date that such portion of the Premises would have been Substantially Completed but for any such Tenant Delay.

      SUPERIOR LEASE(S): The Ground Lease and any ground or underlying lease of the Real Property or any part thereof hereafter made by Landlord and all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof.

      TENANT DELAY(S): To the extent that Landlord has an obligation to design, construct, repair, rebuild, restore, install, order, obtain or complete any base Building work, Improvements or any other items or improvements at the Building, a delay in Landlord's completion thereof caused by:

            (a) Tenant's request for value engineering or any changes to any drawings, plans or specifications for the Premises (notwithstanding Landlord's approval of such changes) after Landlord and Tenant have approved (whether for construction contract bid purposes or otherwise) such drawings, plans or specifications;

            (b) Tenant's request for improvements, items, materials, finishes or installations that are not available as needed to meet Landlord's (or Landlord's contractor's) schedule for Substantial Completion, provided that Landlord (or Landlord's contractor's) shall notify Tenant of any potential long lead items to the extent known to Landlord (or Landlord's contractor's) at the time such material, finish or installation is requested or as soon as reasonably possible thereafter;

            (c) Tenant's request for or design of Improvements that include items or improvements not typically found in the office space at Comparable Buildings;

            (d) if Tenant's architect or designer prepares any drawings, plans or specifications for the Premises, any such drawings, plans or specifications being (i) incomplete, inaccurate or otherwise deficient, or (ii) deviating from the approved space plan, applicable code requirements and/or any Requirements;

            (e) Tenant's or Tenant's architect's, agent's, representative's or contractor's interference with the work of Landlord or Landlord's contractor;

            (f) Tenant's failure to fully and timely comply with the deadlines and other terms set forth in this Lease; or

            (g) any other act or omission by Tenant or any employee, architect, agent, representative or contractor of Tenant constituting a Tenant Delay under the terms of this Lease or any exhibit, rider, annex, schedule, work letter or other document or agreement entered in connection with this Lease, attached to this Lease or incorporated in this Lease by reference.

      TENANT PARTY(IES): Tenant and any subtenants or occupants of the Premises and their respective agents, contractors, subcontractors, employees, invitees or licensees.

      TENANT'S PROPERTY: Tenant's movable fixtures and movable partitions, telephone and other equipment, computer systems, telecommunications, data and other cabling, trade fixtures, furniture, furnishings, and other items of personal property which are removable without material damage to the Premises or the Building.

      UNAVOIDABLE DELAYS: A party's inability to fulfill or delay in fulfilling any of its obligations under this Lease expressly or impliedly to be performed by such party, if such party's inability or delay is due to or arises by reason of strikes, labor troubles or by accident, or by any cause whatsoever beyond such party's reasonable control, including governmental preemption in connection with a national emergency, permitting and inspection delays, Requirements or shortages, or unavailability of labor, fuel, steam, water, electricity or materials, or delays caused by the other party or other tenants, mechanical breakdown, acts of God, enemy action, civil commotion, fire or other casualty.

                                    EXHIBIT C

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                                DESIGN STANDARDS

      (a) HVAC. The Building HVAC System serving the Premises is designed to maintain average temperatures within the Premises during Ordinary Business Hours of (i) not less than 70 (0)F. dry bulb during the heating season when the outdoor temperature is 10 (0)F. dry bulb and (ii) not more than 75 (0)F. dry bulb during the cooling season, when the outdoor temperatures are at 92 (0)F. dry bulb and 75 (0)F. wet bulb, with, in the case of clauses (i) and (ii): (x) a population load per floor of not more than one person per 120 square feet of rentable area, other than in dining and other special use areas per floor for all purposes, (y) 0.083 CFM per rentable square foot of outside air, and (z) tenant power and light at 4.0 watts per rentable square foot per floor and shades or blinds fully drawn. Use of the Premises, or any part thereof, in a manner exceeding any of the foregoing design conditions or arrangement of partitioning which interferes with normal operation of the air-conditioning service in the Premises may require changes in the air-conditioning serving the Premises at Tenant's expense.

      (b) Electrical. The Building electrical system serving the Premises is designed to provide a total of 4.0 watts per usable square foot connected load for tenants lighting and power to Tenant's convenience outlets.

                                    EXHIBIT E

                             CLEANING WORK ("WORK")

TENANT OFFICES

      Tenant Offices shall include all areas of the building which are leased exclusively to individual tenants and which are regularly occupied and used by such tenants. Tenant Offices include the office of the property manager ("Manager"). Tenant Offices specifically exclude tenant-leased storage areas and space occupied by retail tenants.

      Wherever the cleaning contractor ("Contractor") is required to dust, wipe, or otherwise clean surfaces in Tenant Offices it is understood that, unless specifically directed by Manager, Contractor shall not disturb or move papers, books, picture frames, equipment and similar items for the purpose of cleaning underneath them, but shall only clean around objects. Should any tenant request that Contractor move items to clean such surfaces, tenant must provide a "hold harmless" agreement which indemnifies Contractor, Manager and Landlord (and its employees and subcontractors) from any loss, claim or damage as a result of the movement of objects.

1.    Nightly

      a. Empty any trash containers, and re-line as required; wipe exterior or interior surfaces of trash containers as needed. Break down all boxes or any items marked as "trash" and remove to dumpster. Wipe or wash clean trash containers as necessary before relining.

      b. Sweep and remove dust, dirt and debris from all non-carpeted floor areas using treated or electrostatic dust mop, with particular focus on kitchens, break rooms, and reception areas (vinyl, wood, vinyl-impregnated wood, granite, stone, marble, ceramic, etc.).

      c. Spot clean with mop all non-carpeted areas and damp mop weekly. Use special care to ensure that baseboards (vinyl, tile, painted) are not stained by dirty mop head.

      d. Dust, remove debris and wipe clean all horizontal surfaces as necessary to maintain a first class appearance, including but not limited to cove base, ledges, wainscoting, hand rails, furniture rungs, sills, seats, reveals, chair rails and trim, tables, desks and other furniture, transaction counters, picture frames, bookcases, shelves, file cabinets, lamps, telephones, window sills and all areas within reach with a 30" dust brush. Door thresholds and brightwork are a high priority.

      e. Damp mop kitchens, break rooms, reception areas, work rooms and similar areas; storage or file rooms will be mopped as necessary.

      f. Vacuum all carpeted areas in the main reception area, all conference rooms and in the tenant's internal corridors from wall-to-wall, with special emphasis on edging. In tenant offices, file and storage rooms, workrooms and other areas of the office less accessible to visitors, vacuum all traffic lanes and spot vacuum to remove any visible debris in non-traffic lanes.

      g. Spot clean carpeting as necessary to immediately remove any visible stains. Where spot cleaning leaves the general condition of the carpeted area unsightly, Contractor shall be responsible for maintaining the carpet using additional methods (i.e., bonnet, extraction, etc.). Except as specifically provided herein, carpet cleaning in Tenant Offices is specifically excluded from the Work and is considered Special Tenant Services (i.e., services that tenant may contract directly for, at tenant's cost).

      h. Clean, polish and sanitize all drinking fountains. Wipe off splash marks from adjacent wall surfaces.

      i. Empty and wipe clean all cigarette urns and ashtrays.

      j. Clean all glass furniture tops.

      k. Damp wipe and remove dust, debris and stains from all horizontal resilient non-floor surfaces (plastic laminate countertops, e.g.).

      l. Clean, polish and sanitize all sinks and kitchen counter-tops. Wipe off splash marks from adjacent walls and vertical cabinet surfaces and the exterior surfaces of countertop appliances. Move counter-top appliances where applicable (less than 10 pounds) to clean underneath.

      m. Spot clean all interior glass (up to 80" in height) in tenant spaces, including but not limited to side lights, door signs, tenant entrance doors, glass conference room doors, partitions, mail chutes, display cases, etc. for the removal of smudges and fingerprints. This Work specifically excludes interior and exterior faces of curtain wall windows. This Work specifically excludes full cleaning of interior glass within Tenant Offices, except for glass suite entry doors and sidelights as well as glass furniture tops, as previously specified.

      n. Spot vacuum upholstered furniture as necessary.

      o. Spot clean walls as finishes permit.

2.    Weekly

      a. Vacuum all carpeted areas in Tenant Offices, from wall-to-wall. Special emphasis on edging, reception areas and conference rooms.

      b. Dust, remove debris and wipe clean all vertical surfaces up to 80 inches in height as necessary to maintain a first class appearance. Remove all fingerprints and smudges from all reflective surfaces (painted, vinyl wall-covered, high-finish formica, metal, granite, wood laminate, etc.). Doors, panels and trim, door glass, switchplates, fingerplates and kickplates, door hardware, planters, tenant signs, door and wall louvers are a priority.

      c. Move, vacuum and clean under, and replace all furniture that can be easily moved.

      d. Replace trashcan liners in all trash receptacles weekly.

3.    Monthly

      a. Dust and/or wipe clean exterior surface of wall-mounted light fixtures and sconces.

      b. Dust air supply and return louvers and grilles, removing built-up dust and dirt. Use chemicals to wipe clean where necessary.

      c. Dust all vertical and horizontal window blinds (whether on sidelights, glass walls or windows) in all Tenant Offices.

4.    Quarterly

      a. High dusting (those items over 80"), including pipes, ledges, moldings, wall-mounted light fixtures, louvers, etc.

      b. Thoroughly wipe clean all baseboards and cove base, taking care to avoid leaving water marks.

      c. Wash all trash containers.

      d. High dusting (those items over 80"), including pipes, ledges, moldings, wall-mounted light fixtures, louvers, etc.

5.    Semi-Annually/Annually

      a. Wipe clean and wash as necessary all air supply and return louvers and grilles, removing built-up dirt and dust at least semi-annually.

      b. Wipe or wash all vertical and horizontal window blinds (whether on sidelights, glass walls or windows) in all Tenant Office areas no less than annually to remove accumulated debris and dirt.

      c. Use special fabric sponge-bricks to remove dirt buildup on fabric wallcovering, as needed.

      d. Dust all clothes closet shelving and coat racks.

6.    Annually

      a. Dust and wipe clean all light fixture lenses, removing fingerprints no less than annually. Special attention should be paid to pendant fixtures, which tend to "catch" insects and other debris.

CLEANING SPECIFICATIONS - SPECIAL TENANT SERVICES

 Special Tenant Services (by way of example rather than limitation). Tenant is solely responsible for the cost and expense of each Special Tenant Service.

      a. Machine scrubbing, machine polishing or buffing, stripping and sealing of non-carpeted floors in Tenant Offices.

      b. Carpet cleaning by any method (bonnet, extraction, host, etc.).

      c. Furniture polishing.

      d. Polishing of wood paneling or doors.

      e. Dishwashing and collection of dishes.

      f. Cleaning out refrigerators, microwaves and other appliances and kitchen cabinetry.

      g. Cleaning of all interior glass in tenant spaces (e.g., side lights, signage, interior doors, partitions, display cases, etc.) other than spot cleaning for the removal of obvious smudges and fingerprints.

      h. Vacuuming under furniture which weighs greater than 20 lbs. and which needs to be moved to reach floor areas under it.

      i. Cleaning of any light fixtures which require disassembly for cleaning.

      j. Cleaning of fabric wallcovering.

      k. Cleaning of any laboratories, examination rooms or any rooms where medical services are provided.

      l. Removal and legal disposal of medical waste or other hazardous materials.

                                    EXHIBIT F

                              RULES AND REGULATIONS

      1. Nothing shall be attached to the outside walls of the Building. Other than Building standard blinds, no curtains, blinds, shades, screens or other obstructions shall be attached to or hung in or used in connection with any exterior window or entry door of the Premises, without the prior consent of Landlord.

      2. No sign, advertisement, notice or other lettering visible from the exterior of the Premises shall be exhibited, inscribed, painted or affixed to any part of the Premises without the prior written consent of Landlord. All lettering on doors shall be inscribed, painted or affixed in a size, color and style acceptable to Landlord.

      3. The grills, louvers, skylights, windows and doors that reflect or admit light and/or air into the Premises or Common Areas shall not be covered or obstructed by Tenant, nor shall any articles be placed on the window sills, radiators or convectors.

      4. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

      5. The Common Areas shall not be obstructed or encumbered by any Tenant or used for any purposes other than ingress or egress to and from the Premises and for delivery of merchandise and equipment in a prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord.

      6. All locks and deadbolts of any kind shall be operable by the Building's Master Key. No locks shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by the Building's Master Key. Tenant shall, upon the termination of its Lease, deliver to Landlord all keys of stores, offices and lavatories, either furnished to or otherwise procured by Tenant and in the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost thereof.

      7. Tenant shall keep the entrance door to the Premises closed at all times.

      8. All movement in or out of any freight, furniture, boxes, crates or any other large object or matter of any description must take place during such times and in such elevators as Landlord may prescribe. Landlord reserves the right to inspect all articles to be brought into the Building and to exclude from the Building all articles which violate any of these Rules and Regulations or the Lease. Landlord may require that any person leaving the public areas of the Building with any article to submit a pass, signed by an authorized person, listing each article being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any Tenant against the removal of property from the Premises.

      9. All hand trucks shall be equipped with rubber tires, side guards and such other safeguards as Landlord may reasonably require.

      10. No Tenant Party shall be permitted to have access to the Building's roof, mechanical, electrical or telephone rooms without permission from Landlord.

      11. Tenant shall not permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, vibrations or interfere in any way with other tenants or those having business therein.

      12. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord. Tenant shall not cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness.

      13. Tenant shall store all its trash and recyclables within its Premises. No material shall be disposed of which may result in a violation of any Requirement. All refuse disposal shall be made only through entry ways and elevators provided for such purposes and at such times as Landlord shall designate. Tenant shall use the Building's refuse and recycling contractor(s).

      14. Tenant shall not deface any part of the Building. No boring, cutting or stringing of wires shall be permitted, except with prior consent of Landlord, and as Landlord may direct.

      15. The water and wash closets, electrical closets, mechanical rooms, fire stairs and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant where a Tenant Party caused the same.

      16. Tenant, before closing and leaving the Premises at any time, shall see that all lights, water faucets, etc. are turned off. All entrance doors in the Premises shall be kept locked by Tenant when the Premises are not in use.

      17. No animals of any kind (except for seeing eye dogs) shall be brought into or kept by any Tenant in or about the Premises or the Building. No in-line roller skates or vehicles (other than bicycles) shall be brought into or kept by any Tenant in or about the Premises or the Building, except that automobiles may be kept in the parking garage (if any).

      18. Canvassing or soliciting in the Building is prohibited.

      19. Employees of Landlord or Landlord's Agent shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord or in response to any emergency condition.

      20. Landlord reserves the right to prohibit overnight courier, commercial and other package delivery services from entering the Building, other than to pick-up packages from or to deliver packages to such central messenger facility designated by Landlord for the Building.

      21. Landlord reserves the right to exclude from the Building during other than Ordinary Business Hours all persons who do not present a valid Building pass. Tenant shall be responsible for all persons for whom a pass shall be issued at the request of Tenant and shall be liable to Landlord for all acts of such persons.

      22. Tenant shall not use the Premises for any purpose that may be dangerous to persons or property, nor shall Tenant permit in, on or about the Premises or Building items that may be dangerous to persons or property, including, without limitation, firearms or other weapons (whether or not licensed or used by security guards) or any explosive or combustible articles or materials.

      23. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of these Rules and Regulations by any other tenant or other person. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition to its occupancy of the Premises.

      24. No person shall smoke, chew or otherwise ingest or use tobacco products at the Building, the Common Areas (including any sidewalks adjacent to the Building) or the Premises, except in an area (if any) designated by Landlord.

      Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant(s), but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all tenants of the Building.

                                    EXHIBIT G

                       CONSTRUCTION RULES AND REGULATIONS

      1. Tenant and/or the general contractor will supply Landlord with a copy of all permits prior to the start of any work.

      2. Tenant and/or the general contractor will post the building permit on a wall of the construction site while work is being performed.

      3. The tenant shall provide, in writing, prior to commencement of the work, the names and emergency numbers of all subcontractors, the general contractor superintendent, general contractor's project manager and the construction manager.

      4. No construction is to be started until proper drawings have been submitted and approved in writing by Landlord.

      5. Landlord is to be contacted by Tenant when work is completed for inspection. All damage to building will be determined at that time.

      6. Any work that is to be performed in other than Tenant's premises must be reviewed and scheduled in advance with the Landlord.

      7. Landlord will be notified of all work schedules of all workmen on the job and will be notified, in writing, in advance, of names of those who may be working in the building after "normal" business hours.

      8. Construction personnel must carry proper identification at all times.

      9. All workers are required to wear a shirt, shoes, and full length trousers.

      10. Landlord must approve all roof top equipment and placement. All penetrations must be cut and flashed by the roof warranty holder of the existing roof system.

      11. Landlord shall designate contractor-parking areas (if any).

      12. Contractor must notify Landlord two days prior to an independent air balancing service by a certified air balance company. Landlord's building engineer will accompany the contractor during their work. Landlord must receive a copy of the final approved balance report.

      13. Before Landlord makes final payment, five sets of as-built and O&M manuals as well as a CADD disc must be submitted to Landlord.

      14. The general contractor and Tenant shall be responsible for all loss of their materials and tools and shall hold Landlord harmless for such loss and from any damages or claims resulting from the work.

      15. The general contractor shall maintain insurance coverage throughout the job of a type(s), in amounts and issued by an insurance company, reasonably satisfactory to Landlord.

Prior to the commencement of work, a Certificate of Insurance must be submitted with the limits of coverage per the limits noted in the Lease with such parties being named as additional insureds as Landlord requires from time to time.

      16. All key access, fire alarm work, or interruption of security hours must be arranged with the Landlord.

      17. Proper supervision shall be maintained at the job site at all times and Tenant's workmen, mechanics and contractors must not cause or effect any inconvenience to or interfere with the Buildings operations or Landlord. Tenant's workmen, mechanics and contractors shall work in harmony with and shall not interfere with any labor employed by the property manager or any other Tenant, or their workmen, mechanics and contractors.

      18. Landlord is to be notified in advance of all ties into Building systems, welding, or any work affecting the base building or other tenant spaces unless agreed to otherwise, all tie-ins to base building fire alarm systems are performed by Landlord, designated contractor and cost borne by Tenant.

      19. The following work, of which Landlord is to be notified in advance, must be done on overtime and not during normal business hours once any portion of the building is occupied:

      - Demolition which per Building manager's judgment may cause disruption to other tenants.

      -     Oil base painting (on multi-tenant floors).

      -     Gluing of carpeting (on multi-tenant floors).

      -     Shooting of studs for mechanical fastenings.

      -     Testing of life safety system, sprinkler tie-ins.

      -     Work performed in occupied spaces.

      - Welding, brazing, soldering and burning with proper fire protection and ventilation.

      - Other activities that, in building manager's judgment, may disturb other tenants.

      20. All Building shutdowns - electrical, plumbing, HVAC equipment, fire and life-safety must be coordinated with Landlord in advance. Landlord's procedures for hot work, fire alarm and sprinkler shutdowns must be followed. Landlord's on-site engineer will detail the requirements summarized below:

      - Smoke detectors must be bagged or cleaned daily and placed back in service at the end of each day.

      - Call outs for fire alarm and sprinkler systems must be made with and only with Landlord's personnel. All systems must be put back into service at the end of each work day and working correctly.

      - Hot work, i.e., torch burning/cutting and welding must be permitted through Landlord's personnel and contractor must use Landlord's form.

      - When welding, contractor shall provide a fused disconnect switch for connection to building power supply and a Fire Watch.

      -     Forms are to be provided at kickoff meeting.

      21. Fire extinguishers supplied by the general contractor must be on the job-site at all times during demolition and construction.

      22. No building materials are to enter the Building by way of main lobby, and no materials are to be stored in any lobbies or fire stairs at any time.

      23. Contractors personnel will use loading dock area for all deliveries and will not use loading dock for vehicle parking.

      24. Passenger elevators shall not be used for moving building materials and shall not be used for construction personnel except (a) in the event of an emergency or (b) with the prior approval of the property manager and then only after protective padding and other protective devices have been installed in the passenger elevator, as determined by Landlord's building engineer.

      25. Protection of hallway carpets, wall coverings, and elevators from damage with masonite board, carpet, cardboard, or pads is required. They may be removed from time to time as requested by the Landlord.

      26. Public spaces, corridors, elevators, bathrooms, lobby, etc. must be cleaned immediately after use. Construction debris or materials found in public areas will be removed at Tenant's cost.

      27. Contractors will remove their trash and debris daily or as often as necessary to maintain cleanliness in the building. Building trash containers are not to be used for construction debris. Landlord reserves the right to bill Tenant for any cost incurred to clean up debris left by the general contractor or any subcontractor. Further, the Building staff is instructed to hold the driver's license of any employee of the contractor while using the freight elevator to ensure that all debris is removed from the elevator.

      28. All construction materials or debris must be stored within the project confines or in an approved lock-up.

      29. Contractors will be responsible for daily removal of waste foods, milk and soft drink containers, etc. to trash room and will not use any building trash receptacles but trash receptacles supplied by them.

      30. Construction personnel are not to eat in the lobby or in front of building nor are they to congregate in the lobby or in front of the Building.

      31. There will be no smoking, eating, or open food containers in the elevators, carpeted areas or public lobbies.

      32. There will be no alcohol or controlled substances allowed or tolerated.

      33. There will be no yelling or boisterous activities.

      34. Radios shall not be played on job site.

      35. Landlord shall grant access to the base building electrical, telephone and mechanical rooms.

      36. No utilities (electricity, water, gas, plumbing) or services to the tenants are to be cut off or interrupted without first having requested, in writing, and secured, in writing, the permission of Landlord.

      37. No electrical services are to be put on the emergency circuit, without specific written approval from Landlord.

      38. When utility meters are installed, the general contractor must provide the property manager with a copy of the operating instructions for that particular meter.

      39. All public areas such as elevator lobbies, corridors, toilets and service halls shall be protected with masonite and other such materials to the satisfaction of the property manager.

      40. Trash and debris resulting from the work shall be confined to either the interior of the space under construction or an on-site dumpster. If it is a dumpster, then such debris shall be kept within the confines of the dumpster. The general contractor shall coordinate the location of the dumpster with the Landlord and plywood shall be used to protect the surface from damage.

      41. Contractor is responsible to keep the construction area safe and in a workmanlike manner. Machinery noise shall not interfere with the peaceful enjoyment of any tenant or their invitees to the Building. No smoking in the Building will be allowed at any time.

      42. Clear access to be provided at all times to stairwells, mechanical/electrical equipment and rooms, elevators, fire hoses, valves, fire dampers and maintenance sensitive equipment.

      43. Adequate lighting is to be provided in construction to achieve a safe working environment.

      44. A Tenant valve tag chart shall be submitted to the Landlord.

      45. All piping and wiring systems shall be adequately supported from Building structure.

      46. The cleaning of condenser water pipes shall be done in the presence of the Landlord's representative with the chemical used per the Building's chemical treatment company's recommendation.

      47. All mechanical and electrical equipment shall have permanent identification labels affixed.

      48. Kitchen exhaust access doors must be clearly identified and accessible for periodic inspection as required by law.

      49. All telecommunication cabling in common areas, mechanical equipment rooms, etc. shall be installed in an enclosed raceway and shall be identified.

      50. All air handlers, CAV boxes and VAV boxes need pre-filters (construction filters) installed over filter bank and may require periodic changes during the construction period until each floor is complete at which time a change out of filters is required. All units will be required to be cleaned thoroughly if the system is contaminated and this procedure is not maintained.

      51. After all Tenant construction is complete, the elevator systems need to be cleaned by the elevator service provider at Tenant's expense. This includes rails, pits, tops of cabs, machine rooms.

      52. To the extent damaged by Tenant or its contractors (or its subcontractors), (i) all mechanical, telephone, electrical and pump room floors must be painted at the end of the job; and (ii) damaged, stained or new walls and pipe, etc. must be painted to match existing pipes and new pipes must match Landlord's standard colors.

                                    EXHIBIT H

   SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT - EXISTING MORTGAGE

      LaSALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2004-C1, COMMERCIAL
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-C1, AND IN ITS CAPACITY AS LEAD LENDER ON BEHALF OF (I) LUBS, INC. AS TO NOTE A-1B; (II) MORGAN STANLEY CAPITAL
     CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-TOP13, AS TO NOTE A-2A; (III) MORGAN STANLEY MORTGAGE CAPITAL INC.,
  AS TO NOTE A-2B; (IV) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2C;
    (V) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2D; (VI) TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, AS TO NOTE B (the "Lender")

                                     - and -

                    PHILADELPHIA CONSOLIDATED HOLDING CORP.,
                           a Pennsylvania corporation
                                    (Tenant)

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                                   Dated:  _____________, 2006
                                   Location:  One Bala Plaza
                                                      Bala Cynwyd, PA
                                   County:    Montgomery

                              PREPARED BY AND UPON
                             RECORDATION RETURN TO:

                              Merri H. McCoy, Esq.
                         Akin Gump Strauss Hauer & Feld
                            1700 Pacific, Suite 4100
                               Dallas, Texas 75201

      SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") made as of the [___] day of [_________], 2006 by and between LaSALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2004-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-C1, AND IN ITS CAPACITY AS LEAD LENDER ON BEHALF OF
(I) LUBS, INC. AS TO NOTE A-1B; (II) MORGAN STANLEY CAPITAL CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-TOP13, AS TO NOTE A-2A; (III) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2B; (IV) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2C; (V) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2D; (VI) TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, AS TO NOTE B (the "Lender"), and PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation, having an address at One Bala Plaza, Suite 100, Bala Cynwyd, Pennsylvania 19004 ("Tenant").

                                    RECITALS:

      A. Morgan Stanley Mortgage Capital, Inc. ("Morgan") and Lehman Brothers Bank FSB ("Lehman" and collectively with Morgan, "Original Lenders") made a loan to Landlord (hereinafter defined) and others as co-borrowers in the original principal amount of $825,000,000 (the "Loan"), which Loan is evidenced by that certain Consolidated, Amended and Restated Promissory Note payable to the order of Original Lenders in the original principal amount of $825,000,000, dated December 10, 2003 (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the "Note").

      B. To secure the Loan, Bala Plaza Inc., a Delaware corporation ("BPI"), and Landlord encumbered (i) certain premises described in Exhibit A attached hereto owned by BPI, and (ii) the leasehold estate of Landlord in certain premises described in Exhibit A attached hereto (collectively the "Property"), by entering into, inter alia, that certain Open-End Mortgage, Assignment of Leases and Rents and Security Agreement dated as of December 8, 2003, effective December 10, 2003, in favor of Original Lender (as amended, increased, renewed, extended, spread, consolidated, severed, restated, or otherwise changed from time to time, the "Security Instrument") recorded on December 10, 2003, in Mortgage Book 10913, page 1424, in the Office of the Recorder of Deeds in and for the County of Montgomery, at Norristown, Pennsylvania.

      C. Lender is authorized as the "Lead Lender" pursuant to that certain Co-Lender Agreement between (among others) Morgan, as the "Note A-1 Lender", and Lehman, as the "Note A-2 Lender" dated of even date with the Note to act of behalf of all current holders and owners of the Note and Loan in the execution and delivery of this Agreement.

      D. Tenant is the holder of a leasehold estate in a portion of the Property under and pursuant to the provisions of a certain Lease dated as of March 1, 2006 between Bala Plaza Property, Inc., as landlord ("Landlord") and Tenant, as tenant (such lease, as modified and amended as set forth herein being hereinafter referred to as the "Lease").

      E. Tenant has agreed to subordinate the Lease to the Security Instrument and to the lien thereof and Lender has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

      F. All capitalized terms not otherwise defined herein shall have the same meaning ascribed thereto in the Security Instrument.

                                   AGREEMENT:

      For good and valuable consideration, Tenant and Lender agree as follows:

      1. Subordination. The Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the terms, covenants and provisions of the Security Instrument and to the lien thereof, including without limitation, all renewals, increases, modifications, spreaders, consolidations, replacements and extensions thereof and to all sums secured thereby and advances made thereunder with the same force and effect as if the Security Instrument had been executed, delivered and recorded prior to the execution and delivery of the Lease.

      2. Non-Disturbance. If any action or proceeding is commenced by Lender for the foreclosure of the Security Instrument or the sale of the Property, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not (i) result in the termination of the Lease or disturb the Tenant's possession or use of the premises demised thereunder or (ii) diminish any rights of extension or renewals which may be effected in accordance with the terms of the Lease. The sale of the Property in any such action or proceeding and the exercise by Lender of any of its other rights under the Note or the Security Instrument shall be made subject to all rights of Tenant under the Lease, provided that at the time of the commencement of any such action or proceeding or at the time of any such sale or exercise of any such other rights (a) the Lease shall be in full force and effect and (b) Tenant shall not be in default beyond any applicable notice, grace or cure periods under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed.

      3. Attornment. If Lender or any other subsequent purchaser of the Property shall become the owner of the Property by reason of the foreclosure of the Security Instrument or the acceptance of a deed or assignment in lieu of foreclosure or by reason of any other enforcement of the Security Instrument (Lender or such other purchaser being hereinafter referred as "Purchaser"), and the conditions set forth in Section 2 above have been met at the time Purchaser becomes owner of the Property, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Purchaser and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Purchaser and Purchaser by virtue of such acquisition of the Property shall be deemed to have agreed to accept such attornment, provided, however, that Purchaser shall not be
(a) liable for the failure of any prior landlord (any such prior landlord, including Landlord, being hereinafter referred to as a "Prior Landlord") to perform any obligations of Prior Landlord under the Lease which have accrued prior to the date on which Purchaser shall become the owner of the Property, however, nothing contained herein shall excuse the Purchaser from its obligations to remedy a continuing problem that existed prior to the time it obtained possession or title to the property; (b) subject to any offsets, defenses, abatements or counterclaims which shall have accrued in favor of Tenant against any Prior Landlord prior to the date upon which Purchaser shall become the owner of the Property, (c) liable for the return of rental security deposits, if any, paid by Tenant to any Prior Landlord in accordance with the Lease unless such sums are actually received by Purchaser, (d) bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any Prior Landlord unless (i) such sums are actually received by Purchaser or (ii) such prepayment shall have been expressly approved of by Purchaser or (e) bound by any agreement terminating or amending or modifying the rent, term, commencement date or other material term of the Lease, or any voluntary surrender of the premises demised under the Lease, made after the date hereof and without Lender's or Purchaser's prior written consent prior to the time Purchaser succeeded to Landlord's interest. In the event that any liability of Purchaser does arise pursuant to this Agreement or the Lease, such liability shall be limited and restricted to Purchaser's interest (such interest to include rental income, proceeds from sale, and insurance and condemnation proceeds received because of damage or destruction or condemnation to or of the Property) in the Property and shall in no event exceed such interest.

      4. Notice to Tenant. After written notice is given to Tenant by Lender that the Landlord is in default under the Note and the Security Instrument and that, pursuant to the Loan Documents, the rentals under the Lease should be paid to Lender pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Lender in connection therewith, Tenant shall thereafter pay to Lender or as directed by the Lender, all rentals and all other monies due or to become due to Landlord under the Lease, provided Landlord has received a copy of such notice to Tenant, and Landlord hereby expressly authorizes Tenant to make such payments to Lender without any obligation to inquire further as to whether or not a default exists under the loan documents referenced herein (provided Tenant has a reasonable belief that such written notice is genuine and given by Lender) and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

      5. Notice to Lender and Right to Cure. Until such time as the lien of the Security Instrument is released, Tenant agrees that, notwithstanding any provisions of the Lease to the contrary, no notice of termination or cancellation thereof or of an abatement shall be effective unless Lender shall have received notice of default giving rise to such cancellation or abatement and shall have failed within thirty (30) days after receipt of such notice to cure if such default can be cured by the payment of a liquidated sum, or sixty
(60) days after receipt of such notice to cure if such default is of a non-monetary nature, provided that, if such non-monetary default cannot be cured within such sixty (60) day period, Lender shall have an additional period (not to exceed an additional one hundred twenty (120) days following the expiration of such sixty (60) day period) to cure such non-monetary default so long as Lender shall diligently commence to cure such non-monetary default within such one hundred twenty (120) day period and shall thereafter diligently pursue any action necessary to cure such default during such additional one hundred twenty
(120) day period. Notwithstanding the foregoing, (i) Lender shall have no obligation to cure any such default, and (ii) the cure period extended to Lender pursuant to this Section 5 shall be nullified in the event Lender fails to notify Tenant of Lender's intention to cure any Landlord default within thirty (30) days of Lender's receipt of notice from Tenant of Landlord default.

      6. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

      If to Tenant:    Philadelphia Consolidated Holding Corp.
                       One Bala Plaza - Suite 100
                       Bala Cynwyd, PA  19004
                       Attention:  Chief Financial Officer

                       If to Lender: LaSalle Ban, National Association, as Trustee and Lead Lender
                       c/o Wachovia Bank, National Association, as
                       Administrative Agent
                       NC 1075
                       8739 Research Drive URP4
                       Charlotte, NC  28288-1075
                       Reference:  LBUBS 2004-C1; Loan No. M343005076

      with a copy to:  LNR Partners, Inc.
                       1601 Washington Avenue, Suite 700
                       Miami Beach, FL  33139
                       Reference:  LBUBS 2004-C1; Loan No. M343005076

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 6, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the state where the Property is located. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

      7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Lender, Tenant and Purchaser and their respective successors and assigns, including without limitation, the holder of any note secured by the Security Instrument.

      8. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State where the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State where the Property is located.

      9. Miscellaneous. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      10. Execution. This Agreement shall only be effective if executed by, and notarized on behalf of, all parties, and a fully executed original is delivered to Tenant and Lender.

      IN WITNESS WHEREOF, Lender and Tenant have duly executed this Agreement as of the date first above written.

                        LENDER:

                        LaSALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2004-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-C1, AND IN ITS CAPACITY AS LEAD LENDER ON BEHALF OF (I) LUBS, INC. AS TO NOTE A-1B;
                        (II) MORGAN STANLEY CAPITAL CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-TOP13, AS TO NOTE A-2A; (III) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2B; (IV) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2C; (V) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2D; (VI) TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, AS TO NOTE B

                        By: LNR Partners, Inc., a Florida corporation
                        Its: Special Servicer

                        By: ________________________________________
                        Name:
                        Title:

                        TENANT:

                        PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation

                        By: ________________________________________
                        Name:
                        Title:

                        The undersigned accepts and agrees to the provisions of Section 4 hereof:

                        LANDLORD:

                        BALA PLAZA PROPERTY, INC.,
                        a Delaware corporation

                        By:____________________________________________
                        Name:
                        Title:

                                 ACKNOWLEDGMENTS

By a corporation

State of  __________________        )
                                    )
County __________________           )

On this, the __________ day of ________ , 20__ , before me
_______________________ , the undersigned officer, personally appeared
___________________ who acknowledged himself to be the _____________ of
PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation, and that he/she as such, being authorized to do so, executed, the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as ______________________ .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(NOTARIAL SEAL)

                                        _________________________
                                        Notary Public

        My Commission Expires:

STATE OF FLORIDA           )
                           )
COUNTY OF MIAMI-DADE       )

      BEFORE ME, a Notary Public in and for said County and State, on the date below, personally appeared __________________, as ____________ of LNR Partners, Inc., a Florida corporation, Special Servicer of LaSALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE FOR THE REGISTERED HOLDERS OF LB-UBS COMMERCIAL MORTGAGE TRUST 2004-C1, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-C1, AND IN ITS CAPACITY AS LEAD LENDER ON BEHALF OF
(I) LUBS, INC. AS TO NOTE A-1B; (II) MORGAN STANLEY CAPITAL CAPITAL I INC., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-TOP13, AS TO NOTE A-2A; (III) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2B; (IV) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2C; (V) MORGAN STANLEY MORTGAGE CAPITAL INC., AS TO NOTE A-2D; (VI) TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, AS TO NOTE B, acting on behalf of the corporation and acknowledged that he/she executed the foregoing instrument on behalf of said corporation.

      Said person ( ) is personally known to me or ( ) has produced a driver's license issued by _____________, a State of the United States, which is either current or has been issued within the past five (5) years and bears a serial or other identifying number.

      IN WITNESS WHEREOF, I have affixed my notary seal this _____ day of ________, 20__.

                                       _______________________________________
                                       Signature of Notary Public

                                       _______________________________________
                                       Printed Name of Notary Public

[Notary Seal]

                                       _______________________________________
                                       My Commission expires:

By a corporation

State of  __________________        )
                                    )
County __________________           )

On this, the __________ day of ________ , 20__ , before me
_______________________ , the undersigned officer, personally appeared
___________________ who acknowledged himself/herself to be the _____________ of BALA PLAZA PROPERTY, INC., a Delaware corporation, and that he/she as such, being authorized to do so, executed, the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as
______________________ .

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(NOTARIAL SEAL)

                                       _______________________________________
                                       Notary Public

                             My Commission Expires:

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY

ONE BALA PLAZA

Block/Unit IDS:   1H/36
Parcel Numbers:   40-00-57132-00-5

The One Bala Plaza site is located at the northeast corner of St. Asaphs Road and Belmont Avenue. The site is irregular in shape and contains a total of 18.74 gross acres (with 2.12 acres in rights-of-ways, net area is 16.62 acres).

The site has +/- 1,150 feet of frontage along the north side of St. Asaphs Road, +/- 1,000 feet along the east side of Belmont Avenue and +/- 275 feet along the south side of Righters Ferry Road. The average site depth off St. Asaphs Road is 400-500 feet, with about 500 feet off Belmont Avenue.

Topography is generally level, and visibility is good along St. Asaphs Road. Visibility along Belmont Avenue and Righters Ferry Road is somewhat restricted due to the heavily wooded nature of the frontages.

Access to the site is provided by one 50 foot wide macadam paved driveway opposite Kings Grant Drive, at the southeast portion of the site's St. Asaphs Road frontage. This entrance is controlled by a traffic signal, with separate turn lanes into the site. There is no access from either Belmont Avenue or Righters Ferry Road. Overall access is considered adequate. Kings Grant Drive extends from the site +/- 750 feet to City Line Avenue (U.S. Route 1).

                                    EXHIBIT I

 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT - EXISTING GROUND LEASE

                                BALA PLAZA, INC.

                                 (Ground Lessor)

                                     - and -

                     PHILADELPHIA CONSOLIDATED HOLDING CORP.
                                    (Tenant)

                       ___________________________________

                         SUBORDINATION, NON-DISTURBANCE
                            AND ATTORNMENT AGREEMENT

                       ___________________________________

                             Dated: March 16, 2006

                            Location: One Bala Plaza
                                      Bala Cynwyd, PA
                            County:   Montgomery

             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

      THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (the "Agreement") is made as of this 16th day of March, 2006 by and between BALA PLAZA, INC., a Delaware corporation, having an address at One Bala Plaza, Suite 629, Bala Cynwyd, PA 19004 ("Ground Lessor") and PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation, having an address at One Bala Plaza, Suite 100, Bala Cynwyd, Pennsylvania 19004 ("Tenant").

                                    RECITALS:

      A. Ground Lessor is the fee owner of the Property and the landlord under that certain Ground Lease dated December 10, 2003 between Ground Lessor, as landlord, and Landlord (as defined below), as tenant, pursuant to which Ground Lessor leased certain property as described in Exhibit A attached hereto (the "Property") to Landlord (together with any and all extensions, renewals, substitutions, replacements, amendments, modifications and/or restatements thereof, the "Ground Lease") which encumbers the leasehold estate of Landlord (as defined below);

      B. Tenant is the holder of a leasehold estate in a portion of the Property under and pursuant to the provisions of a certain Lease dated as of March 1, 2006 between Bala Plaza Property, Inc., as landlord ("Landlord") and Tenant, as tenant, (such Lease, as amended as set forth herein being hereinafter referred to as the "Lease"); and

      C. Tenant has agreed to subordinate the Lease to the Ground Lease and Ground Lessor has agreed to grant non-disturbance to Tenant under the Lease on the terms and conditions hereinafter set forth.

                                   AGREEMENT:

      For good and valuable consideration, Tenant and Ground Lessor agree as follows:

      1. Subordination. The Lease and all of the terms, covenants and provisions thereof and all rights, remedies and options of Tenant thereunder are and shall at all times continue to be subject and subordinate in all respects to the leasehold estate established by the the Ground Lease, including without limitation, all renewals, modifications, and extensions thereof; provided, however, that nothing contained herein shall be deemed to modify or increase Tenant's obligations under the Lease. Consent by the Landlord to any matter requiring Landlord's consent shall be deemed the consent by Ground Lessor and no further consents or approvals of Ground Lessor shall be required

      2. Non-Disturbance. If any action or proceeding is commenced by Ground Lessor for the termination of the Ground Lease, Tenant shall not be named as a party therein unless such joinder shall be required by law, provided, however, such joinder shall not (i) result in the termination of the Lease or disturb the Tenant's possession or use of the premises demised thereunder or (ii) diminish or affect any privileges or rights of Tenant under the Lease, including, without limitation, any extension or renewal rights in accordance with the terms of the Lease; provided that at the time of the termination of the Ground Lease (a) the Lease shall be in full force and effect and (b) Tenant shall not be in default beyond any applicable notice, grace or cure periods under any of the terms, covenants or conditions of the Lease or of this Agreement on Tenant's part to be observed or performed;.

      3. Attornment. If Ground Lessor terminates the Ground Lease, and the conditions set forth in Section 2 above have been met at the time Ground Lessor terminates the Ground Lease, the Lease shall not be terminated or affected thereby but shall continue in full force and effect as a direct lease between Ground Lessor and Tenant upon all of the terms, covenants and conditions set forth in the Lease and in that event, Tenant agrees to attorn to Ground Lessor and Ground Lessor by virtue of such termination of the Ground Lease shall be deemed to have agreed to accept such attornment, provided, however, that if Ground Lessor is not in an affiliate of Landlord, Ground Lessor shall not be (a) liable for the failure of any prior landlord (any such prior landlord, including Landlord, being hereinafter referred to as a "Prior Landlord") to perform any obligations of Prior Landlord under the Lease which have accrued prior to the date on which Ground Lessor shall terminate the Ground Lease, however, nothing contained herein shall excuse Ground Lessor from its obligations to remedy a continuing problem that existed prior to the time it terminated the Ground lease; (b) liable for the return of rental security deposits, if any, paid by Tenant to any Prior Landlord in accordance with the Lease unless such sums are actually received by Ground Lessor, (d) bound by any payment of rents, additional rents or other sums which Tenant may have paid more than one (1) month in advance to any Prior Landlord unless such sums are actually received by Ground Lessor. In the event that any liability of Ground Lessor does arise pursuant to this Agreement or the Lease, such liability shall be limited and restricted to Ground Lessor's interest (such interest to include rental income, proceeds from sale, and insurance and condemnation proceeds received because of damage or destruction or condemnation to or of the Property) in the Property and shall in no event exceed such interest.

      4. Notice to Tenant. After written notice is given to Tenant by Ground Lessor that the Landlord is in default under the Ground Lease and that the rentals under the Lease should be paid to Ground Lessor pursuant to the terms of the assignment of leases and rents executed and delivered by Landlord to Ground Lessor in connection therewith, Tenant shall thereafter pay to Ground Lessor or as directed by the Ground Lessor, all rentals and all other monies due or to become due to Landlord under the Lease, and Landlord hereby expressly authorizes Tenant to make such payments to Ground Lessor without any obligation to inquire further as to whether or not a default exists under the Ground Lease (provided Tenant has a reasonable belief that such written notice is genuine and given by Ground Lessor) and hereby releases and discharges Tenant from any liability to Landlord on account of any such payments.

      5. Notices. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Tenant:          Philadelphia Consolidated Holding Corp.
                       One Bala Plaza - Suite 100
                       Bala Cynwyd, PA  19004
                       Attention:  Chief Financial Officer

If to Ground Lessor:   Bala Plaza, Inc.
                       c/o Tishman Speyer Properties, L.P.
                       45 Rockefeller Plaza
                       New York, NY  10111
                       Attention:  Chief Financial Officer

with copies to:        Bala Plaza, Inc.
                       c/o Tishman Speyer Properties, L.P.
                       One Bala Plaza - Suite 501
                       Bala Cynwyd, PA  19004
                       Attention:  Property Manager

and

                       Tishman Speyer Properties, L.P.
                       45 Rockefeller Plaza
                       New York, NY  10111
                       Attention: Chief Legal Officer

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 5, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in the state where the Property is located. Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

      6. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Ground Lessor and Tenant and their respective successors and assigns, including without limitation, the holder of any note secured by the Ground Lease.

      7. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State where the Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State where the Property is located.

      8. Miscellaneous. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

      9. Execution. This Agreement shall only be effective if executed by all parties, and a fully executed original is delivered to Tenant.

      IN WITNESS WHEREOF, Ground Lessor and Tenant have duly executed this Agreement as of the date first above written.

                                       GROUND LESSOR:

                                       BALA PLAZA, INC.,
                                       a Delaware corporation

                                       By: DAVID AUGARTEN
                                          ____________________________________
                                       Name: David Augarten
                                       Title: Vice President

                                       TENANT:

                                       PHILADELPHIA CONSOLIDATED HOLDING CORP., a Pennsylvania corporation

                                       By: JAMES J. MAGUIRE, JR.
                                          ____________________________________
                                       Name: James J. Maguire, Jr.
                                       Title: Pres./CEO

                                       The undersigned accepts and agrees
                                       to the provisions of Section 4 hereof:

                                       LANDLORD:

                                       BALA PLAZA PROPERTY, INC.,
                                       a Delaware corporation

                                       By: DAVID AUGARTEN
                                          ____________________________________
                                       Name: David Augarten
                                       Title: Vice President

                                 ACKNOWLEDGMENTS

         [FORM OF CORPORATION ACKNOWLEDGMENT - NEED ONE FOR EACH PARTY]

STATE OF PA         :
                    :  SS
COUNTY OF MONTGOMERY:

      On this 15 day of March, 2006, before me, a notary public, the undersigned officer, personally appeared James J. Maguire, Jr., who acknowledged himself (herself) to be the President & CEO of Philadelphia Consolidated, a corporation, and that he (she), as such President & CEO, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation.

      In witness whereof, I hereunto set my hand and official seal.

                                       (NOTARIAL SEAL)

                                       Ann M. Amato
                                       _________________________________
                                       Notary Public
                                       My Commission Expires: October 13, 2007

                                 ACKNOWLEDGMENTS

         [FORM OF CORPORATION ACKNOWLEDGMENT -- NEED ONE FOR EACH PARTY]

STATE OF New York  :
                   :  SS
COUNTY OF New York :

     On this 16 day of March, 2006, before me, a notary public, the undersigned officer, personally appeared David Augarten, who acknowledged himself (herself) to be the Vice President of Bala Plaza Property, Inc., a corporation, and that he (she), as such VP, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation.

     In witness whereof, I hereunto set my hand and official seal.

                                           (NOTARIAL SEAL)


                                           Kerri A.Garrett
                                           Notary Public
                                           My Commission Expires: March 22, 2007

                                ACKNOWLEDGMENTS

        [FORM OF CORPORATION ACKNOWLEDGMENT -- NEED ONE FOR EACH PARTY]

STATE OF New York  :
                   :  SS
COUNTY OF New York :

     On this 16 day of March, 2006, before me, a notary public, the undersigned officer, personally appeared David Augarten, who acknowledged himself (herself) to be the Vice President of Bala Plaza, Inc., a corporation, and that he (she), as such VP, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation.

     In witness whereof, I hereunto set my hand and official seal.

                                           (NOTARIAL SEAL)


                                           Kerri A.Garrett
                                           Notary Public
                                           My Commission Expires: March 22, 2007

                                    EXHIBIT A

                        LEGAL DESCRIPTION OF THE PROPERTY

One Bala Plaza

Block/Unit IDS:   1H/36
Parcel Numbers:   40-00-57132-00-5

The One Bala Plaza site is located at the northeast corner of St. Asaphs Road and Belmont Avenue. The site is irregular in shape and contains a total of 18.74 gross acres (with 2.12 acres in rights-of-ways, net area is 16.62 acres).

The site has +/- 1,150 feet of frontage along the north side of St. Asaphs Road, +/- 1,000 feet along the east side of Belmont Avenue and +/- 275 feet along the south side of Righters Ferry Road. The average site depth off St. Asaphs Road is 400-500 feet, with about 500 feet off Belmont Avenue.

Topography is generally level, and visibility is good along St. Asaphs Road. Visibility along Belmont Avenue and Righters Ferry Road is somewhat restricted due to the heavily wooded nature of the frontages.

Access to the site is provided by one 50 foot wide macadam paved driveway opposite Kings Grant Drive, at the southeast portion of the site's St. Asaphs Road frontage. This entrance is controlled by a traffic signal, with separate turn lanes into the site. There is no access from either Belmont Avenue or Righters Ferry Road. Overall access is considered adequate. Kings Grant Drive extends from the site +/- 750 feet to City Line Avenue (U.S. Route 1).

                                    RIDER ONE

                              ADDITIONAL PROVISIONS

R1-A  EXISTING LEASE

      Effective as of 11:59 p.m. on February 28, 2006, Tenant and Landlord hereby terminate the Lease dated as of August, 1995 (as amended, most recently pursuant to the Seventh Amendment to Lease dated March 3, 2005, the "EXISTING LEASE") between Landlord and Tenant and covering the Premises. Landlord and Tenant hereby expressly agree that the provisions of Article 5 of the Existing Lease, governing post expiration or termination adjustments for additional rent payable by Tenant on account of increases in "Real Estate Taxes" and "Operation and Maintenance Costs" for each "Comparison Year" (as each such term is defined in the Existing Lease), shall apply with respect to the period from January 1, 2006 through February 28, 2006.

R1-B IMPROVEMENTS TO THE PREMISES

      (A) Improvements to the Existing Premises. At Landlord's expense, subject to the payment by Tenant of Tenant's Contribution in accordance with the provisions of Section (F) of this Rider R1-B, Landlord agrees to make improvements ("LANDLORD'S EXISTING PREMISES IMPROVEMENTS") in and to the Existing Premises in accordance with (i) Landlord's detailed budget drawings dated March 3, 2006, copies of which are attached hereto as Exhibit A-6 ("DETAILED BUDGET DRAWINGS") which were prepared by Landlord's architect (the "ARCHITECT") and approved by Landlord and Tenant, (ii) final plans and specifications (the "EXISTING PREMISES PLANS AND SPECIFICATIONS") based upon and conforming to the Detailed Budget Drawings, which shall be prepared by the Architect and subject to approval by Landlord and Tenant, which shall not be unreasonably withheld, conditioned or delayed by either of them, and (iii) mechanical, electrical and plumbing plans to be prepared based upon the Existing Premises Plans and Specifications and subject to approval by Landlord and Tenant, which shall not be unreasonably withheld, conditioned or delayed by either of them ("EXISTING PREMISES MEP PLANS").

      (B) Improvements to the Additional Second Floor Space. At Landlord's expense, subject to the payment by Tenant of Tenant's Contribution in accordance with the provisions of Section (F) of this Rider R1-B, Landlord agrees to make improvements ("LANDLORD'S ADDITIONAL SECOND FLOOR SPACE IMPROVEMENTS") in and to the Additional Second Floor Space in accordance with (i) the Detailed Budget Drawings, (ii) final plans and specifications (the "ADDITIONAL SECOND FLOOR SPACE PLANS AND SPECIFICATIONS") based upon and conforming to the Detailed Budget Drawings, which shall be prepared by the Architect and subject to approval by Landlord and Tenant, which shall not be unreasonably withheld, conditioned or delayed by either of them, and (iii) mechanical, electrical and plumbing plans to be prepared based upon the Additional Second Floor Space Plans and Specifications and subject to approval by Landlord and Tenant, which shall not be unreasonably withheld, conditioned or delayed by either of them ("ADDITIONAL SECOND FLOOR SPACE MEP PLANS").

      (C) Improvements to the Additional Third Floor Space. At Landlord's expense, subject to the payment by Tenant of Tenant's Contribution in accordance with the provisions of

                                  Rider R1 - 1

Section (F) of this Rider R1-B, Landlord agrees to make improvements ("LANDLORD'S ADDITIONAL THIRD FLOOR SPACE IMPROVEMENTS") in and to the Additional Third Floor Space in accordance with (i) the Detailed Budget Drawings, (ii) final plans and specifications (the "ADDITIONAL THIRD FLOOR SPACE PLANS AND SPECIFICATIONS") based upon and conforming to the Detailed Budget Drawings, which shall be prepared by the Architect and subject to approval by Landlord and Tenant, which shall not be unreasonably withheld, conditioned or delayed by either of them, and (iii) mechanical, electrical and plumbing plans to be prepared based upon the Additional Third Floor Space Plans and Specifications and subject to approval by Landlord and Tenant, which shall not be unreasonably withheld, conditioned or delayed by either of them ("ADDITIONAL THIRD FLOOR SPACE MEP PLANS").

      (D) Certain Defined Terms. As used herein, the following terms shall have the respective meanings assigned to them below:

            (i) "IMPROVEMENTS" shall mean the Existing Premises Improvements, the Additional Second Floor Space Improvements or the Additional Third Floor Space Improvements, as applicable.

            (ii) "PLANS AND SPECIFICATIONS" shall mean the Existing Premises Plans and Specifications, the Additional Second Floor Space Plans and Specifications or the Additional Third Floor Space Plans and Specifications, as applicable.

            (iii) "MEP PLANS" shall mean Existing Premises MEP Plans, Additional Second Floor Space MEP Plans or Additional Third Floor Space MEP Plans, as applicable.

      (E) No Funding of Work by Tenant. No portion of Tenant's Contribution shall be used to pay for any costs or expenses related to any work performed by Tenant in any portion of the Existing Premises, Additional Second Floor Space or Additional Third Floor Space.

      (F) Payment of Tenant's Contribution. Tenant shall pay Tenant's Contribution to Landlord in nine (9) equal monthly installments during the construction of the Improvements. Each such installment shall be payable within thirty (30) days after Tenant's receipt of an invoice therefor from Landlord. The first installment shall be invoiced by Landlord upon its commencement of any of the Improvements.

      (G) Preparation, Review or Approval by Landlord or Tenant Not a Representation or Warranty. Neither the preparation of the Plans and Specifications by the Architect, nor the review or approval of the Plans and Specifications and/or MEP Plans by Landlord or Tenant constitutes a representation or warranty by Landlord or Tenant that such plans either (i) are complete or suitable for their intended purpose, or (ii) comply with applicable laws, rules, regulations, code or ordinances; it being expressly agreed by Landlord and Tenant that neither Landlord nor Tenant assume any responsibility or liability whatsoever to the other party or to any other person or entity for such completeness or suitability. The foregoing shall not be deemed to modify or override any of the respective obligations of Landlord and Tenant set forth elsewhere in this Lease including, without limitation, those set forth in
Article 8.

                                  Rider R1 - 2

      (H) Changes. If Tenant requests any changes to the Plans and Specifications, Landlord shall not unreasonably withhold its consent to any such changes, provided the changes do not adversely affect the Building's structure, Building systems, equipment, appearance or value, but, if such changes increase the cost of constructing the Improvements shown on the Plans and Specifications, Tenant shall bear such costs and shall pay such estimated increased costs to Landlord within 10 days of receipt of an invoice therefor at such time as the request is approved by Landlord. If the actual increased costs are greater than the estimated increased costs, Tenant shall pay the difference in increased costs to Landlord within 30 days of an invoice promptly upon demand therefor. The costs charged by Landlord to Tenant caused by Tenant's requesting changes to Improvements or the Plans and Specifications shall be equal to the sum of (i) the amount of money Landlord has to pay to cause Improvements, as reflected by revised Plans and Specifications, to be constructed above the costs that Landlord would have had to pay to cause Improvements to be constructed if no changes had been made to the Plans and Specifications ("DIFFERENTIAL"), (ii) any cancellation fees, reshipping charges or any other similar costs incurred by Landlord in connection therewith, and (iii) an amount equal to 1.25% of the Differential to compensate Landlord for its time and effort in connection with such changes. If such changes delay Landlord's completion of Improvements shown on the Plans and Specifications, then such delay shall constitute a Tenant Delay. Any other actions of Tenant, or inaction by Tenant, which delays Landlord in completing Improvements shown on such Plans and Specifications shall also constitute a Tenant Delay. Whenever possible and practical, Landlord will utilize, for the construction of Improvements, the items and materials designated in the Plans and Specifications; provided, however, that whenever Landlord reasonably determines in its judgment that it is not practical or efficient to use such materials, Landlord shall have the right to substitute comparable items and materials (or of better quality if no such comparable item exists or is readily obtainable; at no time shall Tenant be required to accept an inferior substitute because of the unavailability of the item specified). If Tenant refuses to grant such consent, and Landlord is reasonably delayed in causing the applicable portion of the Existing Premises, Additional Second Floor Space or Additional Third Floor Space, or any part thereof, to be Substantially Complete because of Tenant's failure to permit the substitution of comparable items and materials (or of better quality if no such comparable item exists or is readily available), such delay shall constitute a Tenant Delay.

      (I) Tenant's Construction Agent. Tenant hereby designates Joseph Barnes as its authorized agent ("TENANT'S CONSTRUCTION AGENT") for the purpose of submitting to Landlord and authorizing any change orders and for the purpose of consulting with Landlord as to any and all aspects of Improvements. Tenant's Construction Agent shall have the right to inspect the Existing Premises, Additional Second Floor Space and Additional Third Floor Space during the course of Improvements provided Tenant's Construction Agent shall make a prior appointment with Landlord and/or its contractor at a mutually convenient time.

      (J) [Intentionally Omitted].

      (K) No Entrance During Construction. Neither Tenant, nor any of its employees, consultants, agents, contractors, representatives or invitees shall enter the Additional Second Floor Space or Additional Third Floor Space, as applicable, during the performance of Improvements in such space. If Tenant or any of its employees, consultants, agents, contractors, representatives or invitees enters upon the Additional Second Floor Space or Additional Third

                                  Rider R1 - 3

Floor Space, as applicable, prior to the completion of Improvements in such space, Tenant shall indemnify and save Landlord harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) arising from or claimed to arise as a result of (i) any act, neglect or failure to act of Tenant or anyone entering such space with Tenant's permission, or (ii) any other reason whatsoever arising out of Tenant's entry upon such space.

      (L) Tenant's Possession of Existing Premises During Construction. Because Tenant will be in possession of the Existing Premises during the construction of any Improvements in the Existing Premises, Tenant agrees that (i) Tenant shall not interfere with the execution and performance of any such Improvements, and
(ii) Tenant will take all reasonable steps requested by Landlord or its contractor(s) to provide working areas within the Existing Premises required by Landlord or its contractors, so the construction of the Improvements thereto will not be delayed or made more costly by the presence of Tenant's personnel in the Existing Premises. Notwithstanding anything to the contrary contained in the Lease, in no event shall Landlord's entry upon the Existing Premises for the purposes of performing Improvements be deemed to be an eviction, actual or constructive, of Tenant from the Existing Premises or any portion thereof, nor shall anything contained in this Rider R1-B or any action of Landlord in accordance herewith relieve or excuse Tenant from its obligations and duties under this Lease, including without limitation Tenant's obligation to pay Rent pursuant to this Lease.

      (M) Tenant's Personal Property. Tenant hereby assumes all risk to Tenant's furniture, fixtures, furnishings, fittings apparatus, appliances, machinery, equipment, supplies, inventory and personal property of any kind and nature whatsoever (collectively, "TENANT'S PERSONAL PROPERTY") arising in connection with the performance of any Improvements, except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors. Tenant hereby releases Landlord, its agents, employees and contractors, from and against any claim, loss, cost or liability for damage to Tenant's Personal Property or for injury to any persons resulting or claimed to have resulted in connection with the performance of any Improvements, except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees or contractors. In accordance with the foregoing, Tenant shall
(i) obtain property and liability insurance, or confirm that its current insurance policies are effective, against such risks in the amounts required under the Lease, and Tenant shall provide Landlord with evidence of such insurance prior to the commencement of any Improvements, which insurance policies shall include a waiver of subrogation in favor of Landlord whereby Tenant and its insurer(s) each waive any right of recovery against Landlord for any loss or damage suffered in connection with the performance of Improvements, whether or not such loss or damage is caused by the fault or negligence of Landlord, and (ii) indemnify and hold harmless Landlord, its agents, employees and contractors from any claim, loss cost or liability for damage to Tenant's Personal Property or for injury to any persons resulting or claimed to have resulted in connection with the performance of any Improvements.

R1-C OPTION TO EXTEND TERM

      Provided and upon the condition that at the time Tenant exercises its right and option (described below) to extend the Term and immediately prior to the commencement date of the

                                  Rider R1 - 4
extension term, the Lease shall be in full force and effect and no "Event of Default" as defined in Section 15.1 shall have occurred and be continuing, Tenant shall have the right and option, exercisable by giving Landlord prior written notice thereof on or before the date which is 18 months prior to the scheduled Expiration Date, to extend the Term of this Lease for one extension term of five years, commencing on the day immediately following the scheduled Expiration Date and expiring on the fifth anniversary of the scheduled Expiration Date, at an annual Fixed Rent (expressed as an annual amount per square foot of the total rentable square feet of the Premises) equal to the current Fair Market Rent (defined below) as of the commencement date of the extension term, but otherwise upon the same terms, conditions and provisions contained in this Lease, including without limitation the obligation of Tenant to pay Additional Rent in respect of Taxes and Operating Expenses under Articles 1 and 7 of this Lease (except that (A) Landlord shall have no obligation to perform any improvements to the Premises or provide any contribution therefor,
(B) there shall be no waiver or abatement of Rent, and (C) there shall be no further right and option to extend). The Fair Market Rent shall mean the annual base rent, per square foot (with a tenant to pay additional rent of the same types described in Articles 1 and 7 of this Lease), for a lease term equivalent to the extension term, at which landlords are leasing comparable office space in Comparable Buildings (with appropriate adjustments to take account of variations in location, size and tenant fit-up costs undertaken by such landlords).

R1-D REIMBURSEMENT ALLOWANCE

      (A) Pursuant to the Sixth Amendment to Lease dated October 23, 2004 ("Sixth Amendment") between Landlord and Tenant, which amended the Existing Lease, Landlord agreed to reimburse Tenant for the actual amount of "Improvement Costs" (as defined in the Sixth Amendment) paid by Tenant in excess of "Landlord's Contribution" (as defined in the Sixth Amendment) up to a maximum amount of $243,540 if Landlord and Tenant entered into an extension of the Existing Lease of at least six years at mutually acceptable rents. Landlord and Tenant agree that this Lease satisfies the conditions to Landlord's reimbursement obligation under the Sixth Amendment and that Landlord's reimbursement obligation under the Sixth Amendment is $243,540. However, in consideration of Landlord's agreement under Rider R1-B to perform the Improvements at Landlord's expense (subject to the payment by Tenant of Tenant's Contribution in accordance with the provisions of Section (F) of Rider R1-B), Tenant hereby releases Landlord from its obligation to pay Tenant the aforesaid $243,540.

      (B) Pursuant to the Seventh Amendment to Lease dated May 3, 2005 ("Seventh Amendment") between Landlord and Tenant, which amended the Existing Lease, Landlord agreed to reimburse Tenant for the actual amount of "Improvement Costs" (as defined in the Seventh Amendment) paid by Tenant in excess of "Landlord's Contribution" (as defined in the Seventh Amendment) up to a maximum amount of $107,385 if Landlord and Tenant entered into an extension of the Existing Lease of at least six years at mutually acceptable rents. Landlord and Tenant agree that this Lease satisfies the conditions to Landlord's reimbursement obligation under the Seventh Amendment and that Landlord's reimbursement obligation under the Seventh Amendment is $107,385. However, in consideration of Landlord's agreement under Rider R1-B to perform the Improvements at Landlord's expense (subject to the payment by Tenant of Tenant's Contribution in accordance with the provisions of Section (F) of Rider R1-B), Tenant hereby releases Landlord from its obligation to pay Tenant the aforesaid $107,385.

                                  Rider R1 - 5

R1-E LANDLORD HVAC

      At its sole cost and expense, Landlord shall engineer and make modifications to the existing heating, ventilating and air conditioning systems serving the Premises (excluding the Surrender Space, if Tenant exercises its right to surrender and vacate the Surrender Space, but including the Surrender Space if Tenant does not exercise such right) that are required to maintain the temperature in the Premises: (a) between 72 to 75 degrees F during the cooling season when outdoor temperatures are at 92 degrees F dry bulb and 75 degrees F wet bulb per ASHRAE Standards and based upon the following conditions in the
Premises: one person per 125 rentable square feet and a lighting and equipment load of 4 watts per square foot, with window blinds drawn down to block direct sun light; and (b) between 70 to 73 degrees F during the heating season when outdoor temperature is at 10 degrees F per ASHRAE Standards. Such engineering and modification work is referred to herein as "LANDLORD'S HVAC WORK." Landlord shall complete Landlord's HVAC Work on or before June 30, 2007 with respect to the Existing Premises (excluding the Surrender Space, if Tenant exercises its right to surrender and vacate the Surrender Space, but including the Surrender Space if Tenant does not exercise such right), on or before the Additional Second Floor Space Commencement Date with respect to Additional Second Floor Space and on or before the Additional Third Floor Space Commencement Date with respect to Additional Third Floor Space.

      Landlord's HVAC Work may include such items as: reducing the larger zones and larger reheats into smaller zones with smaller reheats as to obtain more localized control, improving duct work layout for better air flow, calibrating or replacing thermostats, enhancing of the Building Management System as to read more data points for quicker equipment response, address distressed duct insulation and turning vanes, address induction units by cleaning coils and nozzles and calibrating thermostats, balance air flow at the air handling unit on to the floor and to the Premises.

      In its performance of Landlord's HVAC Work, Landlord shall use commercially reasonable efforts to minimize any interference with Tenant's use and occupancy of the Existing Premises, it being understood and agreed that (without limiting the foregoing) such work shall be performed outside of Tenant's customary business hours of 9:00 a.m. to 5:00 p.m., Philadelphia time on Mondays through Fridays (excluding holidays).

      Because Tenant will be in possession of the Existing Premises during the execution and performance of Landlord's HVAC Work but subject to Landlord's obligation to perform the HVAC Work in accordance with the preceding paragraph, Tenant agrees that (i) Tenant shall use commercially reasonable efforts not to interfere with the execution and performance of Landlord's HVAC Work, and (ii) Tenant shall take all reasonable steps requested by Landlord or its contractor(s) to provide working areas within the Existing Premises required by Landlord or its contractors, so the execution and performance of Landlord's HVAC Work will not be delayed or made more costly by the presence of Tenant's personnel in the Existing Premises.

R1-F IMPROVEMENTS TO THIRD FLOOR RESTROOMS

      During the calendar year 2006, Landlord shall, at its sole cost and expense, renovate the Men's and Ladies Restrooms located on the third floor in the east lobby of the Building,

                                  Rider R1 - 6
provided that such renovations do not trigger ADA compliance issues that require Landlord to reduce the number of toilet stalls located in, or expand the size of, such restrooms. Such renovation work shall be under the control of Landlord and shall be limited to the installation of new ceramic tile on the floors, new wallcovering on the walls, new toilet partitions, new sinks and countertops, new toilets and urinals, new lighting fixtures and painting.

R1-G BUILDING SIGN; FUTURE MONUMENT SIGN

      Landlord shall at its sole cost and expense install a sign bearing Tenant's name at a location on the Building that is reasonably acceptable to Landlord and Tenant. The design of such sign (including size, shape, type, font and color) shall be subject to Tenant's approval, which shall not be unreasonably withheld. Reasonably promptly after Landlord and Tenant agree upon the location, and design of the new sign, Landlord will apply for all necessary governmental and other approvals for the installation and maintenance of the new sign. Landlord will install the new sign reasonably promptly after Landlord obtains such governmental and other approvals.

      If at any time after the Effective Date Landlord erects a monument sign for the Building (and Landlord shall be under no obligation to do so), Landlord shall offer to Tenant the right to be the exclusive tenant named on the monument sign. Tenant shall exercise such right within 30 days after Landlord gives written notice to Tenant. Landlord shall have the right to determine the design of the sign in its reasonable discretion (including size, shape, type, font and color).

      Tenant's rights under this Rider R1-G shall continue until the earlier to occur of (a) the date that Tenant ceases to occupy at least 90,000 rentable square feet in the Building for the conduct of its business, (b) the date that this Lease is terminated, or (c) the Expiration Date, as the same may be extended under Rider R1-C.

R1-H FITNESS CENTER

      During the Term of this Lease, Landlord shall use commercially reasonable efforts to maintain a fitness center in the Building that is available to employees of Tenant for a fee.

      During the 2006 calendar year, Landlord shall use commercially reasonable efforts to plan and design, obtain consents and approvals for, and construct and complete, at Landlord's cost and expense, the following renovations to the existing fitness center in the Building: (a) redesign and replace the existing interconnecting spiral staircase, (b) renovation of existing bathrooms and locker rooms and (c) miscellaneous aesthetic design upgrade. The consent and approval of the tenant of the Building that operates such fitness center and of each subtenant of such tenant, are conditions to Landlord's obligations under this Rider R1-H.

R1-I DELICATESSEN

      During the Term of this Lease, Landlord shall use commercially reasonable efforts to maintain a delicatessen in the Building that is open to the public.

R1-J CONDITIONS TO EFFECTIVENESS

                                  Rider R1 - 7

      (A) Landlord and Tenant expressly agree that their respective rights and obligations under this Lease with respect to that portion of the Additional Second Floor Space that is comprised of 1,699 rentable square feet of space that is known as Suite 215 and currently leased by Landlord to and occupied by Synerfac are subject to and conditioned upon Synerfac and all persons claiming any rights by or through Synerfac vacating and surrendering such portion of the Additional Second Floor Space to Landlord before, on or after June 18, 2006, the scheduled expiration date of Synerfac's lease covering such space.

      (B) Landlord and Tenant expressly agree that their respective rights and obligations under this Lease with respect to the Additional Third Floor Space, which is currently leased by Landlord to United States Postal Service ("USPS"), are subject to and conditioned upon USPS and all persons claiming any rights by or through USPS vacating and surrendering the Additional Third Floor Space to Landlord before, on or after March 31, 2006, the current scheduled date for USPS's move from such space.

      (C) Landlord shall use commercially reasonable efforts to cause the conditions described in this Rider R1-J to be satisfied as soon as reasonably practicable.

R1-K RIGHT OF FIRST OFFER

      Landlord hereby grants to Tenant the right of first offer to add to the Premises the First Offer Space (defined below) upon the terms, conditions and provisions ("Right of First Offer") set forth below in this Rider R1-K. As used herein, the "First Offer Space" shall mean, as applicable, any of the following space in the Building which shall become available for lease during the Term:
(i) 10,642 rentable square feet of space on the third floor of the Building that is currently occupied by Greater Philadelphia Radio and is shown outlined and hatched in black on the Floor Plan attached to and made a part of this Lease as Exhibit A-5, (ii) 12,494 rentable square feet of space on the fourth floor of the Building that is currently occupied by Greater Philadelphia Radio and is shown outlined and hatched in black on the Floor Plan attached to and made a part of this Lease as Exhibit A-5, and (iii) 7,264 rentable square feet of space on the fourth floor of the Building that is currently occupied by Greater Boston Radio and is shown outlined and hatched in black on the Floor Plan attached to and made a part of this Lease as Exhibit A-5. Notwithstanding the foregoing, the First Offer Space shall not be available for lease for this purpose if (x) a tenant occupying such space wishes to renew or extend its lease for such space, or to enter into a new lease for such space, whether or not pursuant to a right to do so, (y) such space is subject to an expansion option, right of first refusal or right of first offer or similar right as of the Effective Date (but in such case such space shall be "available for lease" if such prior right expires unexercised) or (z) such space is subject to an expansion option, right of first refusal or right of first offer hereafter given in a lease provided the space leased pursuant to such lease was offered to Tenant with the attendant right of expansion, first refusal or first offer and Tenant did not timely exercise its right of first offer.

            (a) Landlord shall give Tenant written notice when Landlord is about to begin negotiations to lease all or any one or more of the three portions of the First Offer Space described in clauses (i) through (iii) in the preceding paragraph (the entire First Offer Space or such portion(s) of the First Offer Space, as applicable, is referred to below in this Rider R1-K as the "First Offer Space" for ease of reference); and in order to validly exercise the Right of First

                                  Rider R1 - 8
offer, Landlord must receive written notice of exercise from Tenant within 20 days after the date of Landlord's notice;

            (b) Subject to the conditions set forth in this Rider R1-K, effective on the 30th day after the date that Landlord tenders possession of the First Offer Space to Tenant (the "First Offer Space Commencement Date"):

                  (i) Landlord shall lease, demise and let unto Tenant the First Offer Space and Tenant shall take and hire the First Offer Space for the period commencing on the First Offer Space Commencement Date and terminating on the Expiration Date, pursuant to an amendment to this Lease, in form mutually acceptable to Landlord and Tenant and to be executed and delivered by Landlord and Tenant prior to the First Offer Space Commencement Date, containing terms, conditions and provisions consistent with those set forth in this Rider R1-K (the "First Offer Space Amendment");

                  (ii) Landlord shall, at Landlord's sole cost and expense, up to a maximum equal to the product determined by multiplying (1) $.26 per rentable square foot by (2) the number of full calendar months between the First Offer Space Commencement Date and the Expiration Date (the "Landlord's First Offer Space Contribution"), construct and complete such improvements to the First Offer Space that are mutually agreed upon by Landlord and Tenant. Such improvements to be constructed by Landlord shall be described in plans and specifications to be prepared by Tenant and approved by Landlord (such approval not to be unreasonably withheld). Landlord's First Offer Space Contribution shall cover (A) construction, design and engineering costs and fees (other than any such costs or fees related to wiring or cabling), including without limitation, the cost of preparing the plans and specifications and the mechanical and engineering drawings, (B) labor and materials, (C) construction permits, (D) the cost of installing the suite numbers and identification sign(s) for Tenant on the exterior of the doors to the First Offer Space, (E) reasonable overhead and (F) a 1.25% construction management fee on all of the foregoing (collectively "First Offer Space Improvement Costs"). Any part of Landlord's First Offer Space Contribution not spent by the expiration date of the three-month period commencing on the First Offer Space Commencement Date shall be forfeited and Tenant shall have no right to such unused Landlord's First Offer Space Contribution. In the event the improvements made to the First Offer Space exceed the sum of Landlord's First Offer Space Contribution, Tenant shall pay to Landlord an amount equal to the entire amount of the excess, in a lump sum, within thirty (30) days after Landlord's billing therefor. In the event the First Offer Space Improvement Costs are less than the sum of Landlord's First Offer Space Contribution, Tenant shall not be entitled to any credit or payment of any type whatsoever. No portion of Landlord's First Offer Space Contribution shall be used to pay for any costs or expenses related to any work performed by Tenant in any portion of the Premises;

                  (iii) Except as set forth in the preceding clause (ii), Tenant shall accept the First Offer Space in its AS-IS condition as of the First Offer Space Commencement Date, and Landlord shall have no obligation to make any alterations or improvements to the First Offer Space for or during the period commencing on the First Offer Space Commencement Date and ending on the Expiration Date;

                                  Rider R1 - 9

                  (iv) The First Offer Space shall be (A) added to the Premises and (B) governed by all of the provisions of this Lease, as amended pursuant to the First Offer Space Amendment;

                  (v) Tenant shall pay Landlord annual Fixed Rent for the First Offer Space (expressed as an annual amount per square foot of the total rentable square feet of the First Offer Space) equal to the amount stated by Landlord in Landlord's offer notice as the annual Fixed Rent;

                  (vi) Tenant shall pay Additional Rent with respect to the First Offer Space in the amounts and on the basis set forth in Landlord's offer notice as the Additional Rent;

            (c) If the First Offer Space is not ready for Tenant's occupancy on the date anticipated by the parties because of the failure or refusal of the then present occupant of the First Offer Space to vacate and surrender up the same, or because of any restrictions, limitations or delays caused by Governmental Authority, Tenant shall not be entitled to make any claim for or receive any damages whatsoever from Landlord;

            (d) The Right of First Offer afforded to Tenant by this Rider R1-K shall not be exercisable by or available to Tenant, nor shall Landlord be obligated to give Tenant the offer notice described in paragraph (a) of this Rider R1-K before leasing all or part of the First Offer Space to a third party, if at any time during the Term of this Lease when such right would otherwise be exercised by or available to Tenant, or the offer notice be required to be made by Landlord, an "Event of Default" as defined in Section 15.1 shall have occurred and be continuing; and

            (e) If Tenant does not exercise its rights to lease the First Offer Space in accordance with the provisions of this Rider R1-K, then Landlord shall be released of any obligation to offer to Tenant the right to lease the First Offer Space and Landlord shall have the unrestricted right to lease the First Offer Space to any person or entity for such rent and upon such other terms as Landlord shall determine in its sole discretion, except that (i) if Landlord shall wish to enter into any lease of such First Offer Space for Fixed Rent which is less than 90% of the Fixed Rent last offered to Tenant, or for Additional Rent materially less than that last offered to Tenant, then Landlord shall first offer such First Offer Space to Tenant on these more favorable terms, and Tenant shall be entitled to accept such offer by written notice given within five (5) Business Days following Tenant's receipt of such offer, and (ii) if Landlord shall not have entered into a lease with a third party within twelve
(12) months after last offering the space in question to Tenant, then Landlord shall have an obligation to offer to Tenant the right to lease such First Offer Space one more time. If Landlord does so and Tenant does not exercise its rights to lease such First Offer Space in accordance with the provisions of this Rider R1-K, then Landlord shall be released of any obligation to offer to Tenant the right to lease such First Offer Space and Landlord shall have the unrestricted right to lease such First Offer Space to any person or entity for such rent and upon such other terms as Landlord shall determine in its sole discretion, subject only to Tenant's rights under clause (i) of the first sentence in this subsection (e) (and not subject to clause (ii) of such sentence). The first time that Landlord leases any of the First Offer Space to a third party, Tenant's rights under this Rider R1-K with respect to such

                                 Rider R1 - 10

First Offer Space shall terminate and Landlord shall be released of any obligation to offer to Tenant the right to lease such First Offer Space under this Rider R1-K.

                                 Rider R1 - 11